UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6693
                                                     ---------------------

                    Nuveen Select Tax-Free Income Portfolio 3
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: March 31
                                           ------------------

                  Date of reporting period: March 31, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


ANNUAL REPORT  | Nuveen Investments
March 31, 2009 | MUNICIPAL CLOSED-END FUNDS

[PHOTO OF: SMALL CHILD]

NUVEEN SELECT
TAX-FREE INCOME
PORTFOLIO
NXP

NUVEEN SELECT
TAX-FREE INCOME
PORTFOLIO 2
NXQ

NUVEEN SELECT
TAX-FREE INCOME
PORTFOLIO 3
NXR

NUVEEN CALIFORNIA
SELECT TAX-FREE
INCOME PORTFOLIO
NXC

NUVEEN NEW YORK
SELECT TAX-FREE
INCOME PORTFOLIO
NXN

It's not what you earn, it's what you keep.(R)  |  LOGO: NUVEEN Investments

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

Chairman's
LETTER TO SHAREHOLDERS

[PHOTO OF ROBERT P. BREMNER]  |  Robert P. Bremner  |  Chairman of the Board

Dear Shareholders,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government's actions are very encouraging and more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many negative forces at work in the equity and fixed income markets. The comments by the portfolio managers describe the strategies being used to pursue your Fund's long term investment goals. The financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders' concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long term investment strategy in the current market environment.

On behalf of myself and the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner
Robert P. Bremner
Chairman of the Nuveen Fund Board
May 22, 2009

Portfolio Managers' COMMENTS

Nuveen Investments Municipal Closed-End Funds | NXP, NXQ, NXR, NXC, NXN

Portfolio managers Tom Spalding, Scott Romans, and Cathryn Steeves examine economic and municipal market conditions at the national and state levels, key investment strategies, and the twelve-month performance of the Nuveen Select Portfolios. With 34 years of investment experience, Tom has managed the three national Portfolios since 1999. Scott, who joined Nuveen in 2000, has managed NXC since 2003, while Cathryn, who has been with Nuveen since 1996, assumed portfolio management responsibility for NXN in 2006.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE-MONTH REPORTING PERIOD ENDED MARCH 31, 2009?

During this reporting period, downward pressure on the economy continued and stress in the financial and credit markets led to increased price volatility for most securities, reduced liquidity and a general flight to quality. In an effort to improve overall economic conditions, the Federal Reserve (Fed) cut interest rates, lowering the fed funds rate from 2.25% at the beginning of the period (April 2008) to a target range of zero to 0.25%, its lowest level on record. In March 2009, the Fed announced that, in addition to maintaining the target rate at its current level, it would buy $300 billion in Treasury securities in an effort to improve conditions in private credit markets and up to an additional $750 billion of agency mortgage-backed securities to bolster the housing market.

The Fed's rate-cutting was in part a response to the decline in U.S. economic growth, as measured by the U.S. gross domestic product (GDP), a closely watched gauge of economic performance. Since posting growth of 2.8% in the second quarter of 2008, GDP has contracted at annual rates of 0.5% in the third quarter of 2008, 6.3% in the fourth quarter of 2008, and 6.1% in the first quarter of 2009, all of which adds up to the worst recession in 50 years (all GDP numbers annualized). The deepening housing slump also continued to trouble the economy, with the average home price falling 18.6% between February 2008 and February 2009. In the labor markets, March 2009 marked the fifteenth consecutive month of job losses and the fourth straight month when employment losses topped 600,000, bringing the total number of job losses since the economic recession began to
5.1 million. The national unemployment rate for March 2009 was 8.5%. Inflation remained subdued, as the Consumer Price Index (CPI), reflecting large drops in energy and transportation prices, fell 0.4% year-over-year as of March 2009. The core CPI (which excludes food and energy) rose 1.8%. Both numbers were within the Fed's unofficial objective of 2.0%.

During this period, the nation's financial institutions and markets--including the municipal bond market--experienced significant turmoil. Reductions in demand decreased relative valuations of municipal bonds across all credit ratings, especially those with lower credit ratings and this generally reduced the Fund's net asset values. As a result, some of these firms were unwilling to commit their capital to purchase and to serve as a dealers for municipal bonds. The reduction in dealer involvement in the market was accompanied by

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

significant net selling pressure by investors, particularly related to lower-rated municipal bonds as institutional investors generally removed money from the municipal bond market, at least in part because of their need to reduce the leveraging of their municipal investments. This deleveraging was in part driven in some measure by the overall reduction in the amount of financing available for such leverage, the increased cost of such leverage financing and the need to reduce leverage levels that had recently been increased due to the decline in municipal bond prices.

Municipal bond prices were further negatively impacted by concerns that the need for additional deleveraging and a supply overhang (i.e., a large backlog of new issues that had been postponed) would cause selling pressure to persist. In addition to falling prices, the municipal market was beset by market conditions that contributed to greater price volatility, including wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); greatly reduced liquidity (i.e., the ability to sell bonds at prices close to their carrying values), particularly for lower quality bonds; and a lack of price transparency (i.e., the ability to accurately determine the price at which a bond would likely trade).

In the municipal bond market, performance over this period was significantly impacted by concerns about the credit markets, downgrades of municipal bond insurers and the freeze-up of the auction rate market. The events created surges of selling pressure as many municipal bond owners tried to sell holdings into a market already experiencing a lack of liquidity. Combined with the Fed rate cuts, this produced a steepening of the municipal yield curve. In this environment, bonds with shorter maturities generally outperformed longer maturity bonds and higher quality bonds tended to outperform lower quality credits.

Over the twelve months ended March 31, 2009, municipal bond issuance nationwide totaled $434.5 billion, a drop of 4% compared with the twelve-month period ended March 31, 2008. While market conditions during this period impacted the demand for municipal bonds, investors, especially from the retail sector, continued to be attracted by the higher interest rates and yields of the municipal bond market relative to taxable bonds.

HOW WERE ECONOMIC AND MARKET CONDITIONS IN CALIFORNIA AND NEW YORK DURING THIS PERIOD?

Employment declines, especially in the construction, finance and manufacturing sectors, far outpaced the modest gains reported in education/health services, government and leisure and hospitality, the only sectors to report positive growth. As of March 2009, California's unemployment rate was 11.2%, the highest level on record, up from 6.4% in March 2008. On the positive side, the state's economy remained relatively diverse, with technology providing recent economic support, especially in the areas of renewable energy and medical equipment. Because of its exposure to riskier, non-traditional mortgage products, the state's housing market felt the full impact of the sub-prime mortgage crisis as well as the downturn in the housing sector. Foreclosures in California, which reached a rate twice the U.S. average, have driven reductions in home prices throughout the state. According to the Standard & Poor's (S&P)/Case-Shiller home price index of 20 major metropolitan areas, housing prices in San Francisco, Los Angeles and San Diego fell 31.0%, 24.1% and 22.9%, respectively, between February 2008 and February 2009, compared with an average decrease of 18.6% nationwide. The severe decline in California's housing industry had ramifications beyond the significant job losses in construction, as declining home values contributed to a sharp downturn in both consumer spending and government tax revenues, with weaker tax collections forcing downward revisions to revenue estimates from state and local governments.

The California legislature adopted a revised $130 billion fiscal 2009-2010 state budget, closing the gap with $15 billion in spending cuts, $11.4 billion in new borrowing, $12.8 billion in new taxes and $2 billion from federal stimulus funds. The spending cuts were spread across a number of budget categories, with the brunt being borne by K-14 education ($8.4 billion), health and human services and state payrolls. Tax increases included a one-percent increase in the state sales tax, increased vehicle license fees, a 0.5% surcharge on personal income taxes, and a reduction in the dependent tax credit. However, final approval of several elements of the budget remain subject to voter approval, with a special election scheduled for May 19, 2009. In addition, delay in passing the 2009-2010 budget exacerbated California's ongoing cashflow problems, limiting the state's ability to borrow in the short-term markets to smooth out uneven cashflows and meet priority payments, including debt service on bonds. In March 2009, the California legislative analyst's office announced that a new gap of $8 billion had opened in the state budget.

In February 2009, S&P downgraded its rating on California general obligation
(GO) bonds from A+ to A, while Moody's and Fitch lowered their California GO ratings from A1 and A+ to A2 and A, respectively, in March 2009. For the twelve months ended March 31, 2009, municipal issuance in California totaled $62.5 billion, a decrease of 12% from the twelve months ended March 31, 2008.

Although New York somewhat lagged the rest of the nation into the current recession, the state has now experienced a sharp economic downturn characterized by mounting job losses, a deteriorating housing market, and a virtual halt in home construction. The loss of a significant number of manufacturing jobs has impacted the economies of western and upstate New York, while downstate New York, especially the New York City area, has been hard hit by financial services layoffs. The state's retail and construction sectors suffered their biggest job losses since the recession of 1990-1991, with only the education/health services and government sectors managing to post minor employment gains. In March 2009, unemployment in New York was 7.8%, the highest since mid-1993. The jobless rate in the New York City metropolitan area was slightly higher, at 8.1% as of March 2009. Both rates remained below the March 2009 national unemployment figure of 8.5%. Housing markets across the state continued to weaken, although prices in New York City fell less than the national average, according to the S&P/Case-Shiller home price index. Between February 2008 and February 2009, housing prices in New York City dropped 10.2%, compared with an average decrease of 18.6% nationwide. Single-family housing starts in the state fell to an all-time low in 2008, while multi-family starts declined to mid-1990s levels, reflecting a sharp drop in construction in New York City.

The growing number of job losses in New York has translated into weaker income growth, which in turn means less tax revenue for state and local governments. According to the New York State Comptroller, Wall Street bonuses fell an estimated 45% from a year ago, which meant approximately $1 billion less for the state income tax revenues. New York has projected a cumulative budget deficit of more than $15 billion. Proposals for closing this shortfall include tax increases, spending cuts, and the use of some of the $41 billion in federal stimulus funds that New York expects to receive, with the balance being used for spending and tax relief. The state has already cut its payroll by about 3,000 employees through attrition and layoffs.

As of March 2009, New York state general obligation bonds were rated Aa3 by Moody's, AA by S&P, and AA- by Fitch. All three rating agencies maintained stable outlooks for the state. For the twelve months ended March 31, 2009, municipal issuance in New York totaled $45.1 billion, an increase of 18.5% from the previous twelve months.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN SELECT PORTFOLIOS DURING THIS REPORTING PERIOD?

During this period, as the municipal market was pressured by price volatility and lack of liquidity, we continued to focus on finding bonds that offered relative value and investing for the long term.

Our investment activity during this period was driven by opportunities created by the market conditions of the past twelve months. This was true in both the new issuance (or primary) municipal bond market and the secondary markets. In the new issuance market, we were able to purchase bonds with better structures (e.g., higher coupons, longer call protection). Examples of new issues we added to NXC during this period included a BBB rated credit issued by Loma Linda University Medical Center, which offered a coupon of 8.25% and a maturity date of 2038, and bonds rated Aa3 issued by Santa Clara University with a coupon of 5.625% and a maturity date of 2037. In the secondary markets, we found bonds, especially lower-rated issues, at extremely discounted prices as the result of selling by some municipal market participants, particularly in November and December 2008. We focused on purchasing credit and distressed situations, using a fundamental approach to discover undervalued sectors and individual credits with the potential to perform well over the long term. Many of the opportunities we found during this period were in health care, a sector we follow closely and know well, while the national Portfolios also added tobacco credits and revenue bonds in weaker sectors that we believe are attractive candidates for a performance rebound as the economic environment improves.

Some of the capital for new purchases was generated by a number of bond calls during this period. In addition, we monitored the types of credits and bond structures that were attractive to the retail market and took advantage of strong bids to sell bonds into relatively consistent retail demand. The bonds we sold tended to be higher quality credits, as these were the most in demand by retail buyers. In NXC, we also lightened our position in California general obligation bonds, due to their exposure to the state's ongoing economic problems.

During this period, we continued to use inverse floating rate securities(1) in all five of the Select Portfolios. We employ inverse floaters as part of our management strategies for a variety of reasons, including duration(2) management and income enhancement. As of March 31, 2009, the inverse floaters remained in place in all five of these Portfolios. NXN, which generally saw less trading activity during this period than the other Portfolios, did engage in some buying and selling related to management of its inverse floater positions, generally focusing on high quality bonds maturing in 10 to 25 years.

----------
(1) An inverse floating rate trust, also know as inverse floaters, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Portfolios invested during the reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

(2) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

HOW DID THE PORTFOLIOS PERFORM?

Individual results for the Nuveen Select Portfolios, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Net Asset Value
For periods ended 3/31/09

                                                         1-Year  5-Year  10-Year
National Portfolios

NXP                                                      -0.65%   3.06%   4.14%
NXQ                                                      -4.63%   1.86%   3.36%
NXR                                                       0.34%   3.26%   4.05%

Lipper General and
Insured Unleveraged
Municipal Debt Funds
Average(3)                                               -3.05%   2.26%   3.56%

Barclays Capital
Municipal Bond Index(4)                                   2.27%   3.21%   4.60%

S&P National Municipal
Bond Index(5)                                             0.04%   2.88%   4.40%
--------------------------------------------------------------------------------
California Portfolio
NXC                                                      -1.30%   2.69%   3.74%

Lipper CA
Municipal Debt Funds
Average(3)                                              -11.04%   0.46%   3.41%

Barclays Capital
CA Municipal
Bond Index(4)                                             0.19%   2.91%   4.32%

S&P CA Municipal
Bond Index(5)                                            -1.17%   2.74%   4.22%
--------------------------------------------------------------------------------
New York Portfolio
NXN                                                       1.47%   2.99%   3.97%

Lipper NY
Municipal Debt Funds
Average(3)                                               -9.62%   0.58%   3.71%

Barclays Capital NY
Municipal Bond Index(4)                                   2.61%   3.32%   4.65%

S&P NY Municipal
Bond Index(5)                                             1.21%   3.19%   4.59%

For the twelve months ended March 31, 2009, the total returns on net asset value
(NAV) for NXP and NXR exceeded the average return for the Lipper General and Insured Unleveraged Municipal Debt Funds Average, while NXQ trailed this peer group average. NXR also outperformed the Standard & Poor's (S&P) National Municipal Bond Index, while NXP and NXQ lagged this benchmark. NXC outperformed the Lipper California Municipal Debt Funds Average and performed in line with the S&P California Municipal

----------
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Portfolio in this report.

(3) Each of the Lipper Municipal Debt Funds Averages shown in this report are calculated using the returns of all closed-end funds in their respective categories for each period as follows: Lipper General and Insured Unleveraged Average, 1-year, 8 funds; 5-year, 7 funds; and 10-year, 7 funds; Lipper California Average, 1-year, 24 funds; 5-year, 23 funds; and 10-year, 12 funds; and Lipper New York Average, 1-year, 17 funds; 5-year, 16 funds; and 10-year, 6 funds. Portfolio and Lipper returns assume reinvestment of dividends.

(4) The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is an unleveraged, unmanaged national index containing a broad range of investment-grade municipal bonds. The Barclays Capital Municipal Bond Indexes for California and New York are also unleveraged and unmanaged and comprise a broad range of municipal bonds issued in California and New York, respectively. Results for the Barclays Capital indexes do not reflect any expenses.

(5) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market. The S&P Municipal Bond Indexes for California and New York are also unleveraged and market value-weighted and comprise a broad range of investment-grade municipal bonds issued in California and New York, respectively.

Bond Index, while NXN exceeded both the Lipper New York Municipal Debt Funds Average and the S&P New York Municipal Bond Index. All five of the Portfolios under-performed the annual returns for their respective Barclays Capital Municipal Bond Indexes for the period.

Key management factors that influenced the Portfolios' returns during this period included duration and yield curve positioning, use of inverse floaters, credit exposure and sector allocations, and individual security selection.

Over the course of this reporting period, the yield curve remained steep. Bonds in the Barclays Capital Municipal Bond Index with maturities of two to eight years, especially those maturing in approximately five years, benefited the most from the interest rate environment during this period. Because they were less sensitive to interest rate changes, these bonds generally outperformed credits with longer maturities, with bonds having the longest maturities (22 years and longer) posting a loss for the period. Although NXQ and NXC had slightly longer durations than the other three Select Portfolios, all of the Portfolios tended to be underweighted in the poorly performing longest part of the yield curve. As a result, duration and yield curve positioning were positive contributors to performance in all of the Portfolios during this period.

As mentioned earlier, all five of the Select Portfolios used inverse floaters during this period to help manage duration and enhance income. In addition to helping to support the Portfolios' income streams, the inverse floaters used in NXN were a positive contributor to this Portfolio's annual return. However, the inverse floaters used by NXP, NXQ, NXR and NXC had a negative impact on their total return performance.

Credit was also a major factor in performance, as the positive contributions from the Portfolios' duration and yield curve positioning were offset in some of the Portfolios by their exposures to lower-rated credits during the past twelve months. Because risk-averse investors generally sought higher quality investments as disruptions in the financial markets deepened, bonds with higher credit quality typically performed very well. At the same time, as credit spreads widened, credits rated BBB or below and non-rated bonds generally posted poor returns. Among the national Portfolios, NXR benefited from having the heaviest weighting of AAA rated bonds and the fewest bonds rated BBB, while NXQ's performance was negatively impacted by its holdings of more BBB and fewer AAA bonds. NXP had the heaviest exposure to BBB and non-rated bonds among all of these Portfolios, while NXN held the highest allocation of bonds rated AAA. Nuveen's research capabilities continue to focus on discovering bonds that offer value in each credit quality category, and our current allocations to lower-rated bonds are consistent with our long-term positioning. We continue to believe that lower-rated credits can offer attractive opportunities despite their generally greater risks.

During this period, pre-refunded(6) bonds, which are backed by U.S. Treasury securities, were one of the top performing segments of the market, due primarily to their shorter effective maturities, higher credit quality and perceived safety. Additional sectors of the market that generally contributed to the Portfolios' returns included general obligation

----------
(6) Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

and other tax-backed bonds, water and sewer and education credits. In particular, NXN's performance was boosted by its overweighting of the water and sewer sector relative to the general municipal market.

Holdings that generally detracted from the Portfolios' performances included industrial development revenue (IDR) bonds, which performed very poorly during this period. The health care revenue sector also underperformed the overall municipal market. In general, the Portfolios tended to have heavier exposures to the health care sector than the market as a whole. Next to the IDR sector, zero coupon bonds were among the worst performing categories in the municipal market, as were lower-rated tobacco bonds backed by the 1998 master tobacco settlement agreement.

Individual security selection was also a factor in the Portfolios' performances during this period. In particular, NXQ's returns were negatively impacted by its holdings of AMBAC-insured bonds issued for the Las Vegas monorail project, which links various casinos on the Las Vegas strip. The project has struggled to build ridership and turn a profit, and proposals to extend the monorail to McCarran International Airport remain on hold. Also during this period, the Portfolios' returns were impacted by insured holdings where the insurers backing the bonds were downgraded, as these bonds then typically traded to their underlying (or issuer) credit characteristics. In the market environment of the past twelve months, insured bonds with weaker underlying credits rated BBB or non-rated, originally purchased because of the higher yields they offered, generally underperformed insured bonds with underlying credits rated AA.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

As mentioned above, another factor that had an impact on the Fund's performance was its positions in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, ACA, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA (formerly XLCA) experienced one or more rating reductions by at least one or more rating agencies. At the time this report was prepared, there are no longer any bond insurers rated triple-A by all three of the major rating agencies (Moody's Investor Service, S&P and Fitch) and at least one rating agency has placed each of these insurers on "negative credit watch," "credit outlook developing" or "rating withdrawn," which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies - especially those bonds with weaker underlying credits - declined, detracting from the Funds' performance. By the end of this period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.

Dividend and Share Price INFORMATION

The dividends of NXP, NXQ, NXR, NXC and NXN remained stable throughout the twelve-month reporting period ended March 31, 2009.

All of these Portfolios seek to pay stable dividends at rates that reflect each Portfolio's past results and projected future performance. During certain periods, each Portfolio may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Portfolio during the period. If a Portfolio has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income
(UNII) as part of the Portfolio's NAV. Conversely, if a Portfolio has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Portfolio's NAV. Each Portfolio will, over time, pay all of its net investment income as dividends to shareholders. As of March 31, 2009, NXP and NXQ had positive UNII balances for both tax purposes and financial statement purposes, while NXR, NXC, and NXN had positive UNII balances for tax purposes and negative UNII balances for financial statement purposes.

SHARE REPURCHASES AND SHARE PRICE INFORMATION

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds did not repurchase any of their common shares.

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

As of March 31, 2009, the share prices of the Portfolios were trading at premiums or discounts to their common share NAVs as shown in the accompanying table:

                                                  3/31/09   Twelve-Month Average
                                       +Premium/-Discount     +Premium/-Discount

NXP                                                +1.11%                 +0.38%
NXQ                                                +4.04%                 +1.25%
NXR                                                +1.42%                 -0.25%
NXC                                                -9.37%                 -2.83%
NXN                                                -2.17%                 -3.20%

NXP Performance OVERVIEW | Nuveen Select Tax-Free Income Portfolio as of March 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Share Price                                                               13.67
--------------------------------------------------------------------------------
Net Asset Value                                                           13.52
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  1.11%
--------------------------------------------------------------------------------
Market Yield                                                               5.00%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                6.94%
--------------------------------------------------------------------------------
Net Assets ($000)                                                     $ 222,114
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          11.64
--------------------------------------------------------------------------------
Modified Duration                                                          5.67
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/19/92)
--------------------------------------------------------------------------------
                                                          ON SHARE PRICE  ON NAV
--------------------------------------------------------------------------------
1-Year                                                         0.89%      -0.65%
--------------------------------------------------------------------------------
5-Year                                                         4.23%       3.06%
--------------------------------------------------------------------------------
10-Year                                                        3.93%       4.14%
--------------------------------------------------------------------------------

STATES
(as a % of total municipal bonds)
--------------------------------------------------------------------------------
Illinois                                                                   13.4%
--------------------------------------------------------------------------------
Colorado                                                                   12.3%
--------------------------------------------------------------------------------
South Carolina                                                              8.6%
--------------------------------------------------------------------------------
Texas                                                                       8.0%
--------------------------------------------------------------------------------
Washington                                                                  7.8%
--------------------------------------------------------------------------------
Florida                                                                     7.6%
--------------------------------------------------------------------------------
Indiana                                                                     7.4%
--------------------------------------------------------------------------------
California                                                                  5.6%
--------------------------------------------------------------------------------
Nevada                                                                      5.3%
--------------------------------------------------------------------------------
New Jersey                                                                  2.5%
--------------------------------------------------------------------------------
New Mexico                                                                  2.2%
--------------------------------------------------------------------------------
Oklahoma                                                                    2.1%
--------------------------------------------------------------------------------
Wisconsin                                                                   2.0%
--------------------------------------------------------------------------------
Alaska                                                                      1.9%
--------------------------------------------------------------------------------
Other                                                                      13.3%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            33.4%
--------------------------------------------------------------------------------
Health Care                                                                21.7%
--------------------------------------------------------------------------------
Transportation                                                             10.9%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      9.2%
--------------------------------------------------------------------------------
Utilities                                                                   9.2%
--------------------------------------------------------------------------------
Consumer Staples                                                            5.1%
--------------------------------------------------------------------------------
Other                                                                      10.5%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)(1)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   40%
AA                                                                           31%
A                                                                            14%
BBB                                                                          12%
BB or Lower                                                                   1%
N/R or N/A                                                                    2%

2008-2009 Monthly Tax-Free Dividends Per Share

                                   [BAR CHART]

Apr                                                                      $ 0.057
May                                                                        0.057
Jun                                                                        0.057
Jul                                                                        0.057
Aug                                                                        0.057
Sep                                                                        0.057
Oct                                                                        0.057
Nov                                                                        0.057
Dec                                                                        0.057
Jan                                                                        0.057
Feb                                                                        0.057
Mar                                                                        0.057

Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

4/01/08                                                                $   14.26
                                                                           14.24
                                                                           14.26
                                                                           14.27
                                                                           14.28
                                                                           14.54
                                                                           14.84
                                                                           14.88
                                                                           14.76
                                                                           14.64
                                                                           14.64
                                                                           14.08
                                                                           13.74
                                                                           13.83
                                                                            14.2
                                                                           13.89
                                                                           13.99
                                                                          13.996
                                                                           14.35
                                                                           14.35
                                                                            14.1
                                                                           14.25
                                                                           14.29
                                                                         14.2201
                                                                          14.291
                                                                           14.02
                                                                           13.48
                                                                           13.47
                                                                           12.41
                                                                           12.87
                                                                           13.24
                                                                            13.8
                                                                           13.75
                                                                           13.56
                                                                            13.3
                                                                           13.25
                                                                          13.074
                                                                           12.65
                                                                           13.45
                                                                           13.03
                                                                           13.87
                                                                              14
                                                                              14
                                                                           13.72
                                                                           14.17
                                                                           13.88
                                                                         13.9599
                                                                            13.3
                                                                           13.97
                                                                           13.83
                                                                           13.66
                                                                         13.6999
                                                                            13.7
3/31/09                                                                    13.67

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, FSA, MBIA, RAAI, and SYNCORA as of March 31, 2009. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NXQ Performance OVERVIEW | Nuveen Select Tax-Free Income Portfolio 2 as of March 31, 2009

Credit Quality (as a % of total investments)(1)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   40%
AA                                                                           31%
A                                                                            18%
BBB                                                                          10%
BB or Lower and N/R or N/A                                                    1%

2008-2009 Monthly Tax-Free Dividends Per Share

                                  [BAR CHART]

Apr                                                                    $  0.0555
May                                                                       0.0555
Jun                                                                       0.0555
Jul                                                                       0.0555
Aug                                                                       0.0555
Sep                                                                       0.0555
Oct                                                                       0.0555
Nov                                                                       0.0555
Dec                                                                       0.0555
Jan                                                                       0.0555
Feb                                                                       0.0555
Mar                                                                       0.0555

Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

4/01/08                                                                $   13.84
                                                                           13.91
                                                                           14.27
                                                                           14.26
                                                                           14.24
                                                                           14.35
                                                                           14.45
                                                                           14.37
                                                                           14.35
                                                                           14.25
                                                                           14.01
                                                                           13.67
                                                                           13.46
                                                                           13.71
                                                                         13.8166
                                                                           13.89
                                                                            13.9
                                                                          13.996
                                                                              14
                                                                           14.17
                                                                           14.05
                                                                           14.02
                                                                           14.04
                                                                            14.1
                                                                           13.72
                                                                           13.33
                                                                          13.002
                                                                            13.1
                                                                         11.5701
                                                                           11.91
                                                                           12.56
                                                                           12.66
                                                                           13.12
                                                                           13.11
                                                                           11.93
                                                                            12.6
                                                                           12.06
                                                                           11.37
                                                                           12.49
                                                                           12.63
                                                                            13.4
                                                                           13.64
                                                                            13.2
                                                                           13.11
                                                                           13.37
                                                                           13.51
                                                                           13.34
                                                                           13.19
                                                                           13.27
                                                                           12.85
                                                                           13.05
                                                                           12.74
                                                                           13.28
3/31/09                                                                   13.144

FUND SNAPSHOT
--------------------------------------------------------------------------------
Share Price                                                               13.14
--------------------------------------------------------------------------------
Net Asset Value                                                           12.63
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  4.04%
--------------------------------------------------------------------------------
Market Yield                                                               5.07%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                7.04%
--------------------------------------------------------------------------------
Net Assets ($000)                                                     $ 222,771
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          13.67
--------------------------------------------------------------------------------
Modified Duration                                                          6.55
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/21/92)
--------------------------------------------------------------------------------
                                                          ON SHARE PRICE  ON NAV
--------------------------------------------------------------------------------
1-Year                                                         0.24%      -4.63%
--------------------------------------------------------------------------------
5-Year                                                         4.05%       1.86%
--------------------------------------------------------------------------------
10-Year                                                        3.77%       3.36%
--------------------------------------------------------------------------------

STATES
(as a % of total municipal bonds)
--------------------------------------------------------------------------------
Illinois                                                                   14.2%
--------------------------------------------------------------------------------
Texas                                                                      12.2%
--------------------------------------------------------------------------------
Colorado                                                                   10.7%
--------------------------------------------------------------------------------
California                                                                  6.8%
--------------------------------------------------------------------------------
South Carolina                                                              6.0%
--------------------------------------------------------------------------------
Indiana                                                                     4.0%
--------------------------------------------------------------------------------
New York                                                                    3.7%
--------------------------------------------------------------------------------
Iowa                                                                        3.5%
--------------------------------------------------------------------------------
Massachusetts                                                               3.3%
--------------------------------------------------------------------------------
New Mexico                                                                  3.1%
--------------------------------------------------------------------------------
Nevada                                                                      3.1%
--------------------------------------------------------------------------------
Washington                                                                  3.1%
--------------------------------------------------------------------------------
Pennsylvania                                                                2.6%
--------------------------------------------------------------------------------
Louisiana                                                                   2.5%
--------------------------------------------------------------------------------
Florida                                                                     2.4%
--------------------------------------------------------------------------------
New Jersey                                                                  1.8%
--------------------------------------------------------------------------------
Rhode Island                                                                1.7%
--------------------------------------------------------------------------------
Ohio                                                                        1.6%
--------------------------------------------------------------------------------
Other                                                                      13.7%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            25.2%
--------------------------------------------------------------------------------
Health Care                                                                18.6%
--------------------------------------------------------------------------------
Transportation                                                             12.7%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     10.7%
--------------------------------------------------------------------------------
Utilities                                                                   9.1%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      5.2%
--------------------------------------------------------------------------------
Consumer Staples                                                            4.5%
--------------------------------------------------------------------------------
Other                                                                      14.0%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NXR Performance OVERVIEW | Nuveen Select Tax-Free Income Portfolio 3 as of March 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Share Price                                                               13.57
--------------------------------------------------------------------------------
Net Asset Value                                                           13.38
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  1.42%
--------------------------------------------------------------------------------
Market Yield                                                               4.73%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                6.57%
--------------------------------------------------------------------------------
Net Assets ($000)                                                     $ 173,678
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          12.28
--------------------------------------------------------------------------------
Modified Duration                                                          6.16
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 7/24/92)
--------------------------------------------------------------------------------
                                                          ON SHARE PRICE  ON NAV
--------------------------------------------------------------------------------
1-Year                                                         3.51%       0.34%
--------------------------------------------------------------------------------
5-Year                                                         5.03%       3.26%
--------------------------------------------------------------------------------
10-Year                                                        4.35%       4.05%
--------------------------------------------------------------------------------

STATES
(as a % of total municipal bonds)
--------------------------------------------------------------------------------
Illinois                                                                   19.2%
--------------------------------------------------------------------------------
Texas                                                                       9.8%
--------------------------------------------------------------------------------
California                                                                  9.3%
--------------------------------------------------------------------------------
Colorado                                                                    7.1%
--------------------------------------------------------------------------------
Indiana                                                                     6.6%
--------------------------------------------------------------------------------
Florida                                                                     5.7%
--------------------------------------------------------------------------------
Iowa                                                                        5.7%
--------------------------------------------------------------------------------
North Carolina                                                              4.4%
--------------------------------------------------------------------------------
Nevada                                                                      3.6%
--------------------------------------------------------------------------------
New York                                                                    3.3%
--------------------------------------------------------------------------------
South Carolina                                                              3.3%
--------------------------------------------------------------------------------
New Mexico                                                                  2.8%
--------------------------------------------------------------------------------
Michigan                                                                    2.5%
--------------------------------------------------------------------------------
Pennsylvania                                                                2.3%
--------------------------------------------------------------------------------
Other                                                                      14.4%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            25.1%
--------------------------------------------------------------------------------
Health Care                                                                19.0%
--------------------------------------------------------------------------------
Utilities                                                                  17.4%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     12.3%
--------------------------------------------------------------------------------
Transportation                                                              7.4%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      5.3%
--------------------------------------------------------------------------------
Other                                                                      13.5%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)(1)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   43%
AA                                                                           32%
A                                                                            16%
BBB                                                                           8%
BB or Lower and N/R or N/A                                                    1%

2008-2009 Monthly Tax-Free Dividends Per Share

                                   [BAR CHART]

Apr                                                                    $  0.0535
May                                                                       0.0535
Jun                                                                       0.0535
Jul                                                                       0.0535
Aug                                                                       0.0535
Sep                                                                       0.0535
Oct                                                                       0.0535
Nov                                                                       0.0535
Dec                                                                       0.0535
Jan                                                                       0.0535
Feb                                                                       0.0535
Mar                                                                       0.0535

Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

4/01/08                                                                $   13.85
                                                                           14.03
                                                                            13.9
                                                                           13.96
                                                                           13.89
                                                                           14.12
                                                                            14.4
                                                                            14.3
                                                                           14.06
                                                                           14.01
                                                                            13.9
                                                                              14
                                                                           13.85
                                                                         13.9999
                                                                            13.7
                                                                           13.72
                                                                           13.71
                                                                            13.9
                                                                           13.88
                                                                           13.97
                                                                           13.92
                                                                         13.9001
                                                                         14.1599
                                                                           14.25
                                                                           14.08
                                                                           13.65
                                                                           13.06
                                                                           13.28
                                                                           11.97
                                                                           12.15
                                                                           12.79
                                                                           12.97
                                                                           12.99
                                                                           12.97
                                                                           12.29
                                                                            12.7
                                                                           12.47
                                                                           11.91
                                                                           12.84
                                                                           13.08
                                                                           13.77
                                                                          13.955
                                                                           13.74
                                                                            13.6
                                                                           13.86
                                                                            13.8
                                                                           13.98
                                                                           13.57
                                                                           13.75
                                                                           13.48
                                                                           13.62
                                                                          13.388
                                                                           13.69
3/31/09                                                                  13.5736

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NXC Performance OVERVIEW | Nuveen California Select Tax-Free Income Portfolio as of March 31, 2009

Credit Quality (as a % of total investments)(1)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   22%
AA                                                                           37%
A                                                                            27%
BBB                                                                          11%
N/R or N/A                                                                    3%

2008-2009 Monthly Tax-Free Dividends Per Share

                                  [BAR CHART]

Apr                                                                    $  0.0555
May                                                                       0.0555
Jun                                                                       0.0555
Jul                                                                       0.0555
Aug                                                                       0.0555
Sep                                                                       0.0555
Oct                                                                       0.0555
Nov                                                                       0.0555
Dec                                                                       0.0555
Jan                                                                       0.0555
Feb                                                                       0.0555
Mar                                                                       0.0555

Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

4/01/08                                                                $ 14.0101
                                                                           14.22
                                                                              14
                                                                              14
                                                                           14.18
                                                                           14.06
                                                                         14.1675
                                                                           14.25
                                                                           14.45
                                                                           14.45
                                                                            14.3
                                                                            14.2
                                                                          14.012
                                                                           14.06
                                                                           14.12
                                                                           13.99
                                                                          13.697
                                                                           13.75
                                                                           14.39
                                                                            14.4
                                                                           14.01
                                                                           13.81
                                                                           14.03
                                                                           14.18
                                                                           14.23
                                                                            13.5
                                                                            13.2
                                                                           13.99
                                                                            10.8
                                                                            11.8
                                                                           12.89
                                                                           12.89
                                                                           12.91
                                                                            12.8
                                                                           12.15
                                                                           11.75
                                                                           12.15
                                                                           11.54
                                                                            11.9
                                                                           11.49
                                                                           12.62
                                                                           12.81
                                                                           12.55
                                                                           12.43
                                                                           12.76
                                                                           13.07
                                                                           13.36
                                                                           12.36
                                                                           12.54
                                                                           12.05
                                                                         12.2342
                                                                           12.03
                                                                           12.06
3/31/09                                                                       12

FUND SNAPSHOT
--------------------------------------------------------------------------------
Share Price                                                               12.00
--------------------------------------------------------------------------------
Net Asset Value                                                           13.24
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -9.37%
--------------------------------------------------------------------------------
Market Yield                                                               5.55%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                8.53%
--------------------------------------------------------------------------------
Net Assets ($000)                                                      $ 82,953
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.20
--------------------------------------------------------------------------------
Modified Duration                                                          7.37
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/19/92)
--------------------------------------------------------------------------------
                                                          ON SHARE PRICE  ON NAV
--------------------------------------------------------------------------------
1-Year                                                       -10.34%      -1.30%
--------------------------------------------------------------------------------
5-Year                                                         1.80%       2.69%
--------------------------------------------------------------------------------
10-Year                                                        2.61%       3.74%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                     22.5%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     20.3%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            14.5%
--------------------------------------------------------------------------------
Health Care                                                                10.2%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           9.7%
--------------------------------------------------------------------------------
Transportation                                                              5.7%
--------------------------------------------------------------------------------
Utilities                                                                   5.3%
--------------------------------------------------------------------------------
Other                                                                      11.8%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NXN Performance OVERVIEW | Nuveen New York Select Tax-Free Income Portfolio as of March 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Share Price                                                               13.08
--------------------------------------------------------------------------------
Net Asset Value                                                           13.37
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -2.17%
--------------------------------------------------------------------------------
Market Yield                                                               4.68%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                6.97%
--------------------------------------------------------------------------------
Net Assets ($000)                                                     $  52,268
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.84
--------------------------------------------------------------------------------
Modified Duration                                                          5.82
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/19/92)
--------------------------------------------------------------------------------
                                                          ON SHARE PRICE  ON NAV
--------------------------------------------------------------------------------
1-Year                                                         -0.57%      1.47%
--------------------------------------------------------------------------------
5-Year                                                          3.02%      2.99%
--------------------------------------------------------------------------------
10-Year                                                         3.86%      3.97%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     16.7%
--------------------------------------------------------------------------------
Health Care                                                                13.3%
--------------------------------------------------------------------------------
Water and Sewer                                                            12.7%
--------------------------------------------------------------------------------
Long-Term Care                                                             11.7%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           9.8%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      8.6%
--------------------------------------------------------------------------------
Housing/Single Family                                                       8.3%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             6.2%
--------------------------------------------------------------------------------
Other                                                                      12.7%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)(1)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   45%
AA                                                                           31%
A                                                                            13%
BBB                                                                           7%
BB or Lower                                                                   1%
N/R or N/A                                                                    3%

2008-2009 Monthly Tax-Free Dividends Per Share

                                  [BAR CHART]

Apr                                                                    $   0.051
May                                                                        0.051
Jun                                                                        0.051
Jul                                                                        0.051
Aug                                                                        0.051
Sep                                                                        0.051
Oct                                                                        0.051
Nov                                                                        0.051
Dec                                                                        0.051
Jan                                                                        0.051
Feb                                                                        0.051
Mar                                                                        0.051

Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

4/01/08                                                                $   13.84
                                                                           13.79
                                                                           13.57
                                                                           13.78
                                                                            13.5
                                                                           13.68
                                                                           13.78
                                                                           14.09
                                                                           13.69
                                                                           13.76
                                                                           13.73
                                                                           13.51
                                                                           13.59
                                                                            13.6
                                                                           13.68
                                                                           13.69
                                                                           13.82
                                                                           13.65
                                                                           13.66
                                                                           13.72
                                                                           13.85
                                                                           13.63
                                                                            13.8
                                                                          13.909
                                                                          13.553
                                                                            12.8
                                                                           12.81
                                                                          12.414
                                                                           12.62
                                                                           11.45
                                                                           12.37
                                                                           12.27
                                                                           12.65
                                                                         12.4274
                                                                           11.46
                                                                         11.6625
                                                                         11.6301
                                                                           11.53
                                                                           11.58
                                                                            11.7
                                                                           12.66
                                                                           12.86
                                                                           12.97
                                                                           13.24
                                                                         12.9499
                                                                              13
                                                                           13.28
                                                                          12.634
                                                                           12.85
                                                                         12.7501
                                                                         13.0099
                                                                            13.2
                                                                           13.33
3/31/09                                                                    13.08

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3
NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO
NUVEEN NEW YORK SELECT TAX-FREE INCOME PORTFOLIO

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio and Nuveen New York Select Tax-Free Income Portfolio, as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio and Nuveen New York Select Tax-Free Income Portfolio at March 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with US generally accepted accounting principles.

                                                               Ernst & Young LLP

Chicago, Illinois
May 22, 2009

NXP | Nuveen Select Tax-Free Income Portfolio
    | Portfolio of INVESTMENTS
                        March 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS - 97.7%

              ALASKA - 1.8%

$      2,475  Alaska Municipal Bond Bank Authority, General Obligation Bonds,          12/13 at 100.00       AA (4)  $    2,864,144
                 Series 2003E, 5.250%, 12/01/23 (Pre-refunded 12/01/13) - MBIA
                 Insured
       2,500  Northern Tobacco Securitization Corporation, Alaska, Tobacco              6/14 at 100.00         Baa3       1,255,450
                 Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46
------------------------------------------------------------------------------------------------------------------------------------
       4,975  Total Alaska                                                                                                4,119,594
------------------------------------------------------------------------------------------------------------------------------------

              ARKANSAS - 0.3%
       5,915  Arkansas Development Finance Authority, Tobacco Settlement Revenue          No Opt. Call          Aa3         649,526
                 Bonds, Arkansas Cancer Research Center Project, Series 2006,
                 0.000%, 7/01/46 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

              CALIFORNIA - 5.4%
       2,000  Alameda Corridor Transportation Authority, California, Subordinate       10/17 at 100.00            A       1,413,880
                 Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/25 - AMBAC Insured
       3,325  California Department of Water Resources, Power Supply Revenue Bonds,     5/12 at 101.00          Aa3       3,618,431
                 Series 2002A, 6.000%, 5/01/14
       1,000  California Statewide Community Development Authority, Revenue Bonds,      8/19 at 100.00           AA       1,013,600
                 Methodist Hospital Project, Series 2009, 6.750%, 2/01/38
       3,000  Golden State Tobacco Securitization Corporation, California, Tobacco      6/13 at 100.00          AAA       3,530,280
                 Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39
                 (Pre-refunded 6/01/13)
       1,130  Los Angeles Department of Water and Power, California, Waterworks         7/11 at 100.00           AA       1,074,415
                 Revenue Refunding Bonds, Series 2001A, 5.125%, 7/01/41 - FGIC
                 Insured
         365  Los Angeles, California, Parking System Revenue Bonds, Series 1999A,      5/09 at 101.00           A+         365,172
                 5.250%, 5/01/29 - AMBAC Insured
       1,000  Moreno Valley Unified School District, Riverside County, California,        No Opt. Call           AA         427,770
                 General Obligation Bonds, Series 2007, 0.000%, 8/01/23 - MBIA
                 Insured
         750  Tobacco Securitization Authority of Northern California, Tobacco          6/15 at 100.00          BBB         405,150
                 Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45
       1,150  Woodside Elementary School District, San Mateo County, California,          No Opt. Call          AA+         289,179
                 General Obligation Bonds, Series 2007, 0.000%, 10/01/30 - AMBAC
                 Insured
------------------------------------------------------------------------------------------------------------------------------------
      13,720  Total California                                                                                           12,137,877
------------------------------------------------------------------------------------------------------------------------------------

              COLORADO - 12.1%
       1,700  Colorado Health Facilities Authority, Revenue Bonds, Catholic Health      3/12 at 100.00       AA (4)       1,878,687
                 Initiatives, Series 2002A, 5.500%, 3/01/22 (ETM)
         690  Colorado Health Facilities Authority, Revenue Bonds, Catholic Health      3/12 at 100.00       AA (4)         769,895
                 Initiatives, Series 2002A, 5.500%, 3/01/22 (Pre-refunded 3/01/12)
         390  Colorado Water Resources and Power Development Authority, Small Water    11/10 at 100.00          N/R         384,907
                 Resources Revenue Bonds, Series 2000A, 5.800%, 11/01/20 - FGIC
                 Insured
       8,225  Denver City and County, Colorado, Airport System Revenue Bonds,             No Opt. Call           A+       8,867,372
                 Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              COLORADO (continued)
       5,000  Denver City and County, Colorado, Airport System Revenue Refunding       11/11 at 100.00          AA-  $    5,019,650
                 Bonds, Series 2001A, 5.625%, 11/15/17 - FGIC Insured (Alternative
                 Minimum Tax)
       3,000  Denver Convention Center Hotel Authority, Colorado, Senior Revenue       12/13 at 100.00      N/R (4)       3,382,170
                 Bonds, Convention Center Hotel, Series 2003A, 5.000%, 12/01/23
                 (Pre-refunded 12/01/13) - SYNCORA GTY Insured
         500  Denver, Colorado, Airport System Revenue Refunding Bonds, Series         11/13 at 100.00           A+         470,960
                 2003B, 5.000%, 11/15/33 - SYNCORA GTY Insured
       5,000  E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,            9/10 at 31.42          Aaa       1,537,700
                 Series 2000B, 0.000%, 9/01/28 (Pre-refunded 9/01/10) - MBIA Insured
      12,500  E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series       9/26 at 54.77           AA         983,000
                 2006A, 0.000%, 9/01/38 - MBIA Insured
       3,160  Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds,      6/11 at 102.00        A (4)       3,493,538
                 Senior Series 2001A, 5.500%, 6/15/20 (Pre-refunded 6/15/11) -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      40,165  Total Colorado                                                                                             26,787,879
------------------------------------------------------------------------------------------------------------------------------------

              DISTRICT OF COLUMBIA - 0.1%
          60  District of Columbia, Revenue Bonds, Catholic University of America,     10/09 at 101.00            A          60,479
                 Series 1999, 5.625%, 10/01/29 - AMBAC Insured
         205  District of Columbia, Revenue Bonds, Catholic University of America,     10/09 at 101.00        A (4)         212,036
                 Series 1999, 5.625%, 10/01/29 (Pre-refunded 10/01/09) - AMBAC
                 Insured
------------------------------------------------------------------------------------------------------------------------------------
         265  Total District of Columbia                                                                                    272,515
------------------------------------------------------------------------------------------------------------------------------------

              FLORIDA - 7.4%
       2,000  Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006,     6/16 at 100.00         BBB+       1,460,480
                 5.375%, 6/01/46
       5,000  Jacksonville Health Facilities Authority, Florida, Revenue Bonds,        11/12 at 101.00          Aa1       4,775,100
                 Ascension Health, Series 2002A, 5.250%, 11/15/32
      10,000  JEA St. John's River Power Park System, Florida, Revenue Refunding       10/11 at 100.00          Aa2      10,273,999
                 Bonds, Issue 2, Series 2002-17, 5.000%, 10/01/17
------------------------------------------------------------------------------------------------------------------------------------
      17,000  Total Florida                                                                                              16,509,579
------------------------------------------------------------------------------------------------------------------------------------

              HAWAII - 0.6%
       1,330  Hawaii, Certificates of Participation, Kapolei State Office Building,     5/09 at 101.00            A       1,346,080
                 Series 1998A, 5.000%, 5/01/17 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

              ILLINOIS - 13.1%
       1,965  Board of Trustees of Southern Illinois University, Housing and              No Opt. Call          AA-       1,165,933
                 Auxiliary Facilities System Revenue Bonds, Series 1999A, 0.000%,
                 4/01/20 - MBIA Insured
       2,600  Chicago Heights, Illinois, General Obligation Corporate Purpose           6/09 at 100.00          AA-       2,617,888
                 Bonds, Series 1993, 5.650%, 12/01/17 - FGIC Insured
         195  DuPage County Community School District 200, Wheaton, Illinois,          11/13 at 100.00          Aa3         209,432
                 General Obligation Bonds, Series 2003B, 5.250%, 11/01/20 - FSA
                 Insured
         805  DuPage County Community School District 200, Wheaton, Illinois,          11/13 at 100.00      Aa3 (4)         922,369
                 General Obligation Bonds, Series 2003B, 5.250%, 11/01/20
                 (Pre-refunded 11/01/13) - FSA Insured
         600  Illinois Educational Facilities Authority, Student Housing Revenue        5/12 at 101.00          Aaa         690,222
                 Bonds, Educational Advancement Foundation Fund, University Center
                 Project, Series 2002, 6.000%, 5/01/22 (Pre-refunded 5/01/12)
       1,050  Illinois Finance Authority, Revenue Bonds, Loyola University of           7/17 at 100.00          Aa1         977,382
                 Chicago, Tender Option Bond Trust 1137, 9.208%, 7/01/46 (IF)
       4,000  Illinois Finance Authority, Revenue Bonds, Northwestern Memorial          8/14 at 100.00      AA+ (4)       4,656,000
                 Hospital, Series 2004A, 5.500%, 8/15/43 (Pre-refunded 8/15/14)

    | Portfolio of INVESTMENTS March 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              ILLINOIS (continued)
$      1,320  Illinois Health Facilities Authority, Revenue Bonds, Decatur Memorial    10/11 at 100.00            A  $    1,330,850
                 Hospital, Series 2001, 5.600%, 10/01/16
       2,950  Illinois Health Facilities Authority, Revenue Bonds, Lake Forest          7/12 at 100.00           A-       3,000,504
                 Hospital, Series 2002A, 6.000%, 7/01/17
       2,275  Illinois Health Facilities Authority, Revenue Refunding Bonds,            1/13 at 100.00         Baa1       2,280,369
                 Elmhurst Memorial Healthcare, Series 2002, 6.250%, 1/01/17
          60  Illinois Health Facilities Authority, Revenue Refunding Bonds,              No Opt. Call      N/R (4)          60,143
                 Evangelical Hospitals Corporation, Series 1992B, 6.500%, 4/15/09
                 (ETM)
          75  Illinois Health Facilities Authority, Revenue Refunding Bonds,            5/09 at 100.00         Baa1          65,069
                 Rockford Health System, Series 1997, 5.000%, 8/15/21 - AMBAC
                 Insured
       3,125  Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds,        No Opt. Call          AA-       2,285,344
                 McCormick Place Expansion Project, Series 1992A, 0.000%, 6/15/17 -
                 FGIC Insured
         810  Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds,        No Opt. Call          AAA         237,508
                 McCormick Place Expansion Project, Series 2002A, 0.000%, 6/15/30 -
                 MBIA Insured
       5,000  Metropolitan Pier and Exposition Authority, Illinois, Revenue             6/12 at 101.00          AAA       5,146,200
                 Refunding Bonds, McCormick Place Expansion Project, Series 2002B,
                 5.000%, 6/15/21 - MBIA Insured
       1,300  Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.250%,    12/14 at 100.00          AA+       1,310,036
              12/01/34 - FGIC Insured Yorkville, Illinois, General Obligation
              Debt Certificates, Series 2003:
       1,000     5.000%, 12/15/19 (Pre-refunded 12/15/11) - RAAI Insured               12/11 at 100.00     BBB+ (4)       1,102,540
       1,000     5.000%, 12/15/20 (Pre-refunded 12/15/11) - RAAI Insured               12/11 at 100.00     BBB+ (4)       1,102,540
------------------------------------------------------------------------------------------------------------------------------------
      30,130  Total Illinois                                                                                             29,160,329
------------------------------------------------------------------------------------------------------------------------------------

              INDIANA - 7.2%
       1,000  Franklin Community Multi-School Building Corporation, Marion County,      7/14 at 100.00        A (4)       1,141,350
                 Indiana, First Mortgage Revenue Bonds, Series 2004, 5.000%,
                 7/15/22 (Pre-refunded 7/15/14) - FGIC Insured
       2,000  Indiana Health Facility Financing Authority, Hospital Revenue               No Opt. Call          AAA       2,285,380
                 Refunding Bonds, Columbus Regional Hospital, Series 1993, 7.000%,
                 8/15/15 - FSA Insured
       1,000  Indiana Health Facility Financing Authority, Revenue Bonds, Community     3/17 at 100.00          BBB         758,520
                 Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37
       9,855  Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks      7/12 at 100.00          AAA      11,058,984
                 Project, Series 2002A, 5.125%, 7/01/21 (Pre-refunded 7/01/12) -
                 MBIA Insured
         750  West Clark 2000 School Building Corporation, Clark County, Indiana,       1/15 at 100.00          AA+         780,038
                 First Mortgage Bonds, Series 2005, 5.000%, 7/15/22 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      14,605  Total Indiana                                                                                              16,024,272
------------------------------------------------------------------------------------------------------------------------------------

              IOWA - 1.4%
       1,000  Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue        6/15 at 100.00          BBB         550,010
                 Bonds, Series 2005C, 5.375%, 6/01/38
       4,000  Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue           6/17 at 100.00          BBB       2,500,480
                 Bonds, Series 2005B, 5.600%,6/01/34
------------------------------------------------------------------------------------------------------------------------------------
       5,000  Total Iowa                                                                                                  3,050,490
------------------------------------------------------------------------------------------------------------------------------------

              KANSAS - 0.5%
         500  Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital,     7/16 at 100.00           A3         365,015
                 Series 2006, 4.875%, 7/01/36
         750  Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas and           6/14 at 100.00          AA-         645,795
                 Electric Company, Series 2004, 5.300%, 6/01/31 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       1,250  Total Kansas                                                                                                1,010,810
------------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              KENTUCKY - 0.5%
$      1,100  Jefferson County, Kentucky, Health System Revenue Bonds, Alliant          4/09 at 101.00       AA (4)  $    1,114,366
                 Health System Inc., Series 1998, 5.125%, 10/01/18 - MBIA Insured
                 (ETM)
------------------------------------------------------------------------------------------------------------------------------------

              LOUISIANA - 0.3%
       1,000  Tobacco Settlement Financing Corporation, Louisiana, Tobacco              5/11 at 101.00          BBB         637,550
                 Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------

              MASSACHUSETTS - 1.0%
         500  Massachusetts Health and Educational Facilities Authority, Revenue        7/18 at 100.00           A3         393,530
                 Bonds, CareGroup Inc., Series 2008E-1, 5.000%, 7/01/28
          20  Massachusetts Health and Educational Facilities Authority, Revenue        7/11 at 101.00           AA          21,562
                 Bonds, Partners HealthCare System Inc., Series 2001C, 6.000%,
                 7/01/17
         480  Massachusetts Health and Educational Facilities Authority, Revenue        7/11 at 101.00          AAA         535,944
                 Bonds, Partners HealthCare System Inc., Series 2001C, 6.000%,
                 7/01/17 (Pre-refunded 7/01/11)
       1,055  Massachusetts Turnpike Authority, Metropolitan Highway System Revenue     7/09 at 100.00           AA         823,628
                 Bonds, Senior Series 1997A, 5.000%, 1/01/37 - MBIA Insured
         730  Massachusetts Turnpike Authority, Metropolitan Highway System Revenue     7/09 at 101.00            A         565,400
                 Bonds, Subordinate Series 1999A, 5.000%, 1/01/39 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       2,785  Total Massachusetts                                                                                         2,340,064
------------------------------------------------------------------------------------------------------------------------------------

              MICHIGAN - 1.6%
       1,000  Michigan State Hospital Finance Authority, Hospital Revenue Bonds,        8/09 at 100.00           BB         755,290
                 Detroit Medical Center Obligated Group, Series 1998A, 5.125%,
                 8/15/18
       2,900  Michigan State Hospital Finance Authority, Hospital Revenue Refunding    12/12 at 100.00           AA       2,753,956
                 Bonds, Trinity Health Credit Group, Series 2002C, 5.375%, 12/01/30
------------------------------------------------------------------------------------------------------------------------------------
       3,900  Total Michigan                                                                                              3,509,246
------------------------------------------------------------------------------------------------------------------------------------

              MINNESOTA - 0.1%
         230  Minnesota Housing Finance Agency, Single Family Mortgage Revenue          7/09 at 100.50          AA+         231,877
                 Bonds, Series 1995A, 5.200%, 1/01/17
------------------------------------------------------------------------------------------------------------------------------------

              MISSOURI - 0.7%
       5,000  Kansas City Municipal Assistance Corporation, Missouri, Leasehold           No Opt. Call          AA-       1,520,150
                 Revenue Bonds, Series 2004B-1, 0.000%, 4/15/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

              NEVADA - 5.1%
       2,500  Clark County, Nevada, Motor Vehicle Fuel Tax Highway Improvement          7/13 at 100.00          AA-       2,543,825
                 Revenue Bonds, Series 2003, 5.000%, 7/01/23 - AMBAC Insured
              Director of Nevada State Department of Business and Industry,
              Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
       2,360     0.000%, 1/01/21 - AMBAC Insured                                          No Opt. Call            A         389,943
       4,070     0.000%, 1/01/22 - AMBAC Insured                                          No Opt. Call            A         576,963
       6,025     5.375%, 1/01/40 - AMBAC Insured                                        1/10 at 100.00            A       2,066,274
       1,500  Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds,      6/19 at 100.00            A       1,508,535
                 Series 2009A, 8.000%, 6/15/30

       1,515  Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002, 5.500%,     6/12 at 100.00         Baa1       1,450,991
                 6/01/21 - FGIC Insured
       2,555  Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002, 5.500%,     6/12 at 100.00     Baa1 (4)       2,883,829
                 6/01/21 (Pre-refunded 6/01/12) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      20,525  Total Nevada                                                                                               11,420,360
------------------------------------------------------------------------------------------------------------------------------------

              NEW HAMPSHIRE - 0.2%
         380  New Hampshire Housing Finance Authority, Single Family Mortgage           5/11 at 100.00          Aa2         375,425
                 Acquisition Bonds, Series 2001A, 5.600%, 7/01/21 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS March 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              NEW JERSEY - 2.5%
$      2,500  New Jersey Health Care Facilities Financing Authority, Revenue            7/13 at 100.00          Ba2  $    1,510,700
                 Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/23
              Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                 Settlement Asset-Backed Bonds, Series 2002:
       1,460     5.750%, 6/01/32 (Pre-refunded 6/01/12)                                 6/12 at 100.00          AAA       1,582,114
       1,000     6.000%, 6/01/37 (Pre-refunded 6/01/12)                                 6/12 at 100.00          AAA       1,143,820
       2,500  Tobacco Settlement Financing Corporation, New Jersey, Tobacco             6/17 at 100.00          BBB       1,282,350
                 Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41
------------------------------------------------------------------------------------------------------------------------------------
       7,460  Total New Jersey                                                                                            5,518,984
------------------------------------------------------------------------------------------------------------------------------------

              NEW MEXICO - 2.2%
       1,000  New Mexico Mortgage Finance Authority, Multifamily Housing Revenue        9/17 at 100.00          AAA         898,880
                 Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative
                 Minimum Tax)
       4,000  University of New Mexico, FHA-Insured Mortgage Hospital Revenue           7/14 at 100.00          AAA       3,910,320
                 Bonds, Series 2004, 4.625%, 7/01/25 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,000  Total New Mexico                                                                                            4,809,200
------------------------------------------------------------------------------------------------------------------------------------

              NEW YORK - 1.2%
       1,000  Dormitory Authority of the State of New York, FHA-Insured Mortgage        2/14 at 100.00          AAA       1,002,510
                 Revenue Bonds, Kaleida Health, Series 2004, 5.050%, 2/15/25
       1,215  Dormitory Authority of the State of New York, Revenue Bonds, Mount        7/10 at 101.00           A3       1,243,735
                 Sinai NYU Health Obligated Group, Series 2000A, 6.500%, 7/01/17
         385  Dormitory Authority of the State of New York, Revenue Bonds, Mount        7/10 at 101.00       A3 (4)         417,086
                 Sinai NYU Health Obligated Group, Series 2000A, 6.500%, 7/01/17
                 (Pre-refunded 7/01/10)
------------------------------------------------------------------------------------------------------------------------------------
       2,600  Total New York                                                                                              2,663,331
------------------------------------------------------------------------------------------------------------------------------------

              NORTH CAROLINA - 1.7%
       1,000  North Carolina Eastern Municipal Power Agency, Power System Revenue       1/19 at 100.00         BBB+       1,046,740
                 Bonds, Series 2008C, 6.750%, 1/01/24
       2,195  North Carolina Eastern Municipal Power Agency, Power System Revenue       5/09 at 100.00         BBB+       2,158,475
                 Refunding Bonds, Series 1993B, 5.500%, 1/01/21
         500  Raleigh Durham Airport Authority, North Carolina, Airport Revenue         5/11 at 101.00          Aa3         514,625
                 Bonds, Series 2001A, 5.250%, 11/01/17 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       3,695  Total North Carolina                                                                                        3,719,840
------------------------------------------------------------------------------------------------------------------------------------

              OHIO - 0.5%
       1,500  Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco             6/17 at 100.00          BBB         826,620
                 Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                 2007A-2, 6.000%, 6/01/42
         300  Lebanon, Ohio, Electric System Mortgage Revenue Bonds, Series 2001,      12/10 at 101.00        A (4)         326,034
                 5.500%, 12/01/17 (Pre-refunded 12/01/10) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       1,800  Total Ohio                                                                                                  1,152,654
------------------------------------------------------------------------------------------------------------------------------------

              OKLAHOMA - 2.0%
       1,000  Norman Regional Hospital Authority, Oklahoma, Hospital Revenue            9/16 at 100.00         BBB-         631,440
                 Bonds, Series 2005, 5.375%, 9/01/36
       4,000  Oklahoma Development Finance Authority, Revenue Bonds, St. John           2/14 at 100.00            A       3,835,640
                 Health System, Series 2004, 5.000%, 2/15/24
------------------------------------------------------------------------------------------------------------------------------------
       5,000  Total Oklahoma                                                                                              4,467,080
------------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              PENNSYLVANIA - 0.8%
$        500  Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,      7/13 at 100.00         BBB+  $      413,885
                 Widener University, Series 2003, 5.250%, 7/15/24
         700  Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series         12/14 at 100.00          Aa3         711,508
                 2004A, 5.500%, 12/01/31 - AMBAC Insured
         520  Pennsylvania, General Obligation Bonds, Second Series 2001, 5.000%,       9/11 at 101.00          AAA         575,104
                 9/15/20 (Pre-refunded 9/15/11) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       1,720  Total Pennsylvania                                                                                          1,700,497
------------------------------------------------------------------------------------------------------------------------------------

              SOUTH CAROLINA - 8.4%
       1,250  Dorchester County School District 2, South Carolina, Installment         12/14 at 100.00          AA-       1,288,663
                 Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/20
      10,000  Greenville County School District, South Carolina, Installment           12/12 at 101.00       AA (4)      11,735,199
                 Purchase Revenue Bonds, Series 2002, 5.875%, 12/01/19
                 (Pre-refunded 12/01/12)
       1,500  Lexington County Health Service District, South Carolina, Hospital       11/13 at 100.00       A+ (4)       1,769,280
                 Revenue Refunding and Improvement Bonds, Series 2003, 6.000%,
                 11/01/18 (Pre-refunded 11/01/13)
         520  South Carolina JOBS Economic Development Authority, Economic             11/12 at 100.00       A3 (4)         596,034
                 Development Revenue Bonds, Bon Secours Health System Inc., Series
                 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)
       1,980  South Carolina JOBS Economic Development Authority, Economic             11/12 at 100.00           A-       1,735,490
                 Development Revenue Bonds, Bon Secours Health System Inc., Series
                 2002B, 5.625%, 11/15/30
       1,540  Tobacco Settlement Revenue Management Authority, South Carolina,          5/12 at 100.00      BBB (4)       1,617,493
                 Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.000%,
                 5/15/22 (Pre-refunded 5/15/12)
------------------------------------------------------------------------------------------------------------------------------------
      16,790  Total South Carolina                                                                                       18,742,159
------------------------------------------------------------------------------------------------------------------------------------

              TEXAS - 7.9%
       5,000  Brazos River Harbor Navigation District, Brazoria County, Texas,          5/12 at 101.00         BBB-       4,046,100
                 Environmental Facilities Revenue Bonds, Dow Chemical Company
                 Project, Series 2002A-6, 6.250%, 5/15/33 (Mandatory put 5/15/17)
                 (Alternative Minimum Tax)
       1,000  Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue          12/11 at 100.00          AAA       1,102,230
                 Bonds, Series 2001, 5.000%, 12/01/31 (Pre-refunded 12/01/11) -
                 AMBAC Insured
         360  Dallas-Fort Worth International Airport Public Facility Corporation,      5/09 at 100.00          AAA         360,101
                 Texas, Airport Hotel Revenue Bonds, Series 2001, 5.500%, 1/15/20 -
                 FSA Insured
       2,300  Harris County Health Facilities Development Corporation, Texas,          11/13 at 100.00          AA-       2,117,265
                 Thermal Utility Revenue Bonds, TECO Project, Series 2003, 5.000%,
                 11/15/30 - MBIA Insured
       1,550  Harris County-Houston Sports Authority, Texas, Junior Lien Revenue          No Opt. Call          AA-         280,163
                 Bonds, Series 2001H, 0.000%, 11/15/30 - MBIA Insured
       3,470  Harris County-Houston Sports Authority, Texas, Senior Lien Revenue        11/30 at 61.17           AA         334,994
                 Refunding Bonds, Series 2001A, 0.000%, 11/15/38 - MBIA Insured
       2,805  Harris County-Houston Sports Authority, Texas, Third Lien Revenue         11/24 at 52.47           AA         337,890
                 Bonds, Series 2004-A3., 0.000%, 11/15/35 - MBIA Insured
          45  Irving Independent School District, Dallas County, Texas, General         2/12 at 100.00          AAA          45,176
                 Obligation Refunding Bonds, Series 2002A, 5.000%, 2/15/31
       3,455  Irving Independent School District, Dallas County, Texas, General         2/12 at 100.00          AAA       3,822,474
                 Obligation Refunding Bonds, Series 2002A, 5.000%, 2/15/31
                 (Pre-refunded 2/15/12)
       1,780  Leander Independent School District, Williamson and Travis Counties,       8/16 at 35.23          AAA         316,555
                 Texas, General Obligation Bonds, Series 2007, 0.000%, 8/15/37

    | Portfolio of INVESTMENTS March 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              TEXAS (continued)
$      2,000  North Texas Thruway Authority, First Tier System Revenue Refunding        1/25 at 100.00           A2  $    1,232,940
                 Bonds, Capital Appreciation Series 2008I, 0.000%, 1/01/43
       2,000  Richardson Hospital Authority, Texas, Revenue Bonds, Richardson          12/13 at 100.00         Baa2       1,446,420
                 Regional Medical Center, Series 2004, 6.000%, 12/01/34
         465  San Antonio, Texas, Water System Revenue Refunding Bonds, Series          5/12 at 100.00          AAA         532,574
                 1992, 6.000%, 5/15/16 (Pre-refunded 5/15/12) - MBIA Insured
       1,750  Texas, General Obligation Bonds, Water Financial Assistance Program,      8/13 at 100.00          Aa1       1,470,018
                 Series 2003A, 5.125%, 8/01/42 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      27,980  Total Texas                                                                                                17,444,900
------------------------------------------------------------------------------------------------------------------------------------

              UTAH - 0.4%
         775  Utah State Building Ownership Authority, Lease Revenue Bonds, State      11/11 at 100.00          AA+         809,263
                 Facilities Master Lease Program, Series 2001B, 5.250%, 5/15/24
------------------------------------------------------------------------------------------------------------------------------------

              VIRGINIA - 0.4%
       1,500  Fairfax County Economic Development Authority, Virginia, Residential     10/17 at 100.00          N/R         989,430
                 Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc.,
                 Series 2007A, 5.125%, 10/01/42
------------------------------------------------------------------------------------------------------------------------------------

              WASHINGTON - 7.6%
         250  Energy Northwest, Washington, Electric Revenue Refunding Bonds,           7/12 at 100.00          Aaa         271,143
                 Columbia Generating Station - Nuclear Project 2, Series 2002C,
                 5.500%, 7/01/17 - MBIA Insured
       3,610  Snohomish County Public Utility District 1, Washington, Generation          No Opt. Call          Aaa       3,917,680
                 System Revenue Bonds, Series 1989, 6.750%, 1/01/12 (ETM)
       9,750  Washington State Healthcare Facilities Authority, Revenue Bonds,         10/11 at 100.00           AA       9,889,619
                 Sisters of Providence Health System, Series 2001A, 5.125%,
                 10/01/17 - MBIA Insured
       2,245  Washington State Tobacco Settlement Authority, Tobacco Settlement         6/13 at 100.00          BBB       2,045,442
                 Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26
       2,115  Washington State, Motor Vehicle Fuel Tax General Obligation Bonds,          No Opt. Call          AA+         789,403
                 Series 2003F, 0.000%, 12/01/27 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      17,970  Total Washington                                                                                           16,913,287
------------------------------------------------------------------------------------------------------------------------------------

              WEST VIRGINIA - 0.7%
       1,075  Marshall County, West Virginia, Special Obligation Refunding Bonds,       5/09 at 100.00          AAA       1,119,193
                 Series 1992, 6.500%, 5/15/10 (ETM)
         500  West Virginia Hospital Finance Authority, Revenue Bonds, United           6/16 at 100.00           A+         385,430
                 Hospital Center Inc. Project, Series 2006A, 4.500%, 6/01/26 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       1,575  Total West Virginia                                                                                         1,504,623
------------------------------------------------------------------------------------------------------------------------------------

              WISCONSIN - 2.0%
       1,005  Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco       6/12 at 100.00          BBB       1,087,068
                 Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27
       1,000  Wisconsin Health and Educational Facilities Authority, Revenue Bonds,     8/13 at 100.00         BBB+         793,830
                 Wheaton Franciscan Services Inc., Series 2003A, 5.500%, 8/15/17
       2,500  Wisconsin, General Obligation Refunding Bonds, Series 2003-3, 5.000%,    11/13 at 100.00           AA       2,539,775
                 11/01/26
------------------------------------------------------------------------------------------------------------------------------------
       4,505  Total Wisconsin                                                                                             4,420,673
------------------------------------------------------------------------------------------------------------------------------------
$    267,645  Total Municipal Bonds (cost $223,579,176)                                                                 217,073,910
============------------------------------------------------------------------------------------------------------------------------

      SHARES  DESCRIPTION (1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS - 0.0%

              AIRLINES - 0.0%

         789  UAL Corporation, (5)                                                                                   $        3,535
============------------------------------------------------------------------------------------------------------------------------
              Total Common Stocks (cost $0)                                                                                   3,535
              ----------------------------------------------------------------------------------------------------------------------
              Total Long-Term Investments (cost $223,579,176) - 97.7%                                                   217,077,445
              ----------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
AMOUNT (000)  DESCRIPTION (1)                                                                            RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS - 1.1%
$      2,330  State Street Bank Euro Dollar Time Deposit, 0.010%, 4/01/09                                       N/A  $    2,329,728
============------------------------------------------------------------------------------------------------------------------------
              Total Short-Term Investments (cost $2,329,728)                                                              2,329,728
              ----------------------------------------------------------------------------------------------------------------------
              Total Investments (cost $225,908,904) - 98.8%                                                             219,407,173
              ----------------------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - 1.2%                                                                        2,707,235
              ----------------------------------------------------------------------------------------------------------------------
              Net Assets - 100%                                                                                      $  222,114,408
              ======================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) On December 9, 2002, UAL Corporation ("UAL"), the holding company of United Air Lines, Inc. ("United") filed for federal bankruptcy protection. The Adviser determined that it was likely that United would not remain current on their interest payment obligations with respect to the bonds previously held and thus the Fund had stopped accruing interest on its UAL bonds. On February 1, 2006, UAL emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet UAL's unsecured bond obligations, the bondholders, including the Fund, received three distributions of UAL common stock over the subsequent months, and the bankruptcy court dismissed all unsecured claims of bondholders, including those of the Fund. On May 5, 2006, the Fund liquidated such UAL common stock holdings. On September 29, 2006 and May 30, 2007, the Fund received additional distributions of 1,901 and 617 shares, respectively, of UAL common stock as a result of its earlier ownership of the UAL bonds. The Fund liquidated 1,901 shares of such UAL common stock holdings on November 15, 2006. The Fund received an additional distribution of 172 UAL common stock shares on November 14, 2007. The remaining 789 shares of UAL common stock were still held by the Fund at March 31, 2009.

N/A   Not applicable.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NXQ | Nuveen Select Tax-Free Income Portfolio 2
    | Portfolio of INVESTMENTS
                        March 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS - 98.6%

              ARIZONA - 0.5%
$      2,000  Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds,        No Opt. Call            A  $    1,178,140
                 Series 2007, 5.000%,12/01/37
------------------------------------------------------------------------------------------------------------------------------------

              ARKANSAS - 1.4%
       1,000  Fort Smith, Arkansas, Water and Sewer Revenue Refunding and              10/11 at 100.00          AAA       1,097,870
                 Construction Bonds, Series 2002A, 5.000%, 10/01/19 - FSA Insured
       2,000  University of Arkansas, Fayetteville, Various Facilities Revenue         12/12 at 100.00          Aa3       1,969,840
                 Bonds, Series 2002, 5.000%, 12/01/32 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       3,000  Total Arkansas                                                                                              3,067,710
------------------------------------------------------------------------------------------------------------------------------------

              CALIFORNIA - 6.7%
       1,000  Alameda Corridor Transportation Authority, California, Subordinate       10/17 at 100.00            A         706,940
                 Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/25 - AMBAC Insured
       3,325  California Department of Water Resources, Power Supply Revenue Bonds,     5/12 at 101.00          Aa3       3,618,431
                 Series 2002A, 6.000%, 5/01/14
         500  California State Public Works Board, Lease Revenue Refunding Bonds,       6/09 at 101.00           A-         504,080
                 Community Colleges Projects, Series 1998A, 5.250%, 12/01/16
       2,000  California State Public Works Board, Lease Revenue Refunding Bonds,         No Opt. Call          Aa2       2,156,380
                 Various University of California Projects, Series 1993A, 5.500%,
                 6/01/14
          60  California, General Obligation Bonds, Series 1997, 5.000%, 10/01/18 -     5/09 at 100.00           A+          60,160
                 AMBAC Insured
       2,500  California, General Obligation Bonds, Series 2005, 5.000%, 3/01/31        3/16 at 100.00            A       2,230,775
       1,000  Golden State Tobacco Securitization Corporation, California, Enhanced     6/17 at 100.00          BBB         502,730
                 Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%,
                 6/01/47
       3,200  Golden State Tobacco Securitization Corporation, California, Tobacco      6/13 at 100.00          AAA       3,765,632
                 Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39
                 (Pre-refunded 6/01/13)
       1,195  Palmdale Elementary School District, Los Angeles County, California,        No Opt. Call          AAA         365,658
                 General Obligation Bonds, Series 2003, 0.000%, 8/01/28 - FSA
                 Insured
       1,750  Tobacco Securitization Authority of Northern California, Tobacco          6/15 at 100.00          BBB         945,350
                 Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45
------------------------------------------------------------------------------------------------------------------------------------
      16,530  Total California                                                                                           14,856,136
------------------------------------------------------------------------------------------------------------------------------------

              COLORADO - 10.6%
       1,700  Colorado Health Facilities Authority, Revenue Bonds, Catholic Health      3/12 at 100.00       AA (4)       1,878,687
                 Initiatives, Series 2002A, 5.500%, 3/01/22 (ETM)
       1,300  Colorado Health Facilities Authority, Revenue Bonds, Catholic Health      3/12 at 100.00       AA (4)       1,450,527
                 Initiatives, Series 2002A, 5.500%, 3/01/22 (Pre-refunded 3/01/12)
       2,440  Denver City and County, Colorado, Airport System Revenue Bonds,             No Opt. Call           A+       2,630,564
                 Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)
       5,000  Denver City and County, Colorado, Airport System Revenue Refunding       11/11 at 100.00          AA-       5,019,648
                 Bonds, Series 2001A, 5.625%, 11/15/17 - FGIC Insured (Alternative
                 Minimum Tax)

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              COLORADO (continued)
$      1,555  Denver City and County, Colorado, Airport System Revenue Refunding       11/11 at 100.00          AA-  $    1,611,384
                 Bonds, Series 2001, 5.500%, 11/15/16 - FGIC Insured
       3,000  Denver Convention Center Hotel Authority, Colorado, Senior Revenue       12/13 at 100.00      N/R (4)       3,382,170
                 Bonds, Convention Center Hotel, Series 2003A, 5.000%, 12/01/23
                 (Pre-refunded 12/01/13) - SYNCORA GTY Insured
       2,000  Denver Convention Center Hotel Authority, Colorado, Senior Revenue       11/16 at 100.00         BBB-       1,225,420
                 Bonds, Convention Center Hotel, Series 2006, 4.750%, 12/01/35 -
                 SYNCORA GTY Insured
              E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,
              Series 2000B:
       5,100     0.000%, 9/01/24 - MBIA Insured                                           No Opt. Call          AA-       1,500,165
       7,500     0.000%, 9/01/29 - MBIA Insured                                           No Opt. Call          AA-       1,352,100
       4,000     0.000%, 9/01/33 - MBIA Insured                                           No Opt. Call          AA-         507,120
       5,000  E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,            9/10 at 31.42          Aaa       1,537,700
                 Series 2000B, 0.000%, 9/01/28 (Pre-refunded 9/01/10) - MBIA Insured
         250  Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds,      6/11 at 102.00          AAA         275,038
                 Senior Series 2001A, 5.250%, 6/15/41 (Pre-refunded 6/15/11) - FSA
                 Insured
       1,100  University of Colorado Hospital Authority, Revenue Bonds, Series         11/11 at 100.00       A3 (4)       1,219,911
                 2001A, 5.600%, 11/15/31 (Pre-refunded 11/15/11)
------------------------------------------------------------------------------------------------------------------------------------
      39,945  Total Colorado                                                                                             23,590,434
------------------------------------------------------------------------------------------------------------------------------------

              FLORIDA - 2.4%
       1,000  Hillsborough County Industrial Development Authority, Florida,           10/16 at 100.00           A3         743,100
                 Hospital Revenue Bonds, Tampa General Hospital, Series 2006,
                 5.250%, 10/01/41
       1,500  Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding and      10/12 at 100.00          AA-       1,510,515
                 Improvement Bonds, Series 2002, 5.000%, 10/01/21 - FGIC Insured
       2,500  JEA, Florida, Electric System Revenue Bonds, Series 2006-3A, 5.000%,      4/15 at 100.00          AAA       2,389,550
                 10/01/41 - FSA Insured
         625  Miami-Dade County Expressway Authority, Florida, Toll System Revenue      7/11 at 101.00           A3         608,438
                 Refunding Bonds, Series 2001, 5.125%, 7/01/29 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,625  Total Florida                                                                                               5,251,603
------------------------------------------------------------------------------------------------------------------------------------

              HAWAII - 0.5%
       1,100  Hawaii, Certificates of Participation, Kapolei State Office Building,     5/09 at 101.00            A       1,113,299
                 Series 1998A, 5.000%, 5/01/17 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

              ILLINOIS - 14.0%
         630  Chicago Metropolitan Housing Development Corporation, Illinois,           7/09 at 100.00           AA         631,266
                 FHA-Insured Section 8 Assisted Housing Development Revenue
                 Refunding Bonds, Series 1992, 6.800%, 7/01/17
         590  Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A,            7/13 at 100.00          AA+         584,289
                 5.000%, 1/01/33 - AMBAC Insured
       1,665  Chicago, Illinois, Third Lien General Airport Revenue Bonds, O'Hare       1/16 at 100.00          AA-       1,555,227
                 International Airport, Series 2005A, 5.000%, 1/01/33 - FGIC Insured
         600  Illinois Educational Facilities Authority, Student Housing Revenue        5/12 at 101.00          Aaa         690,222
                 Bonds, Educational Advancement Foundation Fund, University Center
                 Project, Series 2002, 6.000%, 5/01/22 (Pre-refunded 5/01/12)
       1,050  Illinois Finance Authority, Revenue Bonds, Loyola University of           7/17 at 100.00          Aa1         977,382
                 Chicago, Tender Option Bond Trust 1137, 9.208%, 7/01/46 (IF)
       2,185  Illinois Finance Authority, Revenue Bonds, YMCA of Southwest              9/15 at 100.00          Aa3       1,647,097
                 Illinois, Series 2005, 5.000%, 9/01/31 - RAAI Insured
       2,255  Illinois Health Facilities Authority, Revenue Bonds, Lake Forest          7/12 at 100.00           A-       2,263,592
                 Hospital, Series 2002A, 6.250%, 7/01/22

    | Portfolio of INVESTMENTS March 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              ILLINOIS (continued)
$      1,055  Illinois Health Facilities Authority, Revenue Bonds, Loyola               7/11 at 100.00     Baa2 (4)  $    1,154,771
                 University Health System, Series 2001A, 6.125%, 7/01/31
                 (Pre-refunded 7/01/11)
       1,000  Illinois Housing Development Authority, Housing Finance Bonds, Series     1/15 at 100.00           A+         890,510
                 2005E, 4.750%, 7/01/30 - FGIC Insured
       5,700  Illinois, Sales Tax Revenue Bonds, First Series 2002, 5.000%, 6/15/22     6/13 at 100.00          AAA       5,951,938
          45  Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds,      6/09 at 100.00           A1          45,113
                 McCormick Place Expansion Project, Series 1992A, 6.500%, 6/15/22
       7,000  Metropolitan Pier and Exposition Authority, Illinois, Revenue             6/12 at 101.00          AAA       7,204,678
                 Refunding Bonds, McCormick Place Expansion Project, Series 2002B,
                 5.000%, 6/15/21 - MBIA Insured
       5,045  Sauk Village, Illinois, General Obligation Alternate Revenue Source      12/12 at 100.00            A       4,202,889
                 Bonds, Tax Increment, Series 2002A, 5.000%, 6/01/22 - RAAI Insured
              Sauk Village, Illinois, General Obligation Alternate Revenue Source
              Bonds, Tax Increment, Series 2002B:
       1,060     0.000%, 12/01/17 - RAAI Insured                                          No Opt. Call            A         647,395
       1,135     0.000%, 12/01/18 - RAAI Insured                                          No Opt. Call            A         643,817
       1,100  Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.250%,    12/14 at 100.00          AA+       1,108,492
                 12/01/34 - FGIC Insured
       1,000  Yorkville, Illinois, General Obligation Debt Certificates, Series        12/11 at 100.00     BBB+ (4)       1,102,540
                 2003, 5.000%, 12/15/21 (Pre-refunded 12/15/11) - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------
      33,115  Total Illinois                                                                                             31,301,218
------------------------------------------------------------------------------------------------------------------------------------

              INDIANA - 4.0%
       1,000  Franklin Community Multi-School Building Corporation, Marion County,      7/14 at 100.00        A (4)       1,141,350
                 Indiana, First Mortgage Revenue Bonds, Series 2004, 5.000%,
                 7/15/22 (Pre-refunded 7/15/14) - FGIC Insured
         750  Indiana Health and Educational Facilities Financing Authority,              No Opt. Call          Aa1         679,763
                 Revenue Bonds, Ascension Health, Series 2006B-5, 5.000%, 11/15/36
       1,000  Indiana Health Facility Financing Authority, Revenue Bonds, Community     3/17 at 100.00          BBB         758,520
                 Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37
         835  Indiana Housing Finance Authority, Single Family Mortgage Revenue         7/11 at 100.00          Aaa         810,401
                 Bonds, Series 2002C-2, 5.250%, 7/01/23 (Alternative Minimum Tax)
       4,380  Indiana Municipal Power Agency, Power Supply System Revenue Bonds,        1/12 at 100.00           A+       4,427,173
                 Series 2002A, 5.125%, 1/01/21 - AMBAC Insured
         290  St. Joseph County Hospital Authority, Indiana, Revenue Bonds,             8/09 at 100.50          AA-         251,706
                 Memorial Health System, Series 1998A, 4.625%, 8/15/28 - MBIA
                 Insured
         750  West Clark 2000 School Building Corporation, Clark County, Indiana,       1/15 at 100.00          AA+         780,038
                 First Mortgage Bonds, Series 2005, 5.000%, 7/15/22 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       9,005  Total Indiana                                                                                               8,848,951
------------------------------------------------------------------------------------------------------------------------------------

              IOWA - 3.5%
       1,950  Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series      7/16 at 100.00          AAA       1,677,624
                 2007B, 4.800%, 1/01/37 (Alternative Minimum Tax)
       1,000  Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue        6/15 at 100.00          BBB         550,010
                 Bonds, Series 2005C, 5.375%, 6/01/38
       1,000  Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue           6/17 at 100.00          BBB         625,120
                 Bonds, Series 2005B, 5.600%,6/01/34
              Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed
              Revenue Bonds, Series 2001B:
       1,000     5.300%, 6/01/25 (Pre-refunded 6/01/11)                                 6/11 at 101.00          AAA       1,076,810
       3,500     5.600%, 6/01/35 (Pre-refunded 6/01/11)                                 6/11 at 101.00          AAA       3,830,295
------------------------------------------------------------------------------------------------------------------------------------
       8,450  Total Iowa                                                                                                  7,759,859
------------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              KANSAS - 0.6%
$        795  Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital,     7/16 at 100.00           A3  $      580,374
                 Series 2006, 4.875%, 7/01/36
       1,000  Salina, Kansas, Hospital Revenue Bonds, Salina Regional Medical           4/13 at 100.00           A1         787,900
                 Center, Series 2006, 4.500%, 10/01/26
------------------------------------------------------------------------------------------------------------------------------------
       1,795  Total Kansas                                                                                                1,368,274
------------------------------------------------------------------------------------------------------------------------------------

              LOUISIANA - 2.5%
       2,180  Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge         7/14 at 100.00          AA-       2,192,731
                 General Hospital, Series 2004, 5.250%, 7/01/24 - MBIA Insured
       3,000  Louisiana Public Facilities Authority, Revenue Bonds, Tulane              7/12 at 100.00        A (4)       3,358,350
                 University, Series 2002A, 5.125%, 7/01/27 (Pre-refunded 7/01/12) -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,180  Total Louisiana                                                                                             5,551,081
------------------------------------------------------------------------------------------------------------------------------------

              MASSACHUSETTS - 3.2%
       3,000  Massachusetts Health and Educational Facilities Authority, Revenue       10/11 at 101.00         BBB+       2,468,160
                 Bonds, Berkshire Health System, Series 2001E, 6.250%, 10/01/31
         500  Massachusetts Health and Educational Facilities Authority, Revenue        7/18 at 100.00           A3         393,530
                 Bonds, CareGroup Inc., Series 2008E-1, 5.000%, 7/01/28
       2,565  Massachusetts Turnpike Authority, Metropolitan Highway System Revenue     7/09 at 100.00           AA       2,002,470
                 Bonds, Senior Series 1997A, 5.000%, 1/01/37 - MBIA Insured
       1,270  Massachusetts Water Resources Authority, General Revenue Bonds,             No Opt. Call       AA (4)       1,438,821
                 Series 1993C, 5.250%, 12/01/15 - MBIA Insured (ETM)
         820  Massachusetts Water Resources Authority, General Revenue Bonds,             No Opt. Call           AA         923,837
                 Series 1993C, 5.250%, 12/01/15 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       8,155  Total Massachusetts                                                                                         7,226,818
------------------------------------------------------------------------------------------------------------------------------------

              MICHIGAN - 1.5%
         545  Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%,        4/13 at 100.00         Baa3         414,909
                 4/01/19 - SYNCORA GTY Insured
       2,900  Michigan State Hospital Finance Authority, Hospital Revenue Refunding    12/12 at 100.00           AA       2,753,956
                 Bonds, Trinity Health Credit Group, Series 2002C, 5.375%, 12/01/30
         250  Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue          9/18 at 100.00           A1         267,615
                 Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%,
                 9/01/39
------------------------------------------------------------------------------------------------------------------------------------
       3,695  Total Michigan                                                                                              3,436,480
------------------------------------------------------------------------------------------------------------------------------------

              MINNESOTA - 0.6%
       1,500  Minnesota Housing Finance Agency, Residential Housing Finance Bonds,      7/16 at 100.00          AA+       1,277,955
                 Series 2007-I, 4.850%, 7/01/38 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

              MISSISSIPPI - 0.2%
         500  Mississippi Development Bank, Revenue Bonds, Mississippi Municipal        3/16 at 100.00         Baa2         460,920
                 Energy Agency, Mississippi Power, Series 2006A, 5.000%, 3/01/21 -
                 SYNCORA GTY Insured
------------------------------------------------------------------------------------------------------------------------------------

              NEVADA - 3.1%
       1,500  Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada      6/11 at 100.00      AA+ (4)       1,638,060
                 Water Authority Loan, Series 2001, 5.300%, 6/01/19 (Pre-refunded
                 6/01/11) - FGIC Insured

    | Portfolio of INVESTMENTS March 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              NEVADA (continued)
              Director of Nevada State Department of Business and Industry,
              Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
$      4,595     0.000%, 1/01/22 - AMBAC Insured                                          No Opt. Call            A  $      651,387
      13,250     5.375%, 1/01/40 - AMBAC Insured                                        1/10 at 100.00            A       4,544,088
------------------------------------------------------------------------------------------------------------------------------------
      19,345  Total Nevada                                                                                                6,833,535
------------------------------------------------------------------------------------------------------------------------------------

              NEW JERSEY - 1.7%
       2,500  New Jersey Health Care Facilities Financing Authority, Revenue            7/13 at 100.00          Ba2       1,510,700
                 Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/23
              Tobacco Settlement Financing Corporation, New Jersey, Tobacco
              Settlement Asset-Backed Bonds, Series 2003:
       1,000     6.375%, 6/01/32 (Pre-refunded 6/01/13)                                 6/13 at 100.00          AAA       1,150,980
       1,010     6.250%, 6/01/43 (Pre-refunded 6/01/13)                                 6/13 at 100.00          AAA       1,193,265
------------------------------------------------------------------------------------------------------------------------------------
       4,510  Total New Jersey                                                                                            3,854,945
------------------------------------------------------------------------------------------------------------------------------------

              NEW MEXICO - 3.1%
       1,000  New Mexico Mortgage Finance Authority, Multifamily Housing Revenue        9/17 at 100.00          AAA         898,880
                 Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative
                 Minimum Tax)
              University of New Mexico, FHA-Insured Mortgage Hospital Revenue
              Bonds, Series 2004:
         555     4.625%, 1/01/25 - FSA Insured                                          7/14 at 100.00          AAA         543,112
         660     4.625%, 7/01/25 - FSA Insured                                          7/14 at 100.00          AAA         645,203
       2,000     4.750%, 7/01/27 - FSA Insured                                          7/14 at 100.00          AAA       1,940,460
       3,000     4.750%, 1/01/28 - FSA Insured                                          7/14 at 100.00          AAA       2,891,520
------------------------------------------------------------------------------------------------------------------------------------
       7,215  Total New Mexico                                                                                            6,919,175
------------------------------------------------------------------------------------------------------------------------------------

              NEW YORK - 3.7%
       2,045  Dormitory Authority of the State of New York, Revenue Bonds, Mount        7/10 at 101.00           A3       2,093,364
                 Sinai NYU Health Obligated Group, Series 2000A, 6.500%, 7/01/17
         655  Dormitory Authority of the State of New York, Revenue Bonds, Mount        7/10 at 101.00       A3 (4)         709,588
                 Sinai NYU Health Obligated Group, Series 2000A, 6.500%, 7/01/17
                 (Pre-refunded 7/01/10)
         705  Dormitory Authority of the State of New York, State Personal Income       8/16 at 100.00         BBB+         468,860
                 Tax Revenue Bonds, Tender Option Bond Trust 2846, 10.083%,
                 2/15/35 (IF)
       1,000  New York City Municipal Water Finance Authority, New York, Water and     12/14 at 100.00          AAA         950,510
                 Sewerage System Revenue Bonds, Series 2008, Trust 1199, 8.696%,
                 6/15/36 - FSA Insured (IF)
       3,000  New York State Tobacco Settlement Financing Corporation, Tobacco          6/11 at 100.00          AA-       3,069,030
                 Settlement Asset-Backed and State Contingency Contract-Backed
                 Bonds, Series 2003B-1C, 5.500%, 6/01/16
         870  Triborough Bridge and Tunnel Authority, New York, Convention Center         No Opt. Call          AA-         910,612
                 Bonds, Series 1990E, 7.250%, 1/01/10
------------------------------------------------------------------------------------------------------------------------------------
       8,275  Total New York                                                                                              8,201,964
------------------------------------------------------------------------------------------------------------------------------------

              NORTH CAROLINA - 0.6%
       1,155  Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare      1/11 at 101.00          AA-       1,073,099
                 System Revenue Bonds, Carolinas Healthcare System, Series 2001A,
                 5.000%, 1/15/31
         345  Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare      1/11 at 101.00      Aa3 (4)         372,900
                 System Revenue Bonds, Carolinas Healthcare System, Series 2001A,
                 5.000%, 1/15/31 (Pre-refunded 1/15/11)
------------------------------------------------------------------------------------------------------------------------------------
       1,500  Total North Carolina                                                                                        1,445,999
------------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              OHIO - 1.6%
              Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
              Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$         55     5.125%, 6/01/24                                                        6/17 at 100.00          BBB  $       39,408
       2,000     5.375%, 6/01/24                                                        6/17 at 100.00          BBB       1,475,240
         680     5.875%, 6/01/30                                                        6/17 at 100.00          BBB         414,304
         775     5.750%, 6/01/34                                                        6/17 at 100.00          BBB         444,060
       2,180     5.875%, 6/01/47                                                        6/17 at 100.00          BBB       1,163,597
------------------------------------------------------------------------------------------------------------------------------------
       5,690  Total Ohio                                                                                                  3,536,609
------------------------------------------------------------------------------------------------------------------------------------

              OKLAHOMA - 1.4%
       1,000  Norman Regional Hospital Authority, Oklahoma, Hospital Revenue            9/16 at 100.00         BBB-         631,440
                 Bonds, Series 2005, 5.375%, 9/01/36
       3,000  Oklahoma Development Finance Authority, Revenue Bonds, Saint John         2/17 at 100.00            A       2,532,000
                 Health System, Series 2007, 5.000%, 2/15/42
------------------------------------------------------------------------------------------------------------------------------------
       4,000  Total Oklahoma                                                                                              3,163,440
------------------------------------------------------------------------------------------------------------------------------------

              PENNSYLVANIA - 2.5%
       1,020  Carlisle Area School District, Cumberland County, Pennsylvania,           9/09 at 100.00       A1 (4)       1,039,666
                 General Obligation Bonds, Series 2004A, 5.000%, 9/01/20
                 (Pre-refunded 9/01/09) - FGIC Insured
       1,000  Philadelphia Authority for Industrial Development, Pennsylvania,          7/11 at 101.00          AA-         987,850
                 Airport Revenue Bonds, Philadelphia Airport System Project,
                 Series 2001A, 5.500%, 7/01/17 - FGIC Insured (Alternative
                 Minimum Tax)
       3,250  Philadelphia School District, Pennsylvania, General Obligation            2/12 at 100.00          AAA       3,634,443
                 Bonds, Series 2002A, 5.500%, 2/01/31 (Pre-refunded 2/01/12) - FSA
                 Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,270  Total Pennsylvania                                                                                          5,661,959
------------------------------------------------------------------------------------------------------------------------------------

              PUERTO RICO - 1.5%
       1,035  Puerto Rico Housing Finance Authority, Capital Fund Program Revenue      12/13 at 100.00          AA+       1,042,504
                 Bonds, Series 2003, 5.000%, 12/01/20
       1,965  Puerto Rico Housing Finance Authority, Capital Fund Program Revenue      12/12 at 100.00          AAA       2,205,005
                 Bonds, Series 2003, 5.000%, 12/01/20 (Pre-refunded 12/01/12)
------------------------------------------------------------------------------------------------------------------------------------
       3,000  Total Puerto Rico                                                                                           3,247,509
------------------------------------------------------------------------------------------------------------------------------------

              RHODE ISLAND - 1.7%
       5,835  Rhode Island Tobacco Settlement Financing Corporation, Tobacco            6/12 at 100.00          BBB       3,766,142
                 Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------

              SOUTH CAROLINA - 5.9%
         700  Dorchester County School District 2, South Carolina, Installment         12/14 at 100.00          AA-         721,651
                 Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/20
         620  Florence, South Carolina, Water and Sewerage Revenue Bonds, Series        3/10 at 101.00           A+         644,912
                 2000, 5.750%, 3/01/20 - AMBAC Insured
       4,000  Greenville County School District, South Carolina, Installment           12/12 at 101.00       AA (4)       4,694,078
                 Purchase Revenue Bonds, Series 2002, 5.875%, 12/01/19
                 (Pre-refunded 12/01/12)
       2,500  Lexington County Health Service District, South Carolina, Hospital       11/13 at 100.00       A+ (4)       2,948,800
                 Revenue Refunding and Improvement Bonds, Series 2003, 6.000%,
                 11/01/18 (Pre-refunded 11/01/13)
              Medical University Hospital Authority, South Carolina, FHA-Insured
              Mortgage Revenue Bonds, Series 2004A:
         500     5.250%, 8/15/20 - MBIA Insured                                         8/14 at 100.00          AA-         497,135
       2,435     5.250%, 2/15/21 - MBIA Insured                                         8/14 at 100.00          AA-       2,401,884

    | Portfolio of INVESTMENTS March 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              SOUTH CAROLINA (continued)
$        845  Piedmont Municipal Power Agency, South Carolina, Electric Revenue         1/10 at 100.00          AA-  $      748,518
                 Refunding Bonds, Series 1998A, 4.750%, 1/01/25 - MBIA Insured
         475  The College of Charleston, Charleston South Carolina, Academic and        4/14 at 100.00           A2         442,904
                 Administrative Revenue Bonds, Series 2004B, 5.125%, 4/01/30 -
                 SYNCORA GTY Insured
------------------------------------------------------------------------------------------------------------------------------------
      12,075  Total South Carolina                                                                                       13,099,882
------------------------------------------------------------------------------------------------------------------------------------

              SOUTH DAKOTA - 0.4%
       1,000  South Dakota Health and Educational Facilities Authority, Revenue        11/14 at 100.00          AA-         863,400
                 Bonds, Sioux Valley Hospitals, Series 2004A, 5.250%, 11/01/34
------------------------------------------------------------------------------------------------------------------------------------

              TEXAS - 12.0%
       4,000  Brazos River Harbor Navigation District, Brazoria County, Texas,          5/12 at 101.00         BBB-       3,236,880
                 Environmental Facilities Revenue Bonds, Dow Chemical Company
                 Project, Series 2002A-6, 6.250%, 5/15/33 (Mandatory put 5/15/17)
                 (Alternative Minimum Tax)
       1,500  Central Texas Regional Mobility Authority, Travis and Williamson          1/15 at 100.00          AA-       1,050,960
                 Counties, Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/45 -
                 FGIC Insured
       1,000  Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue          12/11 at 100.00          AAA       1,102,230
                 Bonds, Series 2001, 5.000%, 12/01/31 (Pre-refunded 12/01/11) -
                 AMBAC Insured
       2,500  Harris County Health Facilities Development Corporation, Texas,             No Opt. Call       AA (4)       2,907,850
                 Hospital Revenue Bonds, Texas Children's Hospital, Series 1995,
                 5.500%, 10/01/16 - MBIA Insured (ETM)
       3,000  Harris County Health Facilities Development Corporation, Texas,          11/13 at 100.00          AA-       2,761,650
                 Thermal Utility Revenue Bonds, TECO Project, Series 2003, 5.000%,
                 11/15/30 - MBIA Insured
       6,610  Harris County-Houston Sports Authority, Texas, Junior Lien Revenue        11/31 at 53.78          AA-         472,946
                 Bonds, Series 2001H, 0.000%, 11/15/41 - MBIA Insured
       2,000  Houston, Texas, Subordinate Lien Airport System Revenue Bonds,            7/12 at 100.00          AAA       2,002,440
                 Series 2002A, 5.625%, 7/01/20 - FSA Insured (Alternative Minimum
                 Tax)
       3,125  Katy Independent School District, Harris, Fort Bend and Waller            2/12 at 100.00          AAA       3,450,813
                 Counties, Texas, General Obligation Bonds, Series 2002A, 5.000%,
                 2/15/32 (Pre-refunded 2/15/12)
       1,400  Kerrville Health Facilities Development Corporation, Texas, Revenue         No Opt. Call         BBB-       1,072,484
                 Bonds, Sid Peterson Memorial Hospital Project, Series 2005,
                 5.375%, 8/15/35
          90  Lewisville Independent School District, Denton County, Texas,             8/11 at 100.00          AAA          93,106
                 General Obligation Bonds, Series 2004, 5.000%, 8/15/23
         910  Lewisville Independent School District, Denton County, Texas,             8/11 at 100.00          AAA         995,222
                 General Obligation Bonds, Series 2004, 5.000%, 8/15/23
                 (Pre-refunded 8/15/11)
         335  Live Oak, Texas, General Obligation Bonds, Series 2004, 5.250%,           8/14 at 100.00         Baa1         338,122
                 8/01/20 - MBIA Insured
       4,850  Sam Rayburn Municipal Power Agency, Texas, Power Supply System           10/12 at 100.00           A3       4,456,811
                 Revenue Refunding Bonds, Series 2002A, 5.500%, 10/01/17 - RAAI
                 Insured
       1,000  San Antonio, Texas, Water System Revenue Bonds, Series 2005, 4.750%,      5/15 at 100.00           AA         939,450
                 5/15/37 - MBIA Insured
         500  Texas Water Development Board, Senior Lien State Revolving Fund           7/10 at 100.00          AAA         523,975
                 Revenue Bonds, Series 2000A, 5.625%, 7/15/13
       1,560  Texas, General Obligation Bonds, Water Financial Assistance Program,      8/13 at 100.00          Aa1       1,310,416
                 Series 2003A, 5.125%, 8/01/42 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      34,380  Total Texas                                                                                                26,715,355
------------------------------------------------------------------------------------------------------------------------------------

              UTAH - 0.7%
       1,435  Salt Lake City and Sandy Metropolitan Water District, Utah, Water         7/14 at 100.00          Aa3       1,500,881
                 Revenue Bonds, Series 2004, 5.000%, 7/01/21 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              VERMONT - 1.3%
$      2,895  Vermont Housing Finance Agency, Multifamily Housing Bonds, Series         8/09 at 100.00          AAA  $    2,898,908
                 1999C, 5.800%, 8/15/16 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------

              VIRGINIA - 0.6%
       1,340  Metropolitan District of Columbia Airports Authority, Virginia,          10/10 at 100.00          AA-       1,191,421
                 Airport System Revenue Bonds, Series 1998B, 5.000%, 10/01/28 -
                 MBIA Insured (Alternative Minimum Tax)
         250  Norfolk, Virginia, Water Revenue Bonds, Series 1995, 5.750%,              5/09 at 100.00          AA-         250,855
                 11/01/13 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       1,590  Total Virginia                                                                                              1,442,276
------------------------------------------------------------------------------------------------------------------------------------

              WASHINGTON - 3.1%
       6,715  Washington State Healthcare Facilities Authority, Revenue Bonds,         10/11 at 100.00           AA       6,811,157
                 Sisters of Providence Health System, Series 2001A, 5.125%,
                 10/01/17 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

              WISCONSIN - 1.5%
       1,000  Wisconsin Health and Educational Facilities Authority, Revenue            8/13 at 100.00         BBB+         773,180
                 Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.500%,
                 8/15/18
       2,575  Wisconsin Housing and Economic Development Authority, Home Ownership      3/12 at 100.00           AA       2,636,028
                 Revenue Bonds, Series 2002G, 4.850%, 9/01/17
------------------------------------------------------------------------------------------------------------------------------------
       3,575  Total Wisconsin                                                                                             3,409,208
------------------------------------------------------------------------------------------------------------------------------------
$    267,900  Total Municipal Bonds (cost $241,815,191)                                                                 219,661,222
============------------------------------------------------------------------------------------------------------------------------

      SHARES  DESCRIPTION (1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS - 0.0%

              AIRLINES - 0.0%
         757  UAL Corporation, (5)                                                                                   $        3,391
============------------------------------------------------------------------------------------------------------------------------
              Total Common Stocks (cost $0)                                                                                   3,391
              ----------------------------------------------------------------------------------------------------------------------
              Total Long-Term Investments (cost $241,815,191) - 98.6%                                                   219,664,613
              ----------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS March 31, 2009

   PRINCIPAL
AMOUNT (000)  DESCRIPTION (1)                                                                          RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS - 0.2%
$        386  State Street Bank Euro Dollar Time Deposit, 0.010%, 4/01/09                                      N/A   $      385,936
============------------------------------------------------------------------------------------------------------------------------
              Total Short-Term Investments (cost $385,936)                                                                  385,936
              ----------------------------------------------------------------------------------------------------------------------
              Total Investments (cost $242,201,127) - 98.8%                                                             220,050,549
              ----------------------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - 1.2%                                                                        2,720,629
              ----------------------------------------------------------------------------------------------------------------------
              Net Assets - 100%                                                                                      $  222,771,178
              ======================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) On December 9, 2002, UAL Corporation ("UAL"), the holding company of United Air Lines, Inc. ("United") filed for federal bankruptcy protection. The Adviser determined that it was likely that United would not remain current on their interest payment obligations with respect to the bonds previously held and thus the Fund had stopped accruing interest on its UAL bonds. On February 1, 2006, UAL emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet UAL's unsecured bond obligations, the bondholders, including the Fund, received three distributions of UAL common stock over the subsequent months, and the bankruptcy court dismissed all unsecured claims of bond-holders, including those of the Fund. On May 5, 2006, the Fund liquidated such UAL common stock holdings. On September 29, 2006 and May 30, 2007, the Fund received additional distributions of 1,825 and 592 shares, respectively, of UAL common stock as a result of its earlier ownership of the UAL bonds. The Fund liquidated the 1,825 shares of such UAL common stock holdings on November 15, 2006. The Fund received an additional distribution of 165 UAL common stock shares on November 14, 2007. The remaining 757 shares of UAL common stock were still held by the Fund at March 31, 2009.

N/A   Not applicable.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NXR | Nuveen Select Tax-Free Income Portfolio 3
    | Portfolio of INVESTMENTS
                        March 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS - 98.7%

              ALABAMA - 0.3%
$        500  Marshall County Healthcare Authority, Alabama, Revenue Bonds, Series      1/12 at 101.00           A-  $      499,290
                 2002A, 6.250%, 1/01/22
------------------------------------------------------------------------------------------------------------------------------------

              CALIFORNIA - 9.1%
       2,105  Azusa Unified School District, Los Angeles County, California,            7/12 at 100.00          AAA       2,240,057
                 General Obligation Bonds, Series 2002, 5.375%, 7/01/21 - FSA
                 Insured
       1,000  California County Tobacco Securitization Agency, Tobacco Settlement      12/18 at 100.00         Baa3         487,900
                 Asset-Backed Bonds, Los Angeles County Securitization Corporation,
                 Series 2006A, 0.000%, 6/01/36
       1,000  California County Tobacco Securitization Agency, Tobacco Settlement       6/15 at 100.00          BBB         630,330
                 Asset-Backed Bonds, Sonoma County Tobacco Securitization
                 Corporation, Series 2005, 5.000%, 6/01/26
       3,350  California Department of Water Resources, Power Supply Revenue Bonds,     5/12 at 101.00          Aa3       3,645,638
                 Series 2002A, 6.000%, 5/01/14
       2,595  California Health Facilities Financing Authority, Revenue Bonds,          4/16 at 100.00           A+       2,110,254
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37
       1,000  California Statewide Community Development Authority, Revenue Bonds,      8/19 at 100.00           AA       1,013,600
                 Methodist Hospital Project, Series 2009, 6.750%, 2/01/38
         315  California Statewide Financing Authority, Tobacco Settlement                No Opt. Call         Baa3         230,366
                 Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series
                 2002A, 5.625%, 5/01/29
              Golden State Tobacco Securitization Corporation, California, Enhanced
              Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
         840     4.500%, 6/01/27                                                        6/17 at 100.00          BBB         621,835
       1,000     5.000%, 6/01/33                                                        6/17 at 100.00          BBB         578,920
       3,000  Golden State Tobacco Securitization Corporation, California, Tobacco      6/13 at 100.00          AAA       3,530,280
                 Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39
                 (Pre-refunded 6/01/13)
       3,640  Rancho Mirage Redevelopment Agency, California, Tax Allocation Bonds,       No Opt. Call          AA-         513,022
                 Combined Whitewater and 1984 Project Areas, Series 2003A, 0.000%,
                 4/01/35 - MBIA Insured
         250  Santa Ana Unified School District, Orange County, California, General     8/10 at 101.00          AA-         255,843
                 Obligation Bonds, Series 2000, 5.700%, 8/01/29 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      20,095  Total California                                                                                           15,858,045
------------------------------------------------------------------------------------------------------------------------------------

              COLORADO - 7.0%
       1,540  Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series    10/16 at 100.00          BBB       1,157,834
                 2006, 5.250%, 10/01/40 - SYNCORA GTY Insured
         400  Colorado Department of Transportation, Certificates of Participation,     6/14 at 100.00          AA-         393,772
                 Series 2004, 5.000%, 6/15/34 - MBIA Insured
       2,265  Colorado Health Facilities Authority, Revenue Bonds, Catholic Health      3/12 at 100.00       AA (4)       2,503,074
                 Initiatives, Series 2002A, 5.500%, 3/01/22 (ETM)
       1,735  Colorado Health Facilities Authority, Revenue Bonds, Catholic Health      3/12 at 100.00       AA (4)       1,935,896
                 Initiatives, Series 2002A, 5.500%, 3/01/22 (Pre-refunded 3/01/12)
       2,065  Denver City and County, Colorado, Airport System Revenue Bonds,             No Opt. Call           A+       2,226,277
                 Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)
       3,000  Denver Convention Center Hotel Authority, Colorado, Senior Revenue       12/13 at 100.00      N/R (4)       3,382,170
                 Bonds, Convention Center Hotel, Series 2003A, 5.000%, 12/01/24
                 (Pre-refunded 12/01/13) - SYNCORA GTY Insured

    | Portfolio of INVESTMENTS March 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              COLORADO (continued)
$      2,485  E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series       9/20 at 63.98          AA-  $      491,757
                 2004B, 0.000%, 9/01/28 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      13,490  Total Colorado                                                                                             12,090,780
------------------------------------------------------------------------------------------------------------------------------------

              CONNECTICUT - 0.1%
         250  Connecticut Health and Educational Facilities Authority, Revenue          7/09 at 100.00          AA-         251,133
                 Bonds, Bridgeport Hospital Issue, Series 1992A, 6.625%, 7/01/18 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

              DISTRICT OF COLUMBIA - 0.3%
         405  District of Columbia Tobacco Settlement Corporation, Tobacco              5/11 at 101.00          BBB         343,728
                 Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24
          15  District of Columbia, General Obligation Bonds, Series 1993E,             5/09 at 100.00          AAA          15,057
                 6.000%, 6/01/13 - MBIA Insured (ETM)
         235  District of Columbia, General Obligation Refunding Bonds, Series            No Opt. Call          AA-         247,486
                 1994A-1, 6.500%, 6/01/10 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
         655  Total District of Columbia                                                                                    606,271
------------------------------------------------------------------------------------------------------------------------------------

              FLORIDA - 5.6%
       1,000  Hillsborough County Industrial Development Authority, Florida,           10/16 at 100.00           A3         743,100
                 Hospital Revenue Bonds, Tampa General Hospital, Series 2006,
                 5.250%, 10/01/41
       5,020  JEA St. John's River Power Park System, Florida, Revenue Refunding       10/11 at 100.00          Aa2       5,127,527
                 Bonds, Issue 2, Series 2002-17, 5.000%, 10/01/18
       4,000  JEA, Florida, Subordinate Lien Electric System Revenue Bonds, Series      5/09 at 100.00          Aa3       3,929,080
                 2002D, 4.625%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------
      10,020  Total Florida                                                                                               9,799,707
------------------------------------------------------------------------------------------------------------------------------------

              GEORGIA - 0.2%
         265  Atlanta, Georgia, Airport Facilities Revenue Bonds, Series 1990,            No Opt. Call           AA         256,414
                 0.000%, 1/01/10 - MBIA Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

              ILLINOIS - 19.0%
         105  Chicago Metropolitan Housing Development Corporation, Illinois,           7/09 at 100.00           AA         105,138
                 FHA-Insured Section 8 Assisted Housing Development Revenue
                 Refunding Bonds, Series 1992, 6.850%, 7/01/22
       1,930  Illinois Development Finance Authority, Revenue Bonds, Midwestern         5/11 at 101.00          AAA       2,124,505
                 University, Series 2001B, 5.750%, 5/15/16 (Pre-refunded 5/15/11)
       1,050  Illinois Finance Authority, Revenue Bonds, Loyola University of           7/17 at 100.00          Aa1         977,382
                 Chicago, Tender Option Bond Trust 1137, 9.208%, 7/01/46 (IF)
       2,185  Illinois Finance Authority, Revenue Bonds, YMCA of Southwest              9/15 at 100.00          Aa3       1,647,097
                 Illinois, Series 2005, 5.000%, 9/01/31 - RAAI Insured
       4,445  Illinois Health Facilities Authority, Remarketed Revenue Bonds,           8/11 at 103.00          Aa1       4,544,478
                 University of Chicago Project, Series 1985A, 5.500%, 8/01/20
       1,500  Illinois Health Facilities Authority, Revenue Bonds, Evangelical            No Opt. Call      N/R (4)       1,810,830
                 Hospitals Corporation, Series 1992C, 6.250%, 4/15/22 (ETM)
       2,225  Illinois Health Facilities Authority, Revenue Refunding Bonds,            1/13 at 100.00         Baa1       2,230,251
                 Elmhurst Memorial Healthcare, Series 2002, 6.250%, 1/01/17
         205  Illinois Health Facilities Authority, Revenue Refunding Bonds,            5/09 at 100.00         Baa1         177,856
                 Rockford Health System, Series 1997, 5.000%, 8/15/21 - AMBAC
                 Insured
       2,500  Illinois Housing Development Authority, Homeowner Mortgage Revenue        2/16 at 100.00           AA       2,309,775
                 Bonds, Series 2006C2, 5.050%, 8/01/27 (Alternative Minimum Tax)
       5,700  Illinois, Sales Tax Revenue Bonds, First Series 2002, 5.000%, 6/15/22     6/13 at 100.00          AAA       5,951,939
       2,000  Illinois, Sales Tax Revenue Bonds, Series 1997X, 5.600%, 6/15/17          6/09 at 100.00          AAA       2,015,460
       1,000  Kankakee & Will Counties Community Unit School District 5, Illinois,        No Opt. Call          Aa3         485,310
                 General Obligation Bonds, Series 2006, 0.000%, 5/01/23 - FSA
                 Insured

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              ILLINOIS (continued)
$      6,000  Metropolitan Pier and Exposition Authority, Illinois, Revenue             6/12 at 101.00          AAA  $    6,175,435
                 Refunding Bonds, McCormick Place Expansion Project, Series 2002B,
                 5.000%, 6/15/21 - MBIA Insured
       1,300  Schaumburg, Illinois, General Obligation Bonds, Series 2004B,            12/14 at 100.00          AA+       1,310,036
                 5.250%, 12/01/34 - FGIC Insured
       1,000  Yorkville, Illinois, General Obligation Debt Certificates, Series        12/11 at 100.00     BBB+ (4)       1,102,540
                 2003, 5.000%, 12/15/22 (Pre-refunded 12/15/11) - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------
      33,145  Total Illinois                                                                                             32,968,032
------------------------------------------------------------------------------------------------------------------------------------

              INDIANA - 6.5%
       1,000  Franklin Community Multi-School Building Corporation, Marion County,      7/14 at 100.00        A (4)       1,141,350
                 Indiana, First Mortgage Revenue Bonds, Series 2004, 5.000%,
                 7/15/22 (Pre-refunded 7/15/14) - FGIC Insured
       3,500  Indiana Health Facility Financing Authority, Hospital Revenue Bonds,      9/11 at 100.00          BBB       2,834,265
                 Methodist Hospitals Inc., Series 2001, 5.375%, 9/15/22
       2,500  Indiana Health Facility Financing Authority, Hospital Revenue               No Opt. Call          AAA       2,856,725
                 Refunding Bonds, Columbus Regional Hospital, Series 1993, 7.000%,
                 8/15/15 - FSA Insured
       2,000  Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks      7/12 at 100.00          AAA       2,252,260
                 Project, Series 2002A, 5.250%, 7/01/33 (Pre-refunded 7/01/12) -
                 MBIA Insured
       2,295  Shelbyville Central Renovation School Building Corporation, Indiana,      7/15 at 100.00          AA+       2,231,750
                 First Mortgage Bonds, Series 2005, 4.375%, 7/15/25 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      11,295  Total Indiana                                                                                              11,316,350
------------------------------------------------------------------------------------------------------------------------------------

              IOWA - 5.6%
       2,745  Iowa Finance Authority, Health Facility Revenue Bonds, Care               7/16 at 100.00          BB+       2,025,892
                 Initiatives Project, Series 2006A, 5.000%, 7/01/20
         750  Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue           6/17 at 100.00          BBB         468,840
                 Bonds, Series 2005B, 5.600%, 6/01/34
              Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed
              Revenue Bonds, Series 2001B:
       3,850     5.300%, 6/01/25 (Pre-refunded 6/01/11)                                 6/11 at 101.00          AAA       4,145,719
       2,850     5.600%, 6/01/35 (Pre-refunded 6/01/11)                                 6/11 at 101.00          AAA       3,118,955
------------------------------------------------------------------------------------------------------------------------------------
      10,195  Total Iowa                                                                                                  9,759,406
------------------------------------------------------------------------------------------------------------------------------------

              KANSAS - 1.0%
              Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial
                 Hospital, Series 2006:
       1,425     5.125%, 7/01/26                                                        7/16 at 100.00           A3       1,220,114
         700     4.875%, 7/01/36                                                        7/16 at 100.00           A3         511,021
------------------------------------------------------------------------------------------------------------------------------------
       2,125  Total Kansas                                                                                                1,731,135
------------------------------------------------------------------------------------------------------------------------------------

              MAINE - 0.7%
         125  Maine Health and Higher Educational Facilities Authority, Revenue         7/09 at 101.00          Aaa         127,526
                 Bonds, Series 1999B, 6.000%, 7/01/19 - MBIA Insured
       1,075  Maine Health and Higher Educational Facilities Authority, Revenue         7/09 at 101.00          Aaa       1,099,822
                 Bonds, Series 1999B, 6.000%, 7/01/19 (Pre-refunded 7/01/09) -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       1,200  Total Maine                                                                                                 1,227,348
------------------------------------------------------------------------------------------------------------------------------------

              MASSACHUSETTS - 0.8%
       1,000  Massachusetts Development Finance Agency, Resource Recovery Revenue       6/09 at 102.00          BBB         889,200
                 Bonds, Ogden Haverhill Associates, Series 1998B, 5.200%, 12/01/13
                 (Alternative Minimum Tax)
          15  Massachusetts Health and Educational Facilities Authority, Revenue        7/11 at 101.00           AA          16,171
                 Bonds, Partners Health Care System Inc., Series 2001C, 6.000%,
                 7/01/17
         485  Massachusetts Health and Educational Facilities Authority, Revenue        7/11 at 101.00          AAA         541,527
                 Bonds, Partners Health Care System Inc., Series 2001C, 6.000%,
                 7/01/17 (Pre-refunded 7/01/11)
------------------------------------------------------------------------------------------------------------------------------------
       1,500  Total Massachusetts                                                                                         1,446,898
------------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS March 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              MICHIGAN - 2.5%
$      1,500  Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien,      7/16 at 100.00          AA-  $    1,129,920
                 Series 2006B, 4.625%, 7/01/34 - FGIC Insured
       2,900  Michigan State Hospital Finance Authority, Hospital Revenue              12/12 at 100.00           AA       2,753,956
                 Refunding Bonds, Trinity Health Credit Group, Series 2002C,
                 5.375%, 12/01/30
         235  Michigan State Hospital Finance Authority, Revenue Refunding Bonds,       8/09 at 100.00           BB         197,835
                 Detroit Medical Center Obligated Group, Series 1993A, 6.500%,
                 8/15/18
         250  Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue          9/18 at 100.00           A1         267,615
                 Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%,
                 9/01/39
------------------------------------------------------------------------------------------------------------------------------------
       4,885  Total Michigan                                                                                              4,349,326
------------------------------------------------------------------------------------------------------------------------------------

              MISSISSIPPI - 0.4%
         725  Mississippi Hospital Equipment and Facilities Authority, Revenue          9/14 at 100.00           AA         700,401
                 Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%,
                 9/01/24
------------------------------------------------------------------------------------------------------------------------------------

              NEBRASKA - 1.9%
       3,500  Nebraska Public Power District, General Revenue Bonds, Series 2002B,      1/13 at 100.00           A1       3,354,225
                 5.000%, 1/01/33 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

              NEVADA - 3.6%
       4,095  Director of Nevada State Department of Business and Industry,             1/10 at 100.00            A       1,404,380
                 Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                 2000, 5.375%, 1/01/40 - AMBAC Insured
       1,680  Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002,             6/12 at 100.00         Baa1       1,594,757
                 5.500%, 6/01/22 - FGIC Insured
       2,830  Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002,             6/12 at 100.00     Baa1 (4)       3,194,221
                 5.500%, 6/01/22 (Pre-refunded 6/01/12) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       8,605  Total Nevada                                                                                                6,193,358
------------------------------------------------------------------------------------------------------------------------------------

              NEW HAMPSHIRE - 0.3%
         480  New Hampshire Housing Finance Authority, Single Family Mortgage           5/11 at 100.00          Aa2         474,221
                 Acquisition Bonds, Series 2001A, 5.600%, 7/01/21 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

              NEW JERSEY - 1.6%
              Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                 Settlement Asset-Backed Bonds, Series 2003:
       1,000     6.750%, 6/01/39 (Pre-refunded 6/01/13)                                 6/13 at 100.00          AAA       1,201,470
       1,355     6.250%, 6/01/43 (Pre-refunded 6/01/13)                                 6/13 at 100.00          AAA       1,600,865
------------------------------------------------------------------------------------------------------------------------------------
       2,355  Total New Jersey                                                                                            2,802,335
------------------------------------------------------------------------------------------------------------------------------------

              NEW MEXICO - 2.8%
       1,000  New Mexico Mortgage Finance Authority, Multifamily Housing Revenue        9/17 at 100.00          AAA         898,880
                 Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative
                 Minimum Tax)
       4,000  University of New Mexico, FHA-Insured Mortgage Hospital Revenue           7/14 at 100.00          AAA       3,914,320
                 Bonds, Series 2004, 4.625%, 1/01/25 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,000  Total New Mexico                                                                                            4,813,200
------------------------------------------------------------------------------------------------------------------------------------

              NEW YORK - 3.2%
         815  Dormitory Authority of the State of New York, Second General                No Opt. Call           A1         842,979
                 Resolution Consolidated Revenue Bonds, City University System,
                 Series 1990C, 7.500%, 7/01/10
         420  Dormitory Authority of the State of New York, State Personal Income       8/16 at 100.00         BBB+         279,321
                 Tax Revenue Bonds, Tender Option Bond Trust 2846, 10.083%,
                 2/15/35 (IF)
       2,335  Long Island Power Authority, New York, Electric System General            9/11 at 100.00          AAA       2,579,008
                 Revenue Bonds, Series 2001A, 5.375%, 9/01/21 (Pre-refunded
                 9/01/11)
          35  New York City, New York, General Obligation Bonds, Series 1991B,          5/09 at 100.00           AA          35,156
                 7.000%, 2/01/18

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              NEW YORK (continued)
$      1,850  New York State Tobacco Settlement Financing Corporation, Tobacco          6/10 at 100.00          AA-  $    1,878,120
                 Settlement Asset-Backed and State Contingency Contract-Backed
                 Bonds, Series 2003B-1C, 5.500%, 6/01/15
------------------------------------------------------------------------------------------------------------------------------------
       5,455  Total New York                                                                                              5,614,584
------------------------------------------------------------------------------------------------------------------------------------

              NORTH CAROLINA - 4.4%
       5,000  North Carolina Municipal Power Agency 1, Catawba Electric Revenue         1/13 at 100.00          AA-       5,101,799
                 Bonds, Series 2003A, 5.250%, 1/01/18 - MBIA Insured
       2,345  Piedmont Triad Airport Authority, North Carolina, Airport Revenue         7/11 at 101.00          AAA       2,507,579
                 Bonds, Series 2001A, 5.250%, 7/01/16 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       7,345  Total North Carolina                                                                                        7,609,378
------------------------------------------------------------------------------------------------------------------------------------

              OHIO - 0.9%
              Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
              Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
       1,455     5.375%, 6/01/24                                                        6/17 at 100.00          BBB       1,073,237
       1,000     6.000%, 6/01/42                                                        6/17 at 100.00          BBB         551,080
------------------------------------------------------------------------------------------------------------------------------------
       2,455  Total Ohio                                                                                                  1,624,317
------------------------------------------------------------------------------------------------------------------------------------

              OKLAHOMA - 1.7%
       3,000  Oklahoma Development Finance Authority, Revenue Bonds, St. John           2/14 at 100.00            A       2,876,730
                 Health System, Series 2004, 5.000%, 2/15/24
------------------------------------------------------------------------------------------------------------------------------------

              PENNSYLVANIA - 2.3%
       2,435  Dauphin County Industrial Development Authority, Pennsylvania, Water        No Opt. Call           A-       2,588,722
                 Development Revenue Refunding Bonds, Dauphin Consolidated Water
                 Supply Company, Series 1992B, 6.700%, 6/01/17
         500  Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,      7/13 at 100.00         BBB+         413,885
                 Widener University, Series 2003, 5.250%, 7/15/24
       1,000  Philadelphia Authority for Industrial Development, Pennsylvania,          7/11 at 101.00          AA-         987,850
                 Airport Revenue Bonds, Philadelphia Airport System Project,
                 Series 2001A, 5.500%, 7/01/17 - FGIC Insured (Alternative Minimum
                 Tax)
------------------------------------------------------------------------------------------------------------------------------------
       3,935  Total Pennsylvania                                                                                          3,990,457
------------------------------------------------------------------------------------------------------------------------------------

              SOUTH CAROLINA - 3.2%
       1,500  Lexington County Health Service District, South Carolina, Hospital       11/13 at 100.00       A+ (4)       1,769,280
                 Revenue Refunding and Improvement Bonds, Series 2003, 6.000%,
                 11/01/18 (Pre-refunded 11/01/13)
       1,500  Medical University Hospital Authority, South Carolina, FHA-Insured        8/14 at 100.00          AA-       1,491,405
                 Mortgage Revenue Bonds, Series 2004A, 5.250%, 8/15/20 - MBIA
                 Insured
         520  South Carolina JOBS Economic Development Authority, Economic             11/12 at 100.00       A3 (4)         596,034
                 Development Revenue Bonds, Bon Secours Health System Inc., Series
                 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)
       1,980  South Carolina JOBS Economic Development Authority, Economic             11/12 at 100.00           A-       1,735,490
                 Development Revenue Bonds, Bon Secours Health System Inc., Series
                 2002B, 5.625%, 11/15/30
------------------------------------------------------------------------------------------------------------------------------------
       5,500  Total South Carolina                                                                                        5,592,209
------------------------------------------------------------------------------------------------------------------------------------

              SOUTH DAKOTA - 1.0%
       1,010  South Dakota Health and Educational Facilities Authority, Revenue         7/12 at 101.00           A+         846,592
                 Bonds, Avera Health, Series 2002, 5.125%, 7/01/27 - AMBAC Insured
       1,000  South Dakota Health and Educational Facilities Authority, Revenue        11/14 at 100.00          AA-         863,400
                 Bonds, Sioux Valley Hospitals, Series 2004A, 5.250%, 11/01/34
------------------------------------------------------------------------------------------------------------------------------------
       2,010  Total South Dakota                                                                                          1,709,992
------------------------------------------------------------------------------------------------------------------------------------

              TENNESSEE - 1.2%
       2,000  Knox County Health, Educational and Housing Facilities Board,             4/12 at 101.00           A1       2,016,880
                 Tennessee, Hospital Revenue Bonds, Baptist Health System of East
                 Tennessee Inc., Series 2002, 6.375%, 4/15/22
------------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS March 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              TEXAS - 9.7%
$      1,500  Central Texas Regional Mobility Authority, Travis and Williamson          1/15 at 100.00          AA-  $    1,050,960
                 Counties, Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/45 -
                 FGIC Insured
       2,500  Harris County Health Facilities Development Corporation, Texas,          11/13 at 100.00          AA-       2,301,375
                 Thermal Utility Revenue Bonds, TECO Project, Series 2003, 5.000%,
                 11/15/30 - MBIA Insured
       4,005  Harris County-Houston Sports Authority, Texas, Senior Lien Revenue        11/30 at 61.17           AA         386,643
                 Refunding Bonds, Series 2001A, 0.000%, 11/15/38 - MBIA Insured
       3,000  Houston, Texas, Subordinate Lien Airport System Revenue Bonds,            7/12 at 100.00          AAA       3,247,860
                 Series 2002B, 5.500%, 7/01/18 - FSA Insured
       3,125  Katy Independent School District, Harris, Fort Bend and Waller            2/12 at 100.00          AAA       3,450,813
                 Counties, Texas, General Obligation Bonds, Series 2002A, 5.000%,
                 2/15/32 (Pre-refunded 2/15/12)
       4,750  Sam Rayburn Municipal Power Agency, Texas, Power Supply System           10/12 at 100.00           A3       4,364,918
                 Revenue Refunding Bonds, Series 2002A, 5.500%, 10/01/17 - RAAI
                 Insured
       1,750  Texas, General Obligation Bonds, Water Financial Assistance Program,      8/13 at 100.00          Aa1       1,470,018
                 Series 2003A, 5.125%, 8/01/42 (Alternative Minimum Tax)
         500  Victoria, Texas, General Obligation Bonds, Series 2001, 5.000%,           8/11 at 100.00          AA-         509,565
                 8/15/23 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      21,130  Total Texas                                                                                                16,782,152
------------------------------------------------------------------------------------------------------------------------------------

              WASHINGTON - 0.3%
         510  Port of Seattle, Washington, Revenue Bonds, Series 2001A, 5.000%,        10/11 at 100.00          Aa2         503,304
                 4/01/31 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------

              WISCONSIN - 1.5%
       2,500  Wisconsin, General Obligation Refunding Bonds, Series 2003-3,            11/13 at 100.00           AA       2,539,775
                 5.000%, 11/01/26
------------------------------------------------------------------------------------------------------------------------------------
$    186,125  Total Municipal Bonds (cost $176,313,479)                                                                 171,357,653
============------------------------------------------------------------------------------------------------------------------------

      SHARES  DESCRIPTION (1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

              COMMON STOCKS - 0.0%

              AIRLINES - 0.0%

         220  UAL Corporation, (5)                                                                                   $          986
============------------------------------------------------------------------------------------------------------------------------
              Total Common Stocks (cost $0)                                                                                     986
              ----------------------------------------------------------------------------------------------------------------------
              Total Long-Term Investments (cost $176,313,479) - 98.7%                                                   171,358,639
              ----------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
AMOUNT (000)  DESCRIPTION (1)                                                                            RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS - 0.2%
$        319  State Street Bank Euro Dollar Time Deposit, 0.010%, 4/01/09                                       N/A  $       318,866
============------------------------------------------------------------------------------------------------------------------------
              Total Short-Term Investments (cost $318,866)                                                                  318,866
              ----------------------------------------------------------------------------------------------------------------------
              Total Investments (cost $176,632,345) - 98.9%                                                             171,677,505
              ----------------------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - 1.1%                                                                        2,000,052
              ----------------------------------------------------------------------------------------------------------------------
              Net Assets - 100%                                                                                      $  173,677,557
              ======================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) On December 9, 2002, UAL Corporation ("UAL"), the holding company of United Air Lines, Inc. ("United") filed for federal bankruptcy protection. The Adviser determined that it was likely that United would not remain current on their interest payment obligations with respect to the bonds previously held and thus the Fund had stopped accruing interest on its UAL bonds. On February 1, 2006, UAL emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet UAL's unsecured bond obligations, the bondholders, including the Fund, received three distributions of UAL common stock over the subsequent months, and the bankruptcy court dismissed all unsecured claims of bond-holders, including those of the Fund. On May 5, 2006, the Fund liquidated such UAL common stock holdings. On September 29, 2006 and May 30, 2007, the Fund received additional distributions of 532 and 172 shares, respectively, of UAL common stock as a result of its earlier ownership of the UAL bonds. The Fund liquidated 532 shares of such UAL common stock holdings on November 15, 2006. The Fund received an additional distribution of 48 UAL common stock shares on November 14, 2007. The remaining 220 shares of UAL common stock were still held by the Fund at March 31, 2009.

N/A   Not applicable.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NXC | Nuveen California Select Tax-Free Income Portfolio
    | Portfolio of INVESTMENTS
                        March 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              CONSUMER STAPLES - 3.6%
$        200  California County Tobacco Securitization Agency, Tobacco Settlement       6/15 at 100.00          BBB  $      173,482
                 Asset-Backed Bonds, Sonoma County Tobacco Securitization
                 Corporation, Series 2005, 4.250%, 6/01/21
       1,365  California County Tobacco Securitization Agency, Tobacco Settlement       6/12 at 100.00          BBB       1,246,750
                 Asset-Backed Revenue Bonds, Fresno County Tobacco Funding
                 Corporation, Series 2002, 5.625%, 6/01/23
       4,045  Golden State Tobacco Securitization Corporation, California,              6/22 at 100.00          BBB       1,560,237
                 Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-2,
                 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------
       5,610  Total Consumer Staples                                                                                      2,980,469
------------------------------------------------------------------------------------------------------------------------------------

              EDUCATION AND CIVIC ORGANIZATIONS - 9.7%
       3,000  California Educational Facilities Authority, Revenue Bonds, Santa         4/18 at 100.00          Aa3       3,041,220
                 Clara University, Series 2008A, 5.625%, 4/01/37
          45  California Educational Facilities Authority, Revenue Bonds,              10/15 at 100.00           A3          37,584
                 University of Redlands, Series 2005A, 5.000%, 10/01/35
       1,000  California Educational Facilities Authority, Revenue Bonds,              10/12 at 100.00           A2         990,890
                 University of San Diego, Series 2002A, 5.500%, 10/01/32
              California Educational Facilities Authority, Revenue Bonds,
              University of the Pacific, Series 2006:
          35     5.000%, 11/01/21                                                      11/15 at 100.00           A2          33,226
          45     5.000%, 11/01/25                                                      11/15 at 100.00           A2          39,900
       3,000  California Infrastructure Economic Development Bank, Revenue Bonds,      10/11 at 101.00           A-       3,061,590
                 J. David Gladstone Institutes, Series 2001, 5.500%, 10/01/19
       1,000  Long Beach Bond Financing Authority, California, Lease Revenue           11/11 at 101.00            A         801,850
                 Refunding Bonds, Long Beach Aquarium of the South Pacific, Series
                 2001, 5.250%, 11/01/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       8,125  Total Education and Civic Organizations                                                                     8,006,260
------------------------------------------------------------------------------------------------------------------------------------

              HEALTH CARE - 10.1%
         110  California Health Facilities Financing Authority, Revenue Bonds,          4/16 at 100.00           A+          89,452
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37
         965  California Health Facilities Financing Authority, Revenue Bonds,         11/16 at 100.00          AA-         696,604
                 Sutter Health, Series 2008, Trust 3146, 12.579%, 11/15/46 (IF)
       2,000  California Infrastructure Economic Development Bank, Revenue Bonds,       8/11 at 102.00           A+       1,804,720
                 Kaiser Hospital Assistance LLC, Series 2001A, 5.550%, 8/01/31
       1,500  California Statewide Community Development Authority, Hospital            6/13 at 100.00          AAA       1,589,475
                 Revenue Bonds, Monterey Peninsula Hospital, Series 2003B, 5.250%,
                 6/01/18 - FSA Insured
       1,500  California Statewide Community Development Authority, Insured            11/09 at 102.00           A+       1,373,040
                 Mortgage Hospital Revenue Bonds, Mission Community Hospital,
                 Series 2001, 5.375%, 11/01/26
         545  California Statewide Community Development Authority, Revenue Bonds,      8/16 at 100.00           A+         475,082
                 Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31
       1,880  California Statewide Community Development Authority, Revenue Bonds,      6/09 at 100.00            A       1,843,190
                 Los Angeles Orthopedic Hospital Foundation, Series 2000, 5.500%,
                 6/01/17 - AMBAC Insured
         540  Loma Linda, California, Hospital Revenue Bonds, Loma Linda               12/18 at 100.00          BBB         530,226
                 University Medical Center, Series 2008A, 8.250%, 12/01/38
------------------------------------------------------------------------------------------------------------------------------------
       9,040  Total Health Care                                                                                           8,401,789
------------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              HOUSING/MULTIFAMILY - 0.8%
$        750  California Statewide Community Development Authority, Student             8/12 at 100.00         Baa1  $      654,308
                 Housing Revenue Bonds, EAH - Irvine East Campus Apartments, LLC
                 Project, Series 2002A, 5.500%, 8/01/22 - ACA Insured
------------------------------------------------------------------------------------------------------------------------------------

              HOUSING/SINGLE FAMILY - 0.1%
         115  California Housing Finance Agency, Home Mortgage Revenue Bonds,           2/16 at 100.00          Aa2         112,939
                 Series 2006H, 5.750%, 8/01/30 - FGIC Insured (Alternative Minimum
                 Tax)
------------------------------------------------------------------------------------------------------------------------------------

              INDUSTRIALS - 1.8%
       1,250  California Pollution Control Financing Authority, Solid Waste               No Opt. Call          BBB       1,106,538
                 Disposal Revenue Bonds, Republic Services Inc., Series 2002C,
                 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)
         500  California Pollution Control Financing Authority, Solid Waste             1/16 at 102.00          BBB         410,440
                 Disposal Revenue Bonds, Waste Management Inc., Series 2002A,
                 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       1,750  Total Industrials                                                                                           1,516,978
------------------------------------------------------------------------------------------------------------------------------------

              LONG-TERM CARE - 2.6%
       1,500  ABAG Finance Authority for Non-Profit Corporations, California,          11/12 at 100.00           A+       1,412,970
                 Insured Senior Living Revenue Bonds, Odd Fellows Home of
                 California, Series 2003A, 5.200%, 11/15/22
       1,000  California Statewide Communities Development Authority, Revenue          12/17 at 100.00         Baa1         758,960
                 Bonds, Inland Regional Center Project, Series 2007, 5.250%,
                 12/01/27
------------------------------------------------------------------------------------------------------------------------------------
       2,500  Total Long-Term Care                                                                                        2,171,930
------------------------------------------------------------------------------------------------------------------------------------

              TAX OBLIGATION/GENERAL - 22.3%
         750  California, General Obligation Bonds, Series 2004, 5.000%, 2/01/23        2/14 at 100.00            A         730,020
       1,000  Fremont Unified School District, Alameda County, California, General      8/12 at 101.00          AA-       1,026,550
                 Obligation Bonds, Series 2002A, 5.000%, 8/01/21 - FGIC Insured
              Golden West Schools Financing Authority, California, General
              Obligation Revenue Refunding Bonds, School District Program,
              Series 1999A:
       4,650     0.000%, 8/01/16 - MBIA Insured                                           No Opt. Call          AA-       3,410,124
       1,750     0.000%, 2/01/17 - MBIA Insured                                           No Opt. Call          AA-       1,235,028
       2,375     0.000%, 8/01/17 - MBIA Insured                                           No Opt. Call          AA-       1,631,910
       2,345     0.000%, 2/01/18 - MBIA Insured                                           No Opt. Call          AA-       1,551,804
              Mountain View-Los Altos Union High School District, Santa Clara
                 County, California, General Obligation Capital Appreciation
                 Bonds, Series 1995C:
       1,015     0.000%, 5/01/17 - MBIA Insured                                           No Opt. Call          Aa2         706,887
       1,080     0.000%, 5/01/18 - MBIA Insured                                           No Opt. Call          Aa2         704,884
         100  Roseville Joint Union High School District, Placer County,                8/15 at 100.00          AA-          97,995
                 California, General Obligation Bonds, Series 2006B, 5.000%,
                 8/01/27 - FGIC Insured
       3,220  Sacramento City Unified School District, Sacramento County,               7/15 at 100.00          Aa3       3,178,043
                 California, General Obligation Bonds, Series 2005, 5.000%,
                 7/01/27 - MBIA Insured
       1,500  San Diego Unified School District, San Diego County, California,          7/13 at 101.00          AAA       1,677,495
                 General Obligation Bonds, Series 2003E, 5.250%, 7/01/24 - FSA
                 Insured
       2,565  Sunnyvale School District, Santa Clara County, California, General        9/15 at 100.00          AAA       2,571,874
                 Obligation Bonds, Series 2005A, 5.000%, 9/01/26 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      22,350  Total Tax Obligation/General                                                                               18,522,614
------------------------------------------------------------------------------------------------------------------------------------

              TAX OBLIGATION/LIMITED - 20.2%
       1,000  Bell Community Redevelopment Agency, California, Tax Allocation          10/13 at 100.00         BBB+         827,350
                 Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 - RAAI
                 Insured
       3,500  California State Public Works Board, Lease Revenue Bonds, Department        No Opt. Call          AA-       4,058,351
                 of Corrections, Calipatria State Prison, Series 1991A, 6.500%,
                 9/01/17 - MBIA Insured
       1,000  California State Public Works Board, Lease Revenue Bonds, Department      6/14 at 100.00           A-         956,410
                 of Mental Health, Coalinga State Hospital, Series 2004A, 5.500%,
                 6/01/23

    | Portfolio of INVESTMENTS March 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/LIMITED (continued)
$        120  Capistrano Unified School District, Orange County, California,            9/15 at 100.00          AA-  $      106,813
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured
         360  Chino Redevelopment Agency, California, Merged Chino Redevelopment        9/16 at 101.00            A         275,422
                 Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 -
                 AMBAC Insured
       1,000  Fontana Public Financing Authority, California, Tax Allocation           10/15 at 100.00            A         817,460
                 Revenue Bonds, North Fontana Redevelopment Project, Series 2005A,
                 5.000%, 10/01/32 - AMBAC Insured
       3,150  Golden State Tobacco Securitization Corporation, California, Tobacco      6/15 at 100.00           A2       2,308,478
                 Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%,
                 6/01/45 - AMBAC Insured
              Irvine, California, Unified School District, Community Facilities
                 District Special Tax Bonds, Series 2006A:
          60     5.000%, 9/01/26                                                        9/16 at 100.00          N/R          47,540
         135     5.125%, 9/01/36                                                        9/16 at 100.00          N/R          98,225
         215  Los Angeles Community Redevelopment Agency, California, Lease             9/15 at 100.00           A2         180,465
                 Revenue Bonds, Manchester Social Services Project, Series 2005,
                 5.000%, 9/01/37 - AMBAC Insured
       1,300  Orange County, California, Special Tax Bonds, Community Facilities        8/12 at 101.00          N/R       1,037,387
                 District 03-1 of Ladera Ranch, Series 2004A, 5.625%, 8/15/34
         105  Rialto Redevelopment Agency, California, Tax Allocation Bonds,            9/15 at 100.00           A-          84,340
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 - SYNCORA GTY
                 Insured
         130  Roseville, California, Certificates of Participation, Public              8/13 at 100.00            A         121,580
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured
         605  Sacramento City Financing Authority, California, Lease Revenue              No Opt. Call          AA-         639,037
                 Refunding Bonds, Series 1993A, 5.400%, 11/01/20 - MBIA Insured
       3,000  San Mateo County Transit District, California, Sales Tax Revenue          6/15 at 100.00           AA       3,137,310
                 Bonds, Series 2005A, 5.000%, 6/01/21 - MBIA Insured
         225  San Mateo Union High School District, San Mateo County, California,      12/17 at 100.00            A         187,607
                 Certificates of Participation, Phase 1, Series 2007A, 5.000%,
                 12/15/30 - AMBAC Insured
       1,000  Santa Clara County Board of Education, California, Certificates of        4/12 at 101.00          AA-         985,930
                 Participation, Series 2002, 5.000%, 4/01/25 - MBIA Insured
       1,000  Travis Unified School District, Solano County, California,                9/16 at 100.00          N/R         849,550
                 Certificates of Participation, Series 2006, 5.000%, 9/01/26 -
                 FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      17,905  Total Tax Obligation/Limited                                                                               16,719,255
------------------------------------------------------------------------------------------------------------------------------------

              TRANSPORTATION - 5.6%
       1,150  Foothill/Eastern Transportation Corridor Agency, California, Toll         1/10 at 100.00         BBB-         762,646
                 Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35
       3,500  Los Angeles Harbors Department, California, Revenue Refunding Bonds,      8/11 at 100.00           AA       3,524,115
                 Series 2001B, 5.500%, 8/01/17 - AMBAC Insured (Alternative
                 Minimum Tax)
         445  San Francisco Airports Commission, California, Revenue Bonds, San         5/09 at 101.00           AA         368,055
                 Francisco International Airport, Second Series 1999, Issue 23A,
                 5.000%, 5/01/30 - FGIC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       5,095  Total Transportation                                                                                        4,654,816
------------------------------------------------------------------------------------------------------------------------------------

              U.S. GUARANTEED - 14.4% (4)
         400  Beverly Hills Unified School District, Los Angeles County,                8/12 at 100.00       AA (4)         449,584
                 California, General Obligation Bonds, Series 2002A, 5.000%,
                 8/01/26 (Pre-refunded 8/01/12)
              California Department of Water Resources, Power Supply Revenue
              Bonds, Series 2002A:
       1,750     5.750%, 5/01/17 (Pre-refunded 5/01/12)                                 5/12 at 101.00          Aaa       2,008,598
       2,000     5.125%, 5/01/19 (Pre-refunded 5/01/12)                                 5/12 at 101.00          Aaa       2,257,800
       2,600  California Educational Facilities Authority, Revenue Bonds,              11/11 at 100.00       A2 (4)       2,876,640
                 University of the Pacific, Series 2002, 5.250%, 11/01/21
                 (Pre-refunded 11/01/11)
         800  California, General Obligation Bonds, Series 2004, 5.125%, 2/01/27        2/14 at 100.00          AAA         917,912
                 (Pre-refunded 2/01/14)

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              U.S. GUARANTEED (4) (continued)
$      2,000  North Orange County Community College District, California, General       8/12 at 101.00       AA (4)  $    2,259,400
                 Obligation Bonds, Series 2002A, 5.000%, 8/01/22 (Pre-refunded
                 8/01/12) - MBIA Insured
       1,000  Port of Oakland, California, Revenue Bonds, Series 2002M, 5.250%,        11/12 at 100.00       A+ (4)       1,137,130
                 11/01/20 (Pre-refunded 11/01/12) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      10,550  Total U.S. Guaranteed                                                                                      11,907,064
------------------------------------------------------------------------------------------------------------------------------------

              UTILITIES - 5.3%
         645  Long Beach Bond Finance Authority, California, Natural Gas Purchase         No Opt. Call            A         406,614
                 Revenue Bonds, Series 2007A, 5.500%, 11/15/37
         200  Los Angeles Department of Water and Power, California, Power System       7/13 at 100.00          AA-         207,972
                 Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 - MBIA Insured
       7,600  Merced Irrigation District, California, Certificates of                    9/16 at 64.56            A       2,799,004
                 Participation, Water and Hydroelectric System Projects, Series
                 2008A, 0.000%, 9/01/23
         215  Merced Irrigation District, California, Electric System Revenue           9/15 at 100.00         BBB-         152,674
                 Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY Insured
         780  Turlock Irrigation District, California, Revenue Refunding Bonds,           No Opt. Call           A1         818,618
                 Series 1992A, 6.250%, 1/01/12 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       9,440  Total Utilities                                                                                             4,384,882
------------------------------------------------------------------------------------------------------------------------------------

              WATER AND SEWER - 2.2%
         150  Healdsburg Public Financing Authority, California, Wastewater             4/16 at 100.00          AA-         130,607
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured
         250  Sacramento County Sanitation District Financing Authority,                6/16 at 100.00           AA         240,155
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 - FGIC
                 Insured
         825  South Feather Water and Power Agency, California, Water Revenue           4/13 at 100.00          BBB         696,630
                 Certificates of Participation, Solar Photovoltaic Project,
                 Series 2003, 5.375%, 4/01/24
       1,000  Woodbridge Irrigation District, California, Certificates of               7/13 at 100.00           A+         779,420
                 Participation, Water Systems Project, Series 2003, 5.625%,
                 7/01/43
------------------------------------------------------------------------------------------------------------------------------------
       2,225  Total Water and Sewer                                                                                       1,846,812
------------------------------------------------------------------------------------------------------------------------------------
$     95,455  Total Long-Term Investments (cost $85,391,002) - 98.7%                                                     81,880,116
============------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS March 31, 2009

   PRINCIPAL
AMOUNT (000)  DESCRIPTION (1)                                                                            RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS - 0.4%

$        295  State Street Bank Euro Dollar Time Deposit, 0.010%, 4/01/09                                       N/A  $      295,477
============------------------------------------------------------------------------------------------------------------------------
              Total Short-Term Investments (cost $295,477)                                                                  295,477
              ----------------------------------------------------------------------------------------------------------------------
              Total Investments (cost $85,686,479) - 99.1%                                                               82,175,593
              ----------------------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - 0.9%                                                                          777,513
              ----------------------------------------------------------------------------------------------------------------------
              Net Assets - 100%                                                                                      $   82,953,106
              ======================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/A   Not applicable.

N/R   Not rated.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NXN | Nuveen New York Select Tax-Free Income Portfolio
    | Portfolio of INVESTMENTS
                        March 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 0.1%
$        100  New York City Industrial Development Agency, New York, Liberty            9/15 at 100.00          BB+  $      60,666
                 Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35
------------------------------------------------------------------------------------------------------------------------------------

              CONSUMER STAPLES - 1.3%
              TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
         430     4.750%, 6/01/22                                                        6/16 at 100.00          BBB        318,170
         540     5.000%, 6/01/26                                                        6/16 at 100.00          BBB        374,971
------------------------------------------------------------------------------------------------------------------------------------
         970  Total Consumer Staples                                                                                       693,141
------------------------------------------------------------------------------------------------------------------------------------

              EDUCATION AND CIVIC ORGANIZATIONS - 9.8%
         100  Albany Industrial Development Agency, New York, Revenue Bonds,            7/17 at 100.00          BBB         75,273
                 Albany Law School, Series 2007A, 5.000%, 7/01/31
          50  Albany Industrial Development Agency, New York, Revenue Bonds,            4/17 at 100.00          N/R         30,363
                 Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37
       1,700  Amherst Industrial Development Agency, New York, Revenue Bonds, UBF       8/12 at 101.00            A      1,703,162
                 Faculty/Student Housing Corporation, University of Buffalo
                 Creekside Project, Series 2002A, 5.000%, 8/01/22 - AMBAC Insured
          30  Cattaraugus County Industrial Development Agency, New York, Revenue       5/16 at 100.00         BBB-         22,569
                 Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23
         430  Dormitory Authority of the State of New York, General Revenue             7/17 at 100.00         BBB+        313,027
                 Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 - RAAI
                 Insured
         785  Dormitory Authority of the State of New York, Insured Revenue             7/12 at 100.00          BBB        768,931
                 Bonds, Iona College, Series 2002, 5.000%, 7/01/22 - SYNCORA GTY
                 Insured
          50  Dormitory Authority of the State of New York, Lease Revenue Bonds,        7/15 at 100.00          AA-         49,807
                 State University Dormitory Facilities, Series 2004A, 5.000%,
                 7/01/29 - MBIA Insured
         215  Dormitory Authority of the State of New York, Second General                No Opt. Call           A1        222,211
                 Resolution Consolidated Revenue Bonds, City University System,
                 Series 1990C, 7.500%, 7/01/10 - FGIC Insured
         430  Dutchess County Industrial Development Agency, New York, Civic            8/17 at 100.00         Baa1        324,899
                 Facility Revenue Bonds, Bard College Project, Series 2007-A2,
                 4.500%, 8/01/36
         100  Hempstead Town Industrial Development Agency, New York, Revenue          10/15 at 100.00            A         90,869
                 Bonds, Adelphi University, Civic Facility Project, Series 2005,
                 5.000%, 10/01/35
         100  New York City Industrial Development Agency, New York, Civic             10/14 at 100.00           A-         84,219
                 Facility Revenue Bonds, St. Francis College, Series 2004,
                 5.000%, 10/01/34
         500  New York City Industrial Development Agency, New York, Civic              2/11 at 100.00           A-        503,740
                 Facility Revenue Bonds, YMCA of Greater New York, Series 2002,
                 5.250%, 8/01/21
         430  New York City Industrial Development Agency, New York, PILOT              1/17 at 100.00            A        319,942
                 Revenue Bonds, Queens Baseball Stadium Project, Series 2006,
                 4.750%, 1/01/42 - AMBAC Insured
         590  New York City Industrial Development Authority, New York, PILOT           9/16 at 100.00         BBB-        403,961
                 Revenue Bonds, Yankee Stadium Project, Series 2006, 4.500%,
                 3/01/39 - FGIC Insured
         200  Puerto Rico Industrial, Tourist, Educational, Medical and                 8/09 at 101.00         BBB-        165,952
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, Ana G. Mendez University System,
                 Series 1999, 5.375%, 2/01/19

    | Portfolio of INVESTMENTS March 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION  (1)                                                           PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              EDUCATION AND CIVIC ORGANIZATIONS (continued)
$         65  Seneca County Industrial Development Authority, New York, Revenue        10/17 at 100.00          BBB  $       44,225
                 Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27
------------------------------------------------------------------------------------------------------------------------------------
       5,775  Total Education and Civic Organizations                                                                     5,123,150
------------------------------------------------------------------------------------------------------------------------------------

              FINANCIALS - 0.7%
         435  Liberty Development Corporation, New York, Goldman Sachs Headquarters       No Opt. Call           A1         371,142
                 Revenue Bonds Series 2007, 5.500%, 10/01/37
------------------------------------------------------------------------------------------------------------------------------------

              HEALTH CARE - 13.3%
         450  Dormitory Authority of the State of New York, FHA-Insured Mortgage        2/15 at 100.00          AA-         429,516
                 Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 -
                 FGIC Insured
              Dormitory Authority of the State of New York, Revenue Bonds, Lenox
              Hill Hospital Obligated Group, Series 2001:
         110     5.375%, 7/01/20                                                        7/11 at 101.00          Ba1          88,580
         100     5.500%, 7/01/30                                                        7/11 at 101.00          Ba1          70,447
         950  Dormitory Authority of the State of New York, Revenue Bonds, Memorial     7/16 at 100.00           AA         911,069
                 Sloan Kettering Cancer Center, Series 2006-1, 5.000%, 7/01/35
         670  Dormitory Authority of the State of New York, Revenue Bonds, Memorial     7/13 at 100.00           AA         689,175
                 Sloan-Kettering Cancer Center, Series 2003-1, 5.000%, 7/01/21 -
                 MBIA Insured
         405  Dormitory Authority of the State of New York, Revenue Bonds, New York     8/14 at 100.00          AAA         435,926
                 and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 - FSA
                 Insured
       1,680  Dormitory Authority of the State of New York, Revenue Bonds, Winthrop     7/11 at 101.00            A       1,722,689
                 South Nassau University Health System Obligated Group, Series
                 2001A, 5.250%, 7/01/17 - AMBAC Insured
       1,195  Dormitory Authority of the State of New York, Revenue Bonds, Winthrop     7/11 at 101.00            A       1,158,361
                 South Nassau University Health System Obligated Group, Series
                 2001B, 5.250%, 7/01/17 - AMBAC Insured
         500  Dormitory Authority of the State of New York, Revenue Bonds,              7/13 at 100.00         Baa1         390,445
                 Winthrop-South Nassau University Hospital Association, Series
                 2003A, 5.500%, 7/01/32
              Madison County Industrial Development Agency, New York, Civic
              Facility Revenue Bonds, Oneida Health System, Series 2007A:
         100     5.250%, 2/01/27                                                          No Opt. Call         BBB-          75,689
          90     5.500%, 2/01/32                                                          No Opt. Call         BBB-          66,968
         750  New York City Health and Hospitals Corporation, New York, Health          2/13 at 100.00           A+         758,160
                 System Revenue Bonds, Series 2003A, 5.250%, 2/15/21 - AMBAC Insured
         245  New York City Industrial Development Agency, New York, Civic Facility     7/12 at 101.00          Ba2         169,542
                 Revenue Bonds, Staten Island University Hospital, Series 2002C,
                 6.450%, 7/01/32
------------------------------------------------------------------------------------------------------------------------------------
       7,245  Total Health Care                                                                                           6,966,567
------------------------------------------------------------------------------------------------------------------------------------

              HOUSING/MULTIFAMILY - 2.9%
       1,000  New Hartford-Sunset Woods Funding Corporation, New York, FHA-Insured      8/12 at 101.00          AAA       1,029,650
                 Mortgage Revenue Bonds, Sunset Woods Apartments II Project, Series
                 2002, 5.350%, 2/01/20
         250  New York City Housing Development Corporation, New York, Multifamily      5/14 at 100.00           AA         246,810
                 Housing Revenue Bonds, Series 2004A, 5.250%, 11/01/30
         275  New York State Housing Finance Agency, Affordable Housing Revenue,       11/17 at 100.00          Aa2         251,185
                 Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       1,525  Total Housing/Multifamily                                                                                   1,527,645
------------------------------------------------------------------------------------------------------------------------------------

              HOUSING/SINGLE FAMILY - 8.4%
       2,000  New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds,        10/11 at 100.00          Aa1       2,015,880
                 Series 101, 5.000%, 10/01/18 (Alternative Minimum Tax)
       2,500  New York State Mortgage Agency, Mortgage Revenue Bonds, Thirty-First      4/11 at 100.00          Aaa       2,344,025
                 Series A, 5.300%, 10/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       4,500  Total Housing/Single Family                                                                                 4,359,905
------------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              LONG-TERM CARE - 11.7%
$      1,890  Dormitory Authority of the State of New York, FHA-Insured Nursing         8/11 at 101.00          AA-  $    1,812,737
                 Home Mortgage Revenue Bonds, Norwegian Christian Home and Health
                 Center, Series 2001, 5.200%, 8/01/36 - MBIA Insured
         100  Dormitory Authority of the State of New York, Non-State Supported        11/16 at 100.00          Aa3          93,329
                 Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series
                 2006, 5.000%, 11/01/31
          50  Dormitory Authority of the State of New York, Revenue Bonds,              7/15 at 100.00          N/R          27,077
                 Providence Rest, Series 2005, 5.000%, 7/01/35 - ACA Insured
       2,000  East Rochester Housing Authority, New York, FHA-Insured Mortgage          8/12 at 101.00          AAA       2,038,960
                 Revenue Refunding Bonds, Jewish Home of Rochester, Series 2002,
                 4.625%, 2/15/17
       1,000  East Rochester Housing Authority, New York, Revenue Bonds,               12/12 at 103.00          AAA       1,016,650
                 GNMA/FHA-Secured Revenue Bonds, St. Mary's Residence Project,
                 Series 2002A, 5.375%, 12/20/22
         980  New York City Industrial Development Agency, New York, GNMA              11/12 at 101.00          AA+         884,205
                 Collateralized Mortgage Revenue Bonds, Eger Harbor House Inc.,
                 Series 2002A, 4.950%, 11/20/32
          25  Suffolk County Industrial Development Agency, New York, Civic             7/16 at 100.00          N/R          20,062
                 Facility Revenue Bonds, Special Needs Facilities Pooled Program,
                 Series 2008-B1, 5.500%, 7/01/18
         275  Yonkers Industrial Development Agency, New York, Civic Facilities         7/16 at 101.00          N/R         219,775
                 Revenue Bonds, Special Needs Facilities Pooled Program Bonds,
                 Series 2008-C1, 5.500%, 7/01/18
------------------------------------------------------------------------------------------------------------------------------------
       6,320  Total Long-Term Care                                                                                        6,112,795
------------------------------------------------------------------------------------------------------------------------------------

              MATERIALS - 0.1%
          90  Jefferson County Industrial Development Agency, New York, Solid Waste    12/13 at 100.00          BBB          59,566
                 Disposal Revenue Bonds, International Paper Company Project,
                 Series 2003A, 5.200%, 12/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

              TAX OBLIGATION/GENERAL - 8.6%
              Clarkstown, Rickland County, New York, Various Purposes Serial Bonds,
              Series 1992:
         505     5.600%, 6/15/10 - AMBAC Insured                                          No Opt. Call          AAA         534,320
         525     5.600%, 6/15/11 - AMBAC Insured                                          No Opt. Call          AAA         573,977
         525     5.600%, 6/15/12 - AMBAC Insured                                          No Opt. Call          AAA         590,016
         300  New York City, New York, General Obligation Bonds, Fiscal Series          8/14 at 100.00           AA         326,109
                 2004C, 5.250%, 8/15/16
         200  New York City, New York, General Obligation Bonds, Fiscal Series          3/15 at 100.00           AA         206,016
                 2005J, 5.000%, 3/01/19 - FGIC Insured
       1,000  New York City, New York, General Obligation Bonds, Fiscal Series          6/16 at 100.00           AA         999,050
                 2006J-1, 5.000%, 6/01/25
       1,260  New York City, New York, General Obligation Bonds, Series D, 5.125%,     12/17 at 100.00           AA       1,267,535
                 12/01/25
------------------------------------------------------------------------------------------------------------------------------------
       4,315  Total Tax Obligation/General                                                                                4,497,023
------------------------------------------------------------------------------------------------------------------------------------

              TAX OBLIGATION/LIMITED - 16.7%
         600  Battery Park City Authority, New York, Senior Revenue Bonds, Series      11/13 at 100.00          AAA         629,310
                 2003A, 5.000%, 11/01/23
         500  Erie County Industrial Development Agency, New York, School Facility      5/14 at 100.00          AAA         508,550
                 Revenue Bonds, Buffalo City School District, Series 2004, 5.750%,
                 5/01/26 - FSA Insured
         500  Metropolitan Transportation Authority, New York, State Service            7/12 at 100.00          AA-         515,230
                 Contract Refunding Bonds, Series 2002A, 5.500%, 1/01/20 - MBIA
                 Insured
          95  Nassau County Interim Finance Authority, New York, Sales Tax Secured      5/09 at 100.00          AAA          95,169
                 Revenue Bonds, Series 2001A-2, 5.125%, 11/15/21 - AMBAC Insured
              New York City Sales Tax Asset Receivable Corporation, New York,
              Dedicated Revenue Bonds, Local Government Assistance
              Corporation, Series 2004A:
         250     5.000%, 10/15/25 - MBIA Insured                                       10/14 at 100.00          AAA         257,200
         200     5.000%, 10/15/26 - MBIA Insured                                       10/14 at 100.00          AAA         204,556
       1,225     5.000%, 10/15/29 - AMBAC Insured                                      10/14 at 100.00          AAA       1,237,360
         600  New York City Transitional Finance Authority, New York, Building Aid      1/17 at 100.00          AA-         573,888
                 Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 - FGIC
                 Insured
         670  New York City Transitional Finance Authority, New York, Future Tax        2/13 at 100.00          AAA         684,640
                 Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23

    | Portfolio of INVESTMENTS March 31, 2009

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/LIMITED (continued)
$        550  New York City Transitional Finance Authority, New York, Future Tax       11/17 at 100.00          AAA  $      555,330
                 Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27
         775  New York State Environmental Facilities Corporation, State Personal      12/17 at 100.00          AAA         788,074
                 Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/26 (UB)
         250  New York State Thruway Authority, Highway and Bridge Trust Fund           4/14 at 100.00           AA         261,920
                 Bonds, Second Genera1 Series 2004, 5.000%, 4/01/21 - MBIA Insured
         145  New York State Thruway Authority, Highway and Bridge Trust Fund             No Opt. Call           AA         210,882
                 Bonds, Series 2005B, Trust 2800, 19.498%, 4/01/20 - AMBAC Insured
                 (IF)
         425  New York State Thruway Authority, Highway and Bridge Trust Fund          10/17 at 100.00           AA         423,500
                 Bonds, Series 2007, 5.000%, 4/01/27
              New York State Tobacco Settlement Financing Corporation, Tobacco
              Settlement Asset-Backed and State Contingency Contract-Backed
              Bonds, Series 2003A-1:
       1,000     5.250%, 6/01/20 - AMBAC Insured                                        6/13 at 100.00          AA-       1,006,160
         250     5.250%, 6/01/21 - AMBAC Insured                                        6/13 at 100.00          AA-         250,510
         500  New York State Tobacco Settlement Financing Corporation, Tobacco          6/13 at 100.00          AA-         505,275
                 Settlement Asset-Backed and State Contingency Contract-Backed
                 Bonds, Series 2003B-1C, 5.500%, 6/01/21
          15  Triborough Bridge and Tunnel Authority, New York, Convention Center         No Opt. Call          AA-          15,700
                 Bonds, Series 1990E, 7.250%, 1/01/10
------------------------------------------------------------------------------------------------------------------------------------
       8,550  Total Tax Obligation/Limited                                                                                8,723,254
------------------------------------------------------------------------------------------------------------------------------------

              TRANSPORTATION - 2.0%
         180  Albany Parking Authority, New York, Revenue Bonds, Series 2001A,          7/11 at 101.00         BBB+         177,811
                 5.625%, 7/15/25
         500  Metropolitan Transportation Authority, New York, Transportation             No Opt. Call          AA-         531,925
                 Revenue Bonds, Series 2003A, 5.000%, 11/15/15 - FGIC Insured
         100  New York State Thruway Authority, General Revenue Bonds, Series           7/15 at 100.00          AAA          98,595
                 2005G, 5.000%, 1/01/30 - FSA Insured
         105  Port Authority of New York and New Jersey, Consolidated Revenue           6/15 at 101.00          AA-         104,429
                 Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/31 -
                 SYNCORA GTY Insured
         120  Port Authority of New York and New Jersey, Consolidated Revenue           8/17 at 100.00          AAA         118,157
                 Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.447%,
                 8/15/32 - FSA Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
       1,005  Total Transportation                                                                                        1,030,917
------------------------------------------------------------------------------------------------------------------------------------

              U.S. GUARANTEED - 6.2% (4)
         220  Albany Parking Authority, New York, Revenue Bonds, Series 2001A,          7/11 at 101.00      N/R (4)         245,606
                 5.625%, 7/15/25 (Pre-refunded 7/15/11)
       1,080  Dormitory Authority of the State of New York, Judicial Facilities           No Opt. Call          AAA       1,289,185
                 Lease Revenue Bonds, Suffolk County Issue, Series 1986, 7.375%,
                 7/01/16 (ETM)
         250  Dormitory Authority of the State of New York, Revenue Bonds, North        5/13 at 100.00          Aaa         287,563
                 Shore Long Island Jewish Group, Series 2003, 5.375%, 5/01/23
                 (Pre-refunded 5/01/13)
         340  Suffolk County Water Authority, New York, Water Revenue Bonds, Series       No Opt. Call          AAA         370,114
                 1986V, 6.750%, 6/01/12 (ETM)
         965  TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2002-1,          7/12 at 100.00          AAA       1,064,144
                 5.500%, 7/15/24 (Pre-refunded 7/15/12)
------------------------------------------------------------------------------------------------------------------------------------
       2,855  Total U.S. Guaranteed                                                                                       3,256,612
------------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              UTILITIES - 3.4%
              Long Island Power Authority, New York, Electric System General
              Revenue Bonds, Series 2006A:
$        570     5.000%, 12/01/23 - FGIC Insured                                        6/16 at 100.00          AA-  $      569,373
         430     5.000%, 12/01/25 - FGIC Insured                                        6/16 at 100.00          AA-         424,229
         500  New York State Energy Research and Development Authority, Pollution       3/11 at 100.00          AA-         485,420
                 Control Revenue Bonds, New York State Electric and Gas
                 Corporation, Series 2005A, 4.100%, 3/15/15 - MBIA Insured
         250  Niagara County Industrial Development Agency, New York, Solid Waste      11/11 at 101.00         Baa2         234,018
                 Disposal Facility Revenue Bonds, American Ref-Fuel Company of
                 Niagara LP, Series 2001A, 5.450%, 11/15/26 (Mandatory put
                 11/15/12) (Alternative Minimum Tax)
          60  Westchester County Industrial Development Agency, Westchester County,     6/09 at 100.00          BBB          59,895
                 New York, Resource Recovery Revenue Bonds, RESCO Company, Series
                 1996, 5.500%, 7/01/09 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       1,810  Total Utilities                                                                                             1,772,935
------------------------------------------------------------------------------------------------------------------------------------

              WATER AND SEWER - 12.7%
       2,500  New York City Municipal Water Finance Authority, New York, Water and      6/11 at 101.00          AAA       2,502,372
                 Sewerage System Revenue Bonds, Fiscal Series 2001C, 5.125%, 6/15/33
              New York State Environmental Facilities Corporation, State Clean
                 Water and Drinking Water
              Revolving Funds Revenue Bonds, New York City Municipal Water Finance
              Authority Loan, Series 2002B:
       2,000     5.250%, 6/15/19                                                        6/12 at 100.00          AAA       2,098,960
       2,000     5.000%, 6/15/27                                                        6/12 at 100.00          AAA       2,018,120
------------------------------------------------------------------------------------------------------------------------------------
       6,500  Total Water and Sewer                                                                                       6,619,452
------------------------------------------------------------------------------------------------------------------------------------
$     51,995  Total Long-Term Investments (cost $52,482,440) - 97.9%                                                     51,174,770
============------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS March 31, 2009

   PRINCIPAL
AMOUNT (000)  DESCRIPTION (1)                                                                            RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS - 2.1%
$      1,093  State Street Bank Euro Dollar Time Deposit, 0.010%, 4/01/09                                       N/A       1,092,572
============------------------------------------------------------------------------------------------------------------------------
              Total Short-Term Investments (cost $1,092,572)                                                              1,092,572
              ----------------------------------------------------------------------------------------------------------------------
              Total Investments (cost $53,575,012) - 100.0%                                                              52,267,342
              ----------------------------------------------------------------------------------------------------------------------
              Floating Rate Obligations - (1.1)%                                                                          (580,000)
              ----------------------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - 1.1%                                                                          580,645
              ----------------------------------------------------------------------------------------------------------------------
              Net Assets - 100%                                                                                      $   52,267,987
              ======================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of March 31, 2009. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/A   Not applicable.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1- Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

| Statement of ASSETS & LIABILITIES
                        March 31, 2009

                                                         SELECT           SELECT          SELECT       CALIFORNIA          NEW YORK
                                                       TAX-FREE       TAX-FREE 2      TAX-FREE 3  SELECT TAX-FREE   SELECT TAX-FREE
                                                           (NXP)            (NXQ)         _ (NXR)            (NXC)             (NXN)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value
(cost $225,908,904, $242,201,127, $176,632,345,
   $85,686,479 and $53,575,012, respectively)     $ 219,407,173   $  220,050,549   $ 171,677,505   $   82,175,593   $    52,267,342
Interest receivable                                   3,679,583        3,759,065       2,746,633        1,136,239           796,649
Other assets                                             51,120           53,624          40,859           23,820            17,488
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                     223,137,876      223,863,238     174,464,997       83,335,652        53,081,479
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Floating rate obligations                                    --               --              --               --           580,000
Common share dividends payable                          846,284          900,720         642,295          312,292           184,164
Accrued expenses:
   Management fees                                       46,041           55,653          43,618           21,137            13,255
   Other                                                131,143          135,687         101,527           49,117            36,073
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                  1,023,468        1,092,060         787,440          382,546           813,492
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                        $ 222,114,408   $  222,771,178   $ 173,677,557   $   82,953,106   $    52,267,987
====================================================================================================================================
Shares outstanding                                   16,432,057       17,637,435      12,978,714        6,267,291         3,909,847
====================================================================================================================================
Net asset value per share outstanding             $       13.52   $        12.63   $       13.38   $        13.24   $         13.37
====================================================================================================================================

NET ASSETS CONSIST OF:
====================================================================================================================================

Shares, $.01 par value per share                  $     164,321   $      176,374   $     129,787   $       62,673   $        39,098
Paid-in surplus                                     228,393,639      246,094,428     178,571,782       87,263,868        53,644,447
Undistributed (Over-distribution of)
   net investment income                                965,770          473,587        (81,861)          (2,633)           (49,080)
Accumulated net realized gain (loss) from              (907,591)      (1,822,633)          12,689        (859,916)          (58,808)
   investments
Net unrealized appreciation (depreciation)
   of investments                                    (6,501,731)     (22,150,578)     (4,954,840)      (3,510,886)       (1,307,670)
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                        $ 222,114,408   $  222,771,178   $ 173,677,557   $   82,953,106   $    52,267,987
====================================================================================================================================
Authorized shares                                     Unlimited        Unlimited       Unlimited        Unlimited         Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

| Statement of OPERATIONS
                        Year Ended March 31, 2009

                                                         SELECT          SELECT          SELECT        CALIFORNIA          NEW YORK
                                                       TAX-FREE      TAX-FREE 2      TAX-FREE 3   SELECT TAX-FREE   SELECT TAX-FREE
                                                          (NXP)            (NXQ)           (NXR)             (NXC)             (NXN)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                 $  12,347,791   $  12,747,234   $   9,197,520   $     4,492,902   $     2,651,277
-----------------------------------------------------------------------------------------------------------------------------------

EXPENSES
Management fees                                         537,430         668,213         509,629           249,089           154,014
Shareholders' servicing agent fees and expenses          24,743          22,505          18,972             6,916             5,796
Interest expense on floating rate obligations                --          22,135           1,937            17,261            13,650
Custodian's fees and expenses                            42,677          44,536          36,909            21,829            20,072
Trustees' fees and expenses                               6,432           6,551           4,716             2,426             1,429
Professional fees                                        17,996          18,223          15,671            11,511             9,973
Shareholders' reports - printing and mailing
   expenses                                              71,378          73,894          55,335            25,509            21,794
Stock exchange listing fees                               9,266           9,218           9,208             9,209             9,204
Investor relations expense                               37,568          37,943          28,310            12,754             8,389
Other expenses                                            9,020           9,386           8,057             6,528             5,379
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit              756,510         912,604         688,744           363,032           249,700
   Custodian fee credit                                 (10,756)        (12,616)         (6,769)           (8,165)           (4,076)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                            745,754         899,988         681,975           354,867           245,624
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                11,602,037      11,847,246       8,515,545         4,138,035         2,405,653
-----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments               414,250       (157,525)          95,185          (777,009)          (18,617)
Change in net unrealized appreciation
   (depreciation) of investments                    (13,684,819)    (22,829,917)     (8,093,041)       (4,560,505)       (1,645,443)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)             (13,270,569)    (22,987,442)     (7,997,856)       (5,337,514)       (1,664,060)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   operations                                     $  (1,668,532)  $ (11,140,196)  $     517,689   $    (1,199,479)  $       741,593
-----------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

| Statement of CHANGES in NET ASSETS

                                          SELECT TAX-FREE (NXP)         SELECT TAX-FREE 2 (NXQ)       SELECT TAX-FREE 3 (NXR)
                                       ----------------------------  ----------------------------  ----------------------------
                                                YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                               ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                             3/31/09        3/31/08        3/31/09        3/31/08        3/31/09        3/31/08
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                  $  11,602,037  $  11,509,535  $  11,847,246  $  11,618,930  $   8,515,545  $   8,305,757
Net realized gain (loss) from:
   Investments                               414,250        147,459       (157,525)      (288,340)        95,185        (48,471)
   Forward swaps                                  --             --             --             --             --             --
Change in net unrealized appreciation
   (depreciation) of investments         (13,684,819)    (7,207,078)   (22,829,917)   (11,881,693)    (8,093,041)    (5,615,646)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                        (1,668,532)     4,449,916    (11,140,196)      (551,103)       517,689      2,641,640
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income               (11,226,050)   (11,213,242)   (11,736,647)   (11,242,116)    (8,327,575)    (8,322,967)
From accumulated net realized gains               --             --             --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders         (11,226,050)   (11,213,242)   (11,736,647)   (11,242,116)    (8,327,575)    (8,322,967)
--------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued
   to shareholders due to
   reinvestment of distributions             515,396        182,700        403,746             --        199,823             --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from capital share transactions           515,396        182,700        403,746             --        199,823             --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets    (12,379,186)    (6,580,626)   (22,473,097)   (11,793,219)    (7,610,063)    (5,681,327)
Net assets at the beginning of year      234,493,594    241,074,220    245,244,275    257,037,494    181,287,620    186,968,947
--------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year          $ 222,114,408  $ 234,493,594  $ 222,771,178  $ 245,244,275  $ 173,677,557  $ 181,287,620
================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                         $     965,770  $     614,501  $     473,587  $     364,500  $     (81,861) $    (269,392)
================================================================================================================================

                                 See accompanying notes to financial statements.

| Statement of CHANGES in NET ASSETS (continued)

                                        CALIFORNIA SELECT TAX-FREE (NXC)   NEW YORK SELECT TAX-FREE (NXN)
                                        --------------------------------   ------------------------------
                                                  YEAR              YEAR             YEAR            YEAR
                                                 ENDED             ENDED            ENDED           ENDED
                                               3/31/09           3/31/08          3/31/09         3/31/08
----------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                   $    4,138,035   $     4,101,055   $    2,405,653   $   2,406,620
Net realized gain (loss) from:
   Investments                                (777,009)          (84,927)         (18,617)        (82,020)
   Forward swaps                                    --                --               --          41,813
Change in net unrealized appreciation
   (depreciation) of investments            (4,560,505)       (3,947,262)      (1,645,443)     (1,858,128)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                          (1,199,479)           68,866          741,593         508,285
----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                  (4,172,698)       (3,995,905)      (2,392,826)     (2,391,875)
From accumulated net realized gains                 --           (66,966)              --         (47,290)
----------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders            (4,172,698)       (4,062,871)      (2,392,826)     (2,439,165)
----------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued
   to shareholders due to
   reinvestment of distributions               101,344            40,911           10,984          11,240
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from capital share transactions             101,344            40,911           10,984          11,240
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets       (5,270,833)       (3,953,094)      (1,640,249)     (1,919,640)
Net assets at the beginning of year         88,223,939        92,177,033       53,908,236      55,827,876
----------------------------------------------------------------------------------------------------------
Net assets at the end of year           $   82,953,106   $    88,223,939   $   52,267,987   $  53,908,236
==========================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                          $       (2,633)  $        34,049   $      (49,080)  $     (61,907)
==========================================================================================================

                                 See accompanying notes to financial statements.

| Notes to FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Select Tax-Free Income Portfolio (NXP), Nuveen Select Tax-Free Income Portfolio 2 (NXQ), Nuveen Select Tax-Free Income Portfolio 3
(NXR), Nuveen California Select Tax-Free Income Portfolio (NXC) and Nuveen New York Select Tax-Free Income Portfolio (NXN) (collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide stable dividends consistent with the preservation of capital, exempt from regular federal and designated state income taxes, where applicable, by investing primarily in a diversified portfolio of municipal obligations.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At March 31, 2009, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

| Notes to FINANCIAL STATEMENTS (continued)

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No.
140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities." In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is recognized as "Interest expense on floating rate obligations" on the Statement of Operations.

During the fiscal year ended March 31, 2009, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At March 31, 2009, none of the Funds were invested in externally-deposited Recourse Trusts.

                                                                                                   CALIFORNIA   NEW YORK
                                                                SELECT       SELECT       SELECT       SELECT     SELECT
                                                              TAX-FREE   TAX-FREE 2   TAX-FREE 3     TAX-FREE   TAX-FREE
                                                                  (NXP)        (NXQ)        (NXR)        (NXC)      (NXN)
-------------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts                           $     --   $       --   $       --   $       --   $     --
=========================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended March 31, 2009, were as follows:

                                                                                                   CALIFORNIA   NEW YORK
                                                                             SELECT       SELECT       SELECT     SELECT
                                                                         TAX-FREE 2   TAX-FREE 3     TAX-FREE   TAX-FREE
                                                                               (NXQ)        (NXR)        (NXC)      (NXN)
-------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations                                        $  861,329   $   81,986   $  796,438   $663,521
Average annual interest rate and fees                                          2.57%        2.36%        2.17%      2.06%
=========================================================================================================================

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. None of the Funds invested in forward interest rate swap transactions during the fiscal year ended March 31, 2009.

Market and Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, each Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage credit risk by entering into agreements only with counterparties Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments Inc. ("Nuveen") believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

| Notes to FINANCIAL STATEMENTS (continued)

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) "Fair Value Measurements." SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund's fair value measurements as of March 31, 2009:

SELECT TAX-FREE (NXP)                                                              LEVEL 1         LEVEL 2   LEVEL 3           TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Investments                                                                   $  2,333,263   $ 217,073,910   $    --   $ 219,407,173
====================================================================================================================================

SELECT TAX-FREE 2 (NXQ)                                                            LEVEL 1         LEVEL 2   LEVEL 3           TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Investments                                                                   $    389,327   $ 219,661,222   $    --   $ 220,050,549
====================================================================================================================================

SELECT TAX-FREE 3 (NXR)                                                            LEVEL 1         LEVEL 2   LEVEL 3           TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Investments                                                                   $    319,852   $ 171,357,653   $    --   $ 171,677,505
====================================================================================================================================

CALIFORNIA SELECT TAX-FREE (NXC)                                                   LEVEL 1         LEVEL 2   LEVEL 3           TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Investments                                                                   $    295,477   $  81,880,116   $    --   $  82,175,593
====================================================================================================================================

NEW YORK SELECT TAX-FREE (NXN)                                                     LEVEL 1         LEVEL 2   LEVEL 3           TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Investments                                                                   $  1,092,572   $  51,174,770   $    --   $  52,267,342
====================================================================================================================================

The following is a reconciliation of NXN's Level 3 investments held at the beginning and end of the measurement period:

                                                                                                                    NEW YORK SELECT
                                                                                                                     TAX-FREE (NXN)
                                                                                                                            LEVEL 3
                                                                                                                        INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
Balance at beginning of year                                                                                        $       527,326
   Gains (losses):
       Net realized gains (losses)                                                                                               --
       Net change in unrealized appreciation (depreciation)                                                                 122,674
   Net purchases at cost (sales at proceeds)                                                                               (650,000)
   Net discounts (premiums)                                                                                                      --
   Net transfers in to (out of) at end of year fair value                                                                        --
------------------------------------------------------------------------------------------------------------------------------------
Balance at end of year                                                                                              $            --
====================================================================================================================================

3. FUND SHARES

Share Repurchases

On July 30, 2008, the Funds' Board of Trustees approved a program under which each Fund may repurchase an aggregate of up to approximately 10% of its outstanding shares. The Funds did not repurchase any of their shares during the fiscal year ended March 31, 2009.

Transactions in shares were as follows:

                                                                 SELECT                     SELECT                  SELECT
                                                             TAX-FREE (NXP)            TAX-FREE 2 (NXQ)         TAX-FREE 3 (NXR)
                                                         -----------------------   -----------------------   -----------------------
                                                         YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                            3/31/09      3/31/08      3/31/09      3/31/08      3/31/09      3/31/08
------------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders due to reinvestment of
   distributions                                             37,396       12,459       30,367           --       14,590           --
====================================================================================================================================

                                                                                      CALIFORNIA SELECT         NEW YORK SELECT
                                                                                         TAX-FREE (NXC)          TAX-FREE (NXN)
                                                                                   -----------------------   -----------------------
                                                                                   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                                      3/31/09      3/31/08      3/31/09      3/31/08
------------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders due to reinvestment of
   distributions                                                                        7,322        2,899          797          827
====================================================================================================================================

| Notes to FINANCIAL STATEMENTS (continued)

4. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended March 31, 2009, were as follows:

                                                                                                         CALIFORNIA       NEW YORK
                                                              SELECT           SELECT         SELECT          SELECT         SELECT
                                                            TAX-FREE       TAX-FREE 2     TAX-FREE 3        TAX-FREE       TAX-FREE
                                                                (NXP)            (NXQ)          (NXR)           (NXC)          (NXN)
------------------------------------------------------------------------------------------------------------------------------------
Purchases                                             $   25,240,211   $   15,591,582   $  8,862,796   $  10,133,201   $    355,191
Sales and maturities                                      26,124,020       14,559,043      8,949,089      12,512,808      2,079,946
====================================================================================================================================

5. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At March 31, 2009, the cost of investments was as follows:

                                                                                                          CALIFORNIA       NEW YORK
                                                              SELECT           SELECT         SELECT          SELECT         SELECT
                                                            TAX-FREE       TAX-FREE 2     TAX-FREE 3        TAX-FREE       TAX-FREE
                                                                (NXP)            (NXQ)          (NXR)           (NXC)          (NXN)
------------------------------------------------------------------------------------------------------------------------------------
Cost of investments                                   $  225,627,266   $  242,027,256   $176,535,869   $  85,683,703   $ 52,984,815
====================================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at March 31, 2009, were as follows:

                                                                                                          CALIFORNIA       NEW YORK
                                                              SELECT           SELECT         SELECT          SELECT         SELECT
                                                            TAX-FREE       TAX-FREE 2     TAX-FREE 3        TAX-FREE       TAX-FREE
                                                                (NXP)            (NXQ)          (NXR)           (NXC)          (NXN)
------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                       $   11,918,622   $    7,913,797   $  6,803,154   $   2,795,328   $    939,716
   Depreciation                                          (18,138,715)     (29,890,504)   (11,661,518)     (6,303,438)    (2,238,881)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
   investments                                        $   (6,220,093)  $  (21,976,707)  $ (4,858,364)  $  (3,508,110)  $ (1,299,165)
====================================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at March 31, 2009, the Funds' tax year end, were as follows:

                                                                                                          CALIFORNIA       NEW YORK
                                                              SELECT           SELECT         SELECT          SELECT         SELECT
                                                            TAX-FREE       TAX-FREE 2     TAX-FREE 3        TAX-FREE       TAX-FREE
                                                                (NXP)            (NXQ)          (NXR)           (NXC)          (NXN)
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income*                  $    1,360,903   $    1,278,567   $    516,027   $     342,425   $    141,820
Undistributed net ordinary income**                          259,856               28             --              --             --
Undistributed net long-term capital gains                         --               --         12,690              --             --
====================================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 3, 2009, paid on April 1, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended March 31, 2009 and March 31, 2008, was designated for purposes of the dividends paid deduction as follows:

                                                                                                          CALIFORNIA       NEW YORK
                                                              SELECT           SELECT         SELECT          SELECT         SELECT
                                                            TAX-FREE       TAX-FREE 2     TAX-FREE 3        TAX-FREE       TAX-FREE
2009                                                            (NXP)            (NXQ)          (NXR)           (NXC)          (NXN)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***           $   11,223,919   $   11,734,961   $  8,326,795   $   4,172,291   $  2,392,786
Distributions from net ordinary income**                          --               --             --              --             --
Distributions from net long-term capital gains****                --               --             --              --             --
====================================================================================================================================

                                                                                                          CALIFORNIA       NEW YORK
                                                              SELECT           SELECT         SELECT          SELECT         SELECT
                                                            TAX-FREE       TAX-FREE 2     TAX-FREE 3        TAX-FREE       TAX-FREE
2008                                                            (NXP)            (NXQ)          (NXR)           (NXC)          (NXN)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income              $   11,212,532   $   11,198,099   $  8,322,967   $   3,980,219   $  2,392,058
Distributions from net ordinary income**                          --               --             --              --             --
Distributions from net long-term capital gains                    --               --             --          66,849         47,064
====================================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended March 31, 2009, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended March 31, 2009.

At March 31, 2009, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                                          CALIFORNIA       NEW YORK
                                                                               SELECT         SELECT          SELECT         SELECT
                                                                             TAX-FREE     TAX-FREE 2        TAX-FREE       TAX-FREE
                                                                                 (NXP)          (NXQ)           (NXC)          (NXN)
------------------------------------------------------------------------------------------------------------------------------------
Expiration:
   March 31, 2015                                                      $      907,591   $  1,369,835   $          --   $         --
   March 31, 2016                                                                  --          7,597          34,855         40,192
   March 31, 2017                                                                  --        400,800         127,842         15,314
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                  $      907,591   $  1,778,232   $     162,697   $     55,506
====================================================================================================================================

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through March 31, 2009, the Funds' tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                                                                          CALIFORNIA       NEW YORK
                                                                                              SELECT          SELECT         SELECT
                                                                                          TAX-FREE 2        TAX-FREE       TAX-FREE
                                                                                                (NXQ)           (NXC)          (NXN)
------------------------------------------------------------------------------------------------------------------------------------
Post-October capital losses                                                             $     44,402   $     697,221   $      3,303
====================================================================================================================================

| Notes to FINANCIAL STATEMENTS (continued)

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

                                                             SELECT TAX-FREE 2 (NXQ)
                                                             SELECT TAX-FREE 3 (NXR)
                                                    CALIFORNIA SELECT TAX-FREE (NXC)
                             SELECT TAX-FREE (NXP)    NEW YORK SELECT TAX-FREE (NXN)
AVERAGE DAILY NET ASSETS      FUND-LEVEL FEE RATE               FUND-LEVEL FEE RATE
------------------------------------------------------------------------------------
For the first $125 million                  .0500%                            .1000%
For the next $125 million                   .0375                             .0875
For the next $250 million                   .0250                             .0750
For the next $500 million                   .0125                             .0625
====================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of March 31, 2009, the complex-level fee rate was .2000%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)          EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------
$55 billion                                                                   .2000%
$56 billion                                                                   .1996
$57 billion                                                                   .1989
$60 billion                                                                   .1961
$63 billion                                                                   .1931
$66 billion                                                                   .1900
$71 billion                                                                   .1851
$76 billion                                                                   .1806
$80 billion                                                                   .1773
$91 billion                                                                   .1691
$125 billion                                                                  .1599
$200 billion                                                                  .1505
$250 billion                                                                  .1469
$300 billion                                                                  .1445
====================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but which generally includes assets attributable to preferred stock issued by or borrowings (including the issuance of commercial paper or notes) by such fund, but excludes assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

7. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of March 31, 2009, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Financial Accounting Standards Board Staff Position No. 157-4 (FSP No. 157-4)

On April 9, 2009, the Financial Accounting Standards Board issued FSP No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly." FSP No. 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, "Fair Value Measurements," when the volume and level of activity for the asset or liability have significantly decreased. FSP No. 157-4 also requires additional disaggregation of the current SFAS No. 157 required disclosures. FSP No. 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP No. 157-4 and the impact it will have on the financial statement disclosures.

8. SUBSEQUENT EVENTS

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on May 1, 2009, to shareholders of record on April 15, 2009, as follows:

                                                          CALIFORNIA   NEW YORK
                       SELECT       SELECT       SELECT       SELECT     SELECT
                     TAX-FREE   TAX-FREE 2   TAX-FREE 3     TAX-FREE   TAX-FREE
                         (NXP)        (NXQ)        (NXR)        (NXC)      (NXN)
--------------------------------------------------------------------------------
Dividend per share   $  .0570   $    .0555   $    .0535   $    .0555   $  .0510
================================================================================

| Financial HIGHLIGHTS

Selected data for a share outstanding throughout each period:

                                             Investment Operations                  Less Distributions
                                      -----------------------------------   --------------------------------
                                                           Net                                                    Ending
                          Beginning          Net     Realized/                     Net                               Net      Ending
                          Net Asset   Investment    Unrealized              Investment    Capital                  Asset      Market
                              Value       Income   Gain (Loss)      Total       Income      Gains      Total       Value       Value
------------------------------------------------------------------------------------------------------------------------------------
SELECT TAX-FREE (NXP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2009                      $   14.30   $      .71   $      (.81)  $   (.10)  $     (.68)  $     --   $   (.68)  $   13.52   $   13.67
2008                          14.72          .70          (.44)       .26         (.68)        --       (.68)      14.30       14.24
2007                          14.62          .70           .08        .78         (.68)        --       (.68)      14.72       14.85
2006                          14.62          .70          (.02)       .68         (.68)        --       (.68)      14.62       14.21
2005                          14.85          .70          (.12)       .58         (.71)      (.10)      (.81)      14.62       13.50

SELECT TAX-FREE 2 (NXQ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2009                          13.93          .67         (1.30)      (.63)        (.67)        --       (.67)      12.63       13.14
2008                          14.60          .66          (.69)      (.03)        (.64)        --       (.64)      13.93       13.79
2007                          14.44          .66           .14        .80         (.64)        --       (.64)      14.60       14.07
2006                          14.38          .66           .06        .72         (.65)      (.01)      (.66)      14.44       13.37
2005                          14.56          .67          (.13)       .54         (.68)      (.04)      (.72)      14.38       13.08
====================================================================================================================================

                                                             Ratios/Supplemental Data
                                                ---------------------------------------------------
                                                               Ratios to Average Net Assets
                             Total Returns                             Before Credit
                          -------------------               --------------------------------------
                                     Based on      Ending
                          Based on        Net         Net    Expenses      Expenses            Net
                            Market      Asset      Assets   Including     Excluding     Investment
                             Value*     Value*       (000)   Interest(a)   Interest(a)      Income
---------------------------------------------------------------------------------------------------
SELECT TAX-FREE (NXP)
---------------------------------------------------------------------------------------------------
Year Ended 3/31:
2009                           .89%      (.65)% $ 222,114         .33%          .33%          5.12%
2008                           .61       1.83     234,494         .32           .32           4.83
2007                          9.59       5.48     241,074         .31           .31           4.77
2006                         10.41       4.74     239,406         .32           .32           4.72
2005                           .17       4.00     239,460         .33           .33           4.76

SELECT TAX-FREE 2 (NXQ)
---------------------------------------------------------------------------------------------------
Year Ended 3/31:
2009                           .24      (4.63)    222,771         .39           .38           5.08
2008                          2.69       (.24)    245,244         .40           .36           4.58
2007                         10.21       5.62     257,037         .37           .36           4.50
2006                          7.39       5.12     254,205         .36           .36           4.51
2005                           .11       3.82     253,158         .37           .37           4.68
===================================================================================================

                                                              Ratios/Supplemental Data
                                                  --------------------------------------------------
                                                         Ratios to Average Net Assets
                                                                 After Credit**
                                                  --------------------------------------
                                                   Expenses      Expenses            Net   Portfolio
                                                  Including     Excluding     Investment    Turnover
                                                   Interest(a)   Interest(a)      Income        Rate
----------------------------------------------------------------------------------------------------
SELECT TAX-FREE (NXP)
----------------------------------------------------------------------------------------------------
Year Ended 3/31:
2009                                                    .33%          .33%          5.12%         11%
2008                                                    .31           .31           4.83           4
2007                                                    .30           .30           4.78           2
2006                                                    .31           .31           4.73           4
2005                                                    .32           .32           4.77          11

SELECT TAX-FREE 2 (NXQ)
----------------------------------------------------------------------------------------------------
Year Ended 3/31:
2009                                                    .39           .38           5.09           6
2008                                                    .38           .34           4.60           7
2007                                                    .36           .35           4.51           3
2006                                                    .35           .35           4.52          11
2005                                                    .36           .36           4.69          13
====================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit, where applicable.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

| Financial HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period:

                                                    Investment Operations             Less Distributions
                                               -------------------------------   -----------------------------
                                                                   Net                                            Ending
                                   Beginning          Net    Realized/                  Net                          Net      Ending
                                   Net Asset   Investment   Unrealized           Investment   Capital              Asset      Market
                                       Value       Income   Gain (Loss)  Total       Income     Gains    Total     Value       Value
------------------------------------------------------------------------------------------------------------------------------------
SELECT TAX-FREE 3 (NXR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2009                               $   13.98   $      .66   $     (.62)  $ .04   $     (.64)  $    --   $ (.64)  $ 13.38   $   13.57
2008                                   14.42          .64         (.44)    .20         (.64)       --     (.64)    13.98       13.75
2007                                   14.29          .64          .13     .77         (.64)       --     (.64)    14.42       14.01
2006                                   14.22          .65          .06     .71         (.64)       --     (.64)    14.29       13.45
2005                                   14.37          .66         (.11)    .55         (.67)     (.03)    (.70)    14.22       12.82

CALIFORNIA SELECT TAX-FREE (NXC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2009                                   14.09          .66         (.84)   (.18)        (.67)       --     (.67)    13.24       12.00
2008                                   14.73          .66         (.65)    .01         (.64)     (.01)    (.65)    14.09       14.08
2007                                   14.57          .64          .18     .82         (.64)     (.02)    (.66)    14.73       14.22
2006                                   14.54          .65          .09     .74         (.65)     (.06)    (.71)    14.57       13.56
2005                                   14.68          .66         (.09)    .57         (.66)     (.05)    (.71)    14.54       13.40
====================================================================================================================================

                                                                        Ratios/Supplemental Data
                                                         ----------------------------------------------------
                                                                          Ratios to Average Net Assets
                                      Total Returns                              Before Credit
                                   -------------------                --------------------------------------
                                              Based on       Ending
                                   Based on        Net          Net    Expenses      Expenses            Net
                                     Market      Asset       Assets   Including     Excluding     Investment
                                      Value*     Value*        (000)   Interest(a)   Interest(a)      Income
-------------------------------------------------------------------------------------------------------------
SELECT TAX-FREE 3 (NXR)
-------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2009                                   3.51%       .34%  $  173,678         .39%          .39%          4.83%
2008                                   2.91       1.42      181,288         .38           .36           4.49
2007                                   9.15       5.51      186,969         .38           .37           4.43
2006                                  10.12       5.10      185,233         .37           .37           4.51
2005                                   (.17)      4.01      184,379         .38           .38           4.66

CALIFORNIA SELECT TAX-FREE (NXC)
-------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2009                                 (10.34)     (1.30)      82,953         .43           .41           4.85
2008                                   3.68        .05       88,224         .44           .38           4.52
2007                                   9.89       5.72       92,177         .40           .39           4.37
2006                                   6.52       5.17       91,152         .38           .38           4.42
2005                                    .50       3.99       90,949         .39           .39           4.55
=============================================================================================================

                                                                        Ratios/Supplemental Data
                                                           --------------------------------------------------
                                                               Ratios to Average Net Assets
                                                                      After Credit**
                                                           --------------------------------------
                                                            Expenses     Expenses             Net   Portfolio
                                                           Including     Excluding     Investment    Turnover
                                                            Interest(a)   Interest(a)      Income        Rate
-------------------------------------------------------------------------------------------------------------
SELECT TAX-FREE 3 (NXR)
-------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2009                                                             .39%      .39%              4.83%          5%
2008                                                             .36       .35               4.50           2
2007                                                             .36       .35               4.45           9
2006                                                             .35       .35               4.52           6
2005                                                             .37       .37               4.67          16

CALIFORNIA SELECT TAX-FREE (NXC)
-------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2009                                                             .42       .40               4.86          12
2008                                                             .43       .37               4.53           8
2007                                                             .39       .38               4.38          16
2006                                                             .37       .37               4.43           8
2005                                                             .39       .39               4.56          13
=============================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit, where applicable.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

| Financial HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period:

                                                  Investment Operations              Less Distributions
                                             -------------------------------   -----------------------------
                                                                 Net                                              Ending
                                 Beginning          Net    Realized/                  Net                            Net      Ending
                                 Net Asset   Investment   Unrealized           Investment   Capital                Asset      Market
                                     Value       Income   Gain (Loss)  Total       Income     Gains    Total       Value       Value
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK SELECT TAX-FREE (NXN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2009                             $   13.79   $      .62   $     (.43)  $ .19   $     (.61)  $    --   $ (.61)  $   13.37   $   13.08
2008                                 14.28          .62         (.49)    .13         (.61)     (.01)    (.62)      13.79       13.79
2007                                 14.19          .61          .13     .74         (.61)     (.04)    (.65)      14.28       14.15
2006                                 14.28          .62         (.02)    .60         (.62)     (.07)    (.69)      14.19       13.35
2005                                 14.57          .64         (.21)    .43         (.66)     (.06)    (.72)      14.28       13.65
====================================================================================================================================

                                                                   Ratios/Supplemental Data
                                                       --------------------------------------------------
                                                                       Ratios to Average Net Assets
                                    Total Returns                             Before Credit
                                 -------------------              --------------------------------------
                                            Based on     Ending
                                 Based on        Net        Net    Expenses      Expenses            Net
                                   Market      Asset     Assets   Including     Excluding     Investment
                                    Value*     Value*      (000)   Interest(a)   Interest(a)      Income
---------------------------------------------------------------------------------------------------------
NEW YORK SELECT TAX-FREE (NXN)
---------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2009                                 (.57)%     1.47%  $ 52,268         .47%          .45%          4.57%
2008                                 2.06        .94     53,908         .46           .43           4.35
2007                                11.15       5.30     55,828         .46           .42           4.29
2006                                 2.84       4.19     55,473         .41           .41           4.28
2005                                  .05       3.10     55,817         .41           .41           4.48
=========================================================================================================

                                                                     Ratios/Supplemental Data
                                                        --------------------------------------------------
                                                              Ratios to Average Net Assets
                                                                      After Credit**
                                                        --------------------------------------
                                                        Expenses       Expenses            Net  Portfolio
                                                        Including     Excluding     Investment   Turnover
                                                         Interest(a)   Interest(a)      Income       Rate
----------------------------------------------------------------------------------------------------------
NEW YORK SELECT TAX-FREE (NXN)
----------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2009                                                          .47%          .44%          4.57%         1%
2008                                                          .44           .41           4.37         20
2007                                                          .45           .41           4.30          6
2006                                                          .40           .40           4.29         13
2005                                                          .41           .41           4.48         13
==========================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit, where applicable.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                     NUMBER            PRINCIPAL
                                                      YEAR FIRST     OF PORTFOLIOS     OCCUPATION(S)
       NAME,                                          ELECTED OR     IN FUND COMPLEX   INCLUDING OTHER
       BIRTHDATE                POSITION(S) HELD      APPOINTED      OVERSEEN BY       DIRECTORSHIPS
       & ADDRESS                WITH THE FUNDS        AND TERM(1)    BOARD MEMBER      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o      ROBERT P. BREMNER                                                               Private Investor and Management Consultant;
       8/22/40                  Chairman of                                            Treasurer and Director, Humanities Council of
       333 W. Wacker Drive      the Board             1997           199               Washington D.C.
       Chicago, IL 60606        and Board Member

o      JACK B. EVANS                                                                   President, The Hall-Perrine Foundation, a
       10/22/48                                                                        private philanthropic corporation (since
       333 W. Wacker Drive      Board Member          1999           199               1996); Director and Vice Chairman, United
       Chicago, IL 60606                                                               Fire Group, a publicly held company; Member
                                                                                       of the Board of Regents for the State of Iowa
                                                                                       University System; Director, Gazette
                                                                                       Companies; Life Trustee of Coe College;
                                                                                       Director, Iowa College Foundation; Member of
                                                                                       the Advisory Council of the Department of
                                                                                       Finance in the Tippie College of Business,
                                                                                       University of Iowa; formerly, Director,
                                                                                       Alliant Energy; formerly, Director, Federal
                                                                                       Reserve Bank of Chicago; formerly, President
                                                                                       and Chief Operating Officer, SCI Financial
                                                                                       Group, Inc., a regional financial services
                                                                                       firm.

o      WILLIAM C. HUNTER                                                               Dean, Tippie College of Business, University
       3/6/48                                                                          of Iowa (since July 2006); Director (since
       333 W. Wacker Drive      Board Member          2004           199               2004) of Xerox Corporation; Director (since
       Chicago, IL 60606                                                               2005), Beta Gamma Sigma International Honor
                                                                                       Society; formerly, Dean and Distinguished
                                                                                       Professor of Finance, School of Business at
                                                                                       the University of Connecticut (2003-2006);
                                                                                       previously, Senior Vice President and
                                                                                       Director of Research at the Federal Reserve
                                                                                       Bank of Chicago (1995-2003); Director, SS&C
                                                                                       Technologies, Inc. (May 2005-October 2005);
                                                                                       formerly, Director (1997-2007), Credit
                                                                                       Research Center at Georgetown University.

o      DAVID J. KUNDERT                                                                Director, Northwestern Mutual Wealth
       10/28/42                                                                        Management Company; Retired (since 2004) as
       333 W. Wacker Drive      Board Member          2005           199               Chairman, JPMorgan Fleming Asset Management,
       Chicago, IL 60606                                                               President and CEO, Banc One Investment
                                                                                       Advisors Corporation, and President, One
                                                                                       Group Mutual Funds; prior thereto, Executive
                                                                                       Vice President, Banc One Corporation and
                                                                                       Chairman and CEO, Banc One Investment
                                                                                       Management Group; Member, Board of Regents,
                                                                                       Luther College; member of the Wisconsin Bar
                                                                                       Association; member of Board of Directors,
                                                                                       Friends of Boerner Botanical Gardens; member
                                                                                       of Investment Committee, Greater Milwaukee
                                                                                       Foundation.

o      WILLIAM J. SCHNEIDER                                                            Chairman of Miller-Valentine Partners Ltd., a
       9/24/44                                                                         real estate investment company; formerly,
       333 W. Wacker Drive      Board Member          1997           199               Senior Partner and Chief Operating Officer
       Chicago, IL 60606                                                               (retired, 2004) of Miller-Valentine Group;
                                                                                       member, University of Dayton Business School
                                                                                       Advisory Council; member, Dayton Philharmonic
                                                                                       Orchestra Association; formerly, member,
                                                                                       Business Advisory Council, Cleveland Federal
                                                                                       Reserve Bank; formerly, Director, Dayton
                                                                                       Development Coalition.

                                                                     NUMBER            PRINCIPAL
                                                      YEAR FIRST     OF PORTFOLIOS     OCCUPATION(S)
       NAME,                                          ELECTED OR     IN FUND COMPLEX   INCLUDING OTHER
       BIRTHDATE                POSITION(S) HELD      APPOINTED      OVERSEEN BY       DIRECTORSHIPS
       & ADDRESS                WITH THE FUNDS        AND TERM(1)    BOARD MEMBER      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o      JUDITH M. STOCKDALE                                                             Executive Director, Gaylord and Dorothy
       12/29/47                                                                        Donnelley Foundation (since 1994); prior
       333 W. Wacker Drive      Board Member          1997           199               thereto, Executive Director, Great Lakes
       Chicago, IL 60606                                                               Protection Fund (from 1990 to 1994).

o      CAROLE E. STONE                                                                 Director, Chicago Board Options Exchange
       6/28/47                                                                         (since 2006); Commissioner, New York State
       333 W. Wacker Drive      Board Member          2007           199               Commission on Public Authority Reform (since
       Chicago, IL 60606                                                               2005); formerly, Chair New York Racing
                                                                                       Association Oversight Board (2005-2007).

o      TERENCE J. TOTH                                                                 Director, Legal & General Investment
       9/29/59                                                                         Management America, Inc. (since 2008);
       333 W. Wacker Drive      Board Member          2008           199               Managing Partner, Musso Capital Management
       Chicago, IL 60606                                                               (since 2008); Private Investor (since 2007);
                                                                                       CEO and President, Northern Trust Investments
                                                                                       (2004-2007); Executive Vice President,
                                                                                       Quantitative Management & Securities Lending
                                                                                       (2004-2007); prior thereto, various positions
                                                                                       with Northern Trust Company (since 1994);
                                                                                       Member: Goodman Theatre Board (since 2004),
                                                                                       Chicago Fellowship Boards (since 2005),
                                                                                       University of Illinois Leadership Council
                                                                                       Board (since 2007) and Catalyst Schools of
                                                                                       Chicago Board (since 2008); formerly, Member:
                                                                                       Northern Trust Mutual Funds Board
                                                                                       (2005-2007), Northern Trust Investments Board
                                                                                       (2004-2007), Northern Trust Japan Board
                                                                                       (2004-2007), Northern Trust Securities Inc.
                                                                                       Board (2003-2007) and Northern Trust Hong
                                                                                       Kong Board (1997-2004).

INTERESTED BOARD MEMBER:

o      JOHN P. AMBOIAN(2)                                                              Chief Executive Officer (since July 2007) and
       6/14/61                                                                         Director (since 1999) of Nuveen Investments,
       333 W. Wacker Drive      Board Member          2008           199               Inc.; Chief Executive Officer (since 2007) of
       Chicago, IL 60606                                                               Nuveen Asset Management, Rittenhouse Asset
                                                                                       Management, Nuveen Investments Advisors, Inc.
                                                                                       formerly, President (1999-2004) of Nuveen
                                                                                       Advisory Corp. and Nuveen Institutional
                                                                                       Advisory Corp.(3)

                                                                     NUMBER
                                                                     OF PORTFOLIOS
       NAME,                                          YEAR FIRST     IN FUND COMPLEX   PRINCIPAL
       BIRTHDATE                POSITION(S) HELD      ELECTED OR     OVERSEEN          OCCUPATION(S)
       AND ADDRESS              WITH THE FUNDS        APPOINTED(4)   BY OFFICER        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o      GIFFORD R. ZIMMERMAN                                                            Managing Director (since 2002), Assistant
       9/9/56                   Chief                                                  Secretary and Associate General Counsel of
       333 W. Wacker Drive      Administrative        1988           199               Nuveen Investments, LLC; Managing Director,
       Chicago, IL 60606        Officer                                                Associate General Counsel and Assistant
                                                                                       Secretary, of Nuveen Asset Management and of
                                                                                       Symphony Asset Management LLC, (since 2003);
                                                                                       Vice President and Assistant Secretary of NWQ
                                                                                       Investment Management Company, LLC. (since
                                                                                       2002), Nuveen Investments Advisers Inc.
                                                                                       (since 2002), Tradewinds Global Investors,
                                                                                       LLC, and Santa Barbara Asset Management, LLC
                                                                                       (since 2006), Nuveen HydePark Group LLC and
                                                                                       Nuveen Investment Solutions, Inc. (since
                                                                                       2007); Managing Director (since 2004) and
                                                                                       Assistant Secretary (since 1994) of Nuveen
                                                                                       Investments, Inc.; formerly, Managing
                                                                                       Director (2002- 2004), General Counsel
                                                                                       (1998-2004) and Assistant Secretary of Nuveen
                                                                                       Advisory Corp. and Nuveen Institutional
                                                                                       Advisory Corp.(3); Chartered Financial
                                                                                       Analyst.

o      WILLIAM ADAMS IV                                                                Executive Vice President of Nuveen
       6/9/55                                                                          Investments, Inc.; Executive Vice President,
       333 W. Wacker Drive      Vice President        2007           125               U.S. Structured Products of Nuveen
       Chicago, IL 60606                                                               Investments, LLC, (since 1999), prior
                                                                                       thereto, Managing Director of Structured
                                                                                       Investments.

o      MARK J.P. ANSON                                                                 President and Executive Director of Nuveen
       6/10/59                                                                         Investments, Inc. (since 2007); President of
       333 W. Wacker Drive      Vice President        2009           199               Nuveen Investments Institutional Services
       Chicago, IL 60606                                                               Group LLC (since 2007); previously, Chief
                                                                                       Executive Officer of the British Telecom
                                                                                       Pension Scheme (2006-2007) and Chief
                                                                                       Investment Officer of Calpers (1999-2006);
                                                                                       PhD, Chartered Financial Analyst, Chartered
                                                                                       Alternative Investment Analyst, Certified
                                                                                       Public Accountant, Certified Management
                                                                                       Accountant and Certified Internal Auditor.

o      CEDRIC H. ANTOSIEWICZ                                                           Managing Director, (since 2004), previously,
       1/11/62                                                                         Vice President (1993-2004) of Nuveen
       333 W. Wacker Drive      Vice President        2007           125               Investments, LLC.
       Chicago, IL 60606

o      NIZIDA ARRIAGA                                                                  Vice President (since 2007) of Nuveen
       6/1/68                                                                          Investments, LLC; previously, Portfolio
       333 W. Wacker Drive      Vice President        2009           199               Manager, Allstate Investments, LLC
       Chicago, IL 60606                                                               (1996-2006); Chartered Financial Analyst.

o      MICHAEL T. ATKINSON                                                             Vice President (since 2002) of Nuveen
       2/3/66                   Vice President                                         Investments, LLC.; Vice President of Nuveen
       333 W. Wacker Drive      and Assistant         2000           199               Asset Management (since 2005).
       Chicago, IL 60606        Secretary

o      MARGO L. COOK                                                                   Executive Vice President (since Oct 2008) of
       4/11/64                                                                         Nuveen Investments, Inc.; previously, Head of
       333 W. Wacker Drive      Vice President         2009          199               Institutional Asset Management (2007-2008) of
       Chicago, IL 60606                                                               Bear Stearns Asset Management; Head of
                                                                                       Institutional Asset Mgt (1986-2007) of Bank
                                                                                       of NY Mellon; Chartered Financial Analyst.

o      LORNA C. FERGUSON                                                               Managing Director (since 2004), formerly,
       10/24/45                                                                        Vice President of Nuveen Investments, LLC;
       333 W. Wacker Drive      Vice President        1998           199               Managing Director (since 2005) of Nuveen
       Chicago, IL 60606                                                               Asset Management; Managing Director
                                                                                       (2004-2005), formerly, Vice President
                                                                                       (1998-2004) of Nuveen Advisory Corp. and
                                                                                       Nuveen Institutional Advisory Corp.(3)

                                                                     NUMBER
                                                                     OF PORTFOLIOS
       NAME,                                          YEAR FIRST     IN FUND COMPLEX   PRINCIPAL
       BIRTHDATE                POSITION(S) HELD      ELECTED OR     OVERSEEN          OCCUPATION(S)
       AND ADDRESS              WITH THE FUNDS        APPOINTED(4)   BY OFFICER        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o      STEPHEN D. FOY                                                                  Vice President (since 1993) and Funds
       5/31/54                  Vice President                                         Controller (since 1998) of Nuveen
       333 W. Wacker Drive      and Controller        1998           199               Investments, LLC; Vice President (since 2005)
       Chicago, IL 60606                                                               of Nuveen Asset Management; Certified Public
                                                                                       Accountant.

o      WILLIAM T. HUFFMAN                                                              Chief Operating Officer, Municipal Fixed
       5/7/69                                                                          Income (since 2008) of Nuveen Asset
       333 W. Wacker Drive      Vice President        2009           199               Management; previously, Chairman, President
       Chicago, IL 60606                                                               and Chief Executive Officer (2002 - 2007) of
                                                                                       Northern Trust Global Advisors, Inc. and
                                                                                       Chief Executive Officer (2007) of Northern
                                                                                       Trust Global Investments Limited; CPA.

o      WALTER M. KELLY                                                                 Senior Vice President (since 2008), Vice
       2/24/70                  Chief Compliance                                       President (2006-2008) formerly, Assistant
       333 W. Wacker Drive      Officer and           2003           199               Vice President and Assistant General Counsel
       Chicago, IL 60606        Vice President                                         (2003-2006) of Nuveen Investments, LLC; Vice
                                                                                       President (since 2006) and Assistant
                                                                                       Secretary (since 2008) of Nuveen Asset
                                                                                       Management.

o      DAVID J. LAMB                                                                   Senior Vice President (since 2009), formerly,
       3/22/63                                                                         Vice President (2000-2009) of Nuveen
       333 W. Wacker Drive      Vice President        2000           199               Investments, LLC; Vice President (since 2005)
       Chicago, IL 60606                                                               of Nuveen Asset Management; Certified Public
                                                                                       Accountant.

o      TINA M. LAZAR                                                                   Senior Vice President (since 2009), formerly,
       8/27/61                                                                         Vice President of Nuveen Investments, LLC
       333 W. Wacker Drive      Vice President        2002           199               (1999-2009); Vice President of Nuveen Asset
       Chicago, IL 60606                                                               Management (since 2005).

o      LARRY W. MARTIN                                                                 Vice President, Assistant Secretary and
       7/27/51                  Vice President                                         Assistant General Counsel of Nuveen
       333 W. Wacker Drive      and Assistant         1988           199               Investments, LLC; Vice President (since 2005)
       Chicago, IL 60606        Secretary                                              and Assistant Secretary of Nuveen
                                                                                       Investments, Inc.; Vice President (since
                                                                                       2005) and Assistant Secretary (since 1997) of
                                                                                       Nuveen Asset Management; Vice President and
                                                                                       Assistant Secretary of Nuveen Investments
                                                                                       Advisers Inc. (since 2002); NWQ Investment
                                                                                       Management Company, LLC (since 2002),
                                                                                       Symphony Asset Management LLC (since 2003),
                                                                                       Tradewinds Global Investors, LLC, Santa
                                                                                       Barbara Asset Management LLC (since 2006) and
                                                                                       of Nuveen HydePark Group, LLC and Nuveen
                                                                                       Investment Solutions, Inc. (since 2007);
                                                                                       formerly, Vice President and Assistant
                                                                                       Secretary of Nuveen Advisory Corp. and Nuveen
                                                                                       Institutional Advisory Corp.(3)

o      KEVIN J. MCCARTHY                                                               Managing Director (since 2008), formerly,
       3/26/66                  Vice President                                         Vice President (2007-2008), Nuveen
       333 W. Wacker Drive      and Secretary         2007           199               Investments, LLC; Managing Director (since
       Chicago, IL 60606                                                               2008), formerly, Vice President, and
                                                                                       Assistant Secretary, Nuveen Asset Management,
                                                                                       and Nuveen Investments Holdings, Inc.; Vice
                                                                                       President (since 2007) and Assistant
                                                                                       Secretary, Nuveen Investment Advisers Inc.,
                                                                                       Nuveen Investment Institutional Services
                                                                                       Group LLC, NWQ Investment Management Company,
                                                                                       LLC, Tradewinds Global Investors LLC, NWQ
                                                                                       Holdings, LLC, Symphony Asset Management LLC,
                                                                                       Santa Barbara Asset Management LLC, Nuveen
                                                                                       HydePark Group, LLC and Nuveen Investment
                                                                                       Solutions, Inc. (since 2007); prior thereto,
                                                                                       Partner, Bell, Boyd & Lloyd LLP (1997-2007).

                                                                     NUMBER
                                                                     OF PORTFOLIOS
       NAME,                                          YEAR FIRST     IN FUND COMPLEX   PRINCIPAL
       BIRTHDATE                POSITION(S) HELD      ELECTED OR     OVERSEEN          OCCUPATION(S)
       AND ADDRESS              WITH THE FUNDS        APPOINTED(4)   BY OFFICER        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o      JOHN V. MILLER                                                                  Managing Director (since 2007), formerly,
       4/10/67                  Vice President        2007           199               Vice President (2002-2007) of Nuveen Asset
       333 W. Wacker Drive                                                             Management and Nuveen Investments, LLC;
       Chicago, IL 60606                                                               Chartered Financial Analyst.

o      GREGORY MINO                                                                    Vice President of Nuveen Investments, LLC
       1/4/71                   Vice President        2009           199               (since 2008); previously, Director
       333 W. Wacker Drive                                                             (2004-2007) and Executive Director
       Chicago, IL 60606                                                               (2007-2008) of UBS Global Asset Management;
                                                                                       previously, Vice President (2000-2003) and
                                                                                       Director (2003-2004) of Merrill Lynch
                                                                                       Investment Managers; Chartered Financial
                                                                                       Analyst.

o      CHRISTOPHER M.                                                                  Vice President, Nuveen Investments, LLC
       ROHRBACHER                                                                      (since 2008); Vice President and Assistant
       8/1/71                   Vice President                                         Secretary, Nuveen Asset Management (since
       333 W. Wacker Drive      and Assistant         2008           199               2008); prior thereto, Associate, Skadden,
       Chicago, IL 60606        Secretary                                              Arps, Slate Meagher & Flom LLP (2002-2008).

o      JAMES F. RUANE                                                                  Vice President, Nuveen Investments, LLC
       7/3/62                   Vice President                                         (since 2007); prior thereto, Partner,
       333 W. Wacker Drive      and Assistant         2007           199               Deloitte & Touche USA LLP (2005-2007),
       Chicago, IL 60606        Secretary                                              formerly, senior tax manager (2002-2005);
                                                                                       Certified Public Accountant.

o      MARK L. WINGET                                                                  Vice President, Nuveen Investments, LLC
       12/21/68                 Vice President                                         (since 2008); Vice President and Assistant
       333 W. Wacker Drive      and Assistant         2008           199               Secretary, Nuveen Asset Management (since
       Chicago, IL 60606        Secretary                                              2008); prior thereto, Counsel, Vedder Price
                                                                                       P.C. (1997-2007).

(1) Board Members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of TERMS USED in this REPORT

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

o DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

NOTES

NOTES

NOTES

| Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each  Fund has  filed  with the SEC the  certification  of its  Chief  Executive
Officer   and  Chief   Financial   Officer   required  by  Section  302  of  the
Sarbanes-Oxley Act.

SHARE INFORMATION

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds did not repurchase any of their common shares.

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

BOARD OF TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Nuveen Investments:

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $115 billion of assets on March 31, 2009.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:                     WWW.NUVEEN.COM/CEF
                                                      SHARE PRICES
                                                      FUND DETAILS
                                                      DAILY FINANCIAL NEWS
                                                      INVESTOR EDUCATION
                                                      INTERACTIVE PLANNING TOOLS

EAN-B-0309D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    Nuveen Select Tax-Free Income Portfolio 3

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                             AUDIT FEES BILLED            AUDIT-RELATED FEES                  TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED               TO FUND (1)               BILLED TO FUND (2)             BILLED TO FUND (3)         BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
March 31, 2009                   $ 13,336                         $ 0                         $   0                        $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                    0%                          0%                            0%                         0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
March 31, 2008                   $ 12,810                         $ 0                         $ 500                        $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                    0%                          0%                            0%                         0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                AUDIT-RELATED FEES             TAX FEES BILLED TO               ALL OTHER FEES
                                BILLED TO ADVISER AND              ADVISER AND                 BILLED TO ADVISER
                                   AFFILIATED FUND               AFFILIATED FUND              AND AFFILIATED FUND
                                  SERVICE PROVIDERS             SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------
March 31, 2009                            $ 0                           $ 0                             $ 0
------------------------------------------------------------------------------------------------------------------
Percentage approved                        0%                            0%                              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------
March 31, 2008                            $ 0                           $ 0                             $ 0
------------------------------------------------------------------------------------------------------------------
Percentage approved                        0%                            0%                              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                           TOTAL NON-AUDIT FEES
                                                            BILLED TO ADVISER AND
                                                           AFFILIATED FUND SERVICE         TOTAL NON-AUDIT FEES
                                                           PROVIDERS (ENGAGEMENTS          BILLED TO ADVISER AND
                                                           RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                               TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL         PROVIDERS (ALL OTHER
                                  BILLED TO FUND           REPORTING OF THE FUND)              ENGAGEMENTS)                TOTAL
--------------------------------------------------------------------------------------------------------------------------------
March 31, 2009                        $   0                         $ 0                            $ 0                     $   0
March 31, 2008                        $ 500                         $ 0                            $ 0                     $ 500

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                    FUND
Thomas Spalding         Nuveen Select Tax-Free Income Portfolio 3

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                       NUMBER OF
PORTFOLIO MANAGER   TYPE OF ACCOUNT MANAGED            ACCOUNTS   ASSETS
--------------------------------------------------------------------------------
Thomas Spalding     Registered Investment Company      11         $ 8.27 billion
                    Other Pooled Investment Vehicles   0          $0
                    Other Accounts                     5          $15 million

* Assets are as of March 31, 2009. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of April 30, 2009, the S&P/Investortools Municipal Bond index was comprised of 52,532 securities with an aggregate current market value of $1,047 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors led by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the Fund and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other account. The Adviser, however, believes that such potential conflicts are mitigated by the fact that the Adviser has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Adviser has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the March 31, 2009, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Fund and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                        DOLLAR RANGE OF
                                                                                        EQUITY SECURITIES
                                                                                        BENEFICIALLY OWNED
                                                                        DOLLAR RANGE    IN THE REMAINDER OF
                                                                        OF EQUITY       NUVEEN FUNDS
                                                                        SECURITIES      MANAGED BY NAM'S
NAME OF PORTFOLIO                                                       BENEFICIALLY    MUNICIPAL
MANAGER                 FUND                                            OWNED IN FUND   INVESTMENT TEAM
-----------------------------------------------------------------------------------------------------------
Thomas Spalding         Nuveen Select Tax-Free Income Portfolio 3       $0              $500,001-$1,000,000

PORTFOLIO MANAGER BIO:

Thomas Spalding, CFA is Vice President and Senior Investment Officer of Nuveen Investments. He has direct investment responsibility for National Long Term funds. He joined Nuveen in 1976 as assistant portfolio manager and has been the portfolio manager of the Nuveen Municipal Value Fund, Nuveen's first closed-end exchange traded fund, since its inception in 1987. Currently, he manages investments for 12 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Tax-Free Income Portfolio 3
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: June 8, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: June 8, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: June 8, 2009
    -------------------------------------------------------------------